                       * Confidential Treatment Requested
                         Under 17 C.F.R. Sections 200.80(b)(4),
                         200.83 and 230.406

                                                                   EXHIBIT 10.21


                                  MP3.COM, INC.


                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT



                                  MAY 19, 1999

                               TABLE OF CONTENTS

                                                                                            PAGE
1.      AGREEMENT TO SELL AND PURCHASE.......................................................1

        1.1    Authorization of Shares.......................................................1

        1.2    Sale and Purchase.............................................................1

2.      CLOSING, DELIVERY AND PAYMENT........................................................1

        2.1    Closing.......................................................................1

        2.2    Delivery......................................................................2

3.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.............................2

        3.1    Organization, Good Standing and Qualification.................................2

        3.2    Subsidiaries..................................................................2

        3.3    Capitalization; Voting Rights.................................................2

        3.4    Authorization; Binding Obligations............................................3

        3.5    Financial Statements..........................................................3

        3.6    Liabilities...................................................................4

        3.7    Agreements; Action............................................................4

        3.8    Disclosure....................................................................5

        3.9    Obligations to Related Parties................................................5

        3.10   Changes.......................................................................5

        3.11   Title to Properties and Assets; Liens, Etc....................................6

        3.12   Patents and Trademarks........................................................6

        3.13   Compliance with Other Instruments.............................................7

        3.14   Litigation....................................................................7

        3.15   Employees.....................................................................8

        3.16   Proprietary Information and Inventions Agreements.............................8

        3.17   Obligations of Management.....................................................8

        3.18   Registration Rights and Voting Rights.........................................8

        3.19   Compliance with Laws; Permits.................................................9

        3.20   Offering Valid................................................................9

        3.21   Minute Books..................................................................9

        3.22   Insurance.....................................................................9

        3.23   Tax Returns and Payments......................................................9



                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                            PAGE
        3.24   Qualified Small Business......................................................9

        3.25   Board of Directors............................................................9

4.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.....................................10

        4.1    Requisite Power and Authority................................................10

        4.2    Investment Representations...................................................10

        4.3    Transfer Restrictions........................................................11

        4.4    Legends......................................................................11

5.      CONDITIONS TO CLOSING...............................................................12

        5.1    Conditions to the Purchaser's Obligations at the Closing.....................12

        5.2    Conditions to Obligations of the Company.....................................13

6.      MISCELLANEOUS.......................................................................14

        6.1    Governing Law................................................................14

        6.2    Survival.....................................................................14

        6.3    Successors and Assigns.......................................................14

        6.4    Entire Agreement.............................................................14

        6.5    Severability.................................................................15

        6.6    Amendment and Waiver.........................................................15

        6.7    Delays or Omissions..........................................................15

        6.8    Notices......................................................................15

        6.9    Expenses.....................................................................15

        6.10   Attorneys' Fees..............................................................15

        6.11   Titles and Subtitles.........................................................16

        6.12   Counterparts.................................................................16

        6.13   Broker's Fees................................................................16

        6.14   Reliance by the Purchaser....................................................16

        6.15   Confidentiality..............................................................16

        6.16   Pronouns.....................................................................16

        6.17   Stock Split..................................................................16

        6.18   Initial Public Offering......................................................16

        6.19   Standstill Agreement.........................................................17



                                      II.

                                  MP3.COM, INC.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

        THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of May 19, 1999, by and among MP3.COM, INC., a Delaware corporation (the "Company"), and COX INTERACTIVE MEDIA, INC., a Delaware corporation (the "Purchaser").

                                    RECITALS

        WHEREAS, the Company has authorized the issuance and sale of an aggregate of four million one hundred eighty-two thousand five hundred seventy-eight (4,182,578) shares of its Series C Preferred Stock pursuant to this Agreement (the "Shares");

        WHEREAS, the Purchaser desires to purchase the Shares on the terms and conditions set forth herein; and

        WHEREAS, the Company desires to issue and sell the Shares to the Purchaser on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

        1.      AGREEMENT TO SELL AND PURCHASE.

                1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized (a) the sale and issuance to the Purchaser of the Shares and (b) the issuance of such shares of Common Stock to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation of the Company, in the form attached hereto as Exhibit A (the "Restated Charter").

                1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as defined below) the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Shares, for an aggregate of forty-five million four thousand five hundred thirty-nine dollars and twenty-eight cents ($45,004,539.28) based on a per share purchase price of ten dollars and seventy-six cents ($10.76) (the "Purchase Price").

        2.      CLOSING, DELIVERY AND PAYMENT.

                2.1 CLOSING. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place as promptly as possible after satisfaction or waiver of the conditions set forth in Section 5 to the respective obligations of the Company and the Purchaser hereunder, but in any event not later than three (3) business days following the later to occur of (i) the execution of that certain Limited Liability Company Agreement of MP3Radio.com L.L.C., between the Company and the Purchaser and (ii) the expiration or


                                       1.

termination of the waiting period applicable to the consummation of this Agreement and the transactions contemplated hereby under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121-2128 or at such other time or place as the Company and the Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

                2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser a certificate representing the number of Shares to be purchased at the Closing by the Purchaser, against payment of the Purchase Price therefor by check, wire transfer made payable to the order of the Company, cancellation of indebtedness or any combination of the foregoing.

        3.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

                Except as set forth on a Schedule of Exceptions delivered by the Company to THE Purchaser on the date hereof, the Company represents, warrants and covenants to the Purchaser as follows:

                3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Second Amended and Restated Investor Rights Agreement in the form attached hereto as Exhibit B (the "Investor Rights Agreement") and the Second Amended and Restated Co-Sale Agreement in the form attached hereto as Exhibit C (the "Co-Sale Agreement") (collectively, the "Related Agreements"), to issue and sell the Shares and the Conversion Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Restated Charter and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

                3.2 SUBSIDIARIES. The Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

                3.3 CAPITALIZATION; VOTING RIGHTS. The authorized capital stock of the Company as of the date of this Agreement consists of 51,000,000 shares of Common Stock, par value $0.001 per share, 22,428,065 shares of which are issued and outstanding; and 15,500,000 shares of Preferred Stock, par value $0.001 per share, 8,250,000 of which are designated Series A Preferred Stock, all of which are issued and outstanding, 439,103 of which are designated Series B Preferred Stock, all of which are issued and outstanding, and 4,182,578 of which are designated Series C Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock (a) have been duly authorized and validly issued, (b) are fully paid and nonassessable and (c) were issued in compliance with all applicable



                                       2.

state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Charter. The Conversion Shares have been duly and validly reserved for issuance. As of the date of this Agreement, other than the 8,500,000 shares of Common Stock reserved for issuance under the Company's 1998 Equity Incentive Plan, of which options to purchase 2,021,750 shares of Common Stock are issued and outstanding, the 200,000 shares of Common Stock reserved for issuance under the Company's Employee Stock Purchase Plan, of which no shares are issued and outstanding, and except as may be granted pursuant to the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Restated Charter, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by the Purchaser; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The sale of the Shares and the subsequent conversion thereof are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. Except as set forth on the Schedule of Exceptions, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company.

                3.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Charter has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in Section 2.9 of the Investor Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

                3.5 FINANCIAL STATEMENTS. The Company has made available to the Purchaser its unaudited balance sheet as at March 31, 1999 (the "Statement Date"), unaudited statement of income and cash flows for the three months ended March 31, 1999, audited balance sheet as at December 31, 1998 and audited statement of income and cash flows for the fiscal year ended December 31, 1998 (collectively, the "Financial Statements"), copies of which are attached hereto as Exhibit D. The Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent



                                       3.

basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of the Statement Date or fiscal year end, as applicable; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles.

                3.6 LIABILITIES. The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

                3.7 AGREEMENTS; ACTION.

                        (a) Except for agreements explicitly contemplated hereby and agreements between the Company and its employees with respect to the sale of the Company's Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

                        (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "OFF THE SHELF" or other standard products), or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license agreements entered into in the ordinary course of business).

                        (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $200,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                        (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.



                                       4.

                3.8 DISCLOSURE. The Company has fully provided the Purchaser with all the information which the Purchaser has requested for deciding whether to acquire the Shares and all information which the Company believes is reasonably necessary to enable the Purchaser to make such a decision. No representation or warranty of the Company contained in this Agreement and the exhibits attached hereto, or any certificate furnished or to be furnished to Purchaser at the Closing, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                3.9 OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company or, to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or stockholders of the Company may own stock in publicly traded companies which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                3.10 CHANGES. Since the Statement Date, there has not been to the Company's knowledge:

                        (a) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition, operations or prospects of the Company;

                        (b) Any resignation or termination of any officer or key employee of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer or key employee;

                        (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                        (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;



                                       5.

                        (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

                        (f) Any direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                        (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                        (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

                        (i) Any labor organization activity;

                        (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                        (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                        (l) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company;

                        (m) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company; or

                        (n) Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

                3.11 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

                3.12 PATENTS AND TRADEMARKS. To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes



                                       6.

necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "OFF THE SHELF" or standard products. The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as presently proposed to be conducted. Neither the execution nor delivery of this Agreement or the Related Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

                3.13 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Restated Charter or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery, and performance of and compliance with this Agreement and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Charter, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                3.14 LITIGATION. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against the Company that questions the validity of this Agreement, or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any



                                       7.

information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                3.15 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. No employee has any agreement or contract, written or verbal, regarding his employment. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees.

                3.16 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each employee and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information, in the form of Exhibit E attached hereto. The Company is not aware that any of its employees is in violation thereof, and the Company will use its best efforts to prevent any such violation. All consultants to or vendors of the Company with access to material confidential information of the Company are parties to a written agreement pursuant to which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company is not aware that any of its consultants or vendors are in violation thereof, and the Company will use its best efforts to prevent any such violation.

                3.17 OBLIGATIONS OF MANAGEMENT. Each officer of the Company is currently devoting one hundred percent (100%) of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer or key employee of the Company is planning to work less than full time at the Company in the future. No officer or key employee is currently working or, to the Company's knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

                3.18 REGISTRATION RIGHTS AND VOTING RIGHTS.

                        (a) Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as



                                       8.

defined in Section 1.1 of the Investor Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

                        (b) To the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

                3.19 COMPLIANCE WITH LAWS; PERMITS. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

                3.20 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

                3.21 MINUTE BOOKS. The minute books of the Company made available to the Purchaser contain a complete summary of all meetings of directors and stockholders since the time of incorporation.

                3.22 INSURANCE. The Company has obtained fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

                3.23 TAX RETURNS AND PAYMENTS. The Company has filed all tax returns and reports as required by law. These returns and reports were true and correct in all material respects when filed. The Company has paid all taxes and other assessments due.

                3.24 QUALIFIED SMALL BUSINESS. To the Company's knowledge, the Shares should qualify as "Qualified Small Business Stock" as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"), as of the date hereof.

                3.25 BOARD OF DIRECTORS. The Company covenants that, if the Company adopts a "staggered" Board of Directors in connection with the Company's initial public offering



                                       9.

(the "IPO"), it will name the Purchaser's designee, selected in accordance with the Restated Charter, on the Board of Directors of the Company as one of the directors of the Company in the class serving a full three-year term prior to re-election. In addition, the Company covenants following the IPO to nominate the Purchaser's designee to serve two additional three-year terms as a director as long as Purchaser still owns shares representing at least five percent (5%) of the Company's outstanding Common Stock (assuming the conversion of all Preferred Stock and similar convertible securities).

                3.26 RIGHT OF FIRST REFUSAL. The Company covenants that in the event that, between the execution of this Agreement and the Closing Date, the Company shall issue Equity Securities (as defined in Section 4.1 of the Investor Rights Agreement) and such Equity Securities are not excluded pursuant to
Section 4.7 of the Investor Rights Agreement, then the Purchaser shall have the rights of a Right of First Refusal Investor (as defined in the Investor Rights Agreement) as described in Section 4 of the Investor Rights Agreement, subject to the following limitations:

                        (a) The Purchaser shall have the right to purchase only that number of Equity Securities which are necessary for Purchaser to own 10% of the outstanding capital stock of the Company (calculated on a fully diluted basis including all options, warrants and convertible securities outstanding or reserved for issuance under any stock option plan or stock purchase plan) as of the Closing Date;

                        (b) The Equity Securities purchased by Purchaser pursuant to this Section 3.26 shall be for the price and upon the terms and conditions as specified in the notice provided to Purchaser in the manner contemplated by Section 4.2 or 4.4 of the Investor Rights Agreement;

                        (c) The Purchaser must comply with the response to notice provisions set forth in Sections 4.2, 4.3 and 4.4 of the Investor Rights Agreement; however, the closing of any sale of Equity Securities to the Purchaser pursuant to Section 4 of the Investor Rights Agreement will occur on the Closing Date;

                        (d) Solely for the purpose of Section 4.5 of the Investor Rights Agreement, the Shares shall be included in the definition of Registrable Securities;

                        (e) Solely for the purpose of calculating the number of shares the Purchaser may purchase under Section 4.1 of the Investor Rights Agreement, Purchaser shall be deemed to hold 4,182,578 shares of the Company's Common Stock (as such number may be adjusted as a result of Purchaser's exercise of its rights under this Section 3.26 to purchase additional shares); and

                        (f) Solely for the purpose of calculating the number of shares each Right of First Refusal Investor may purchase under Section 4.1, the Shares shall be deemed outstanding shares immediately prior to the issuance of the Equity Securities.

Except as stated in this Section 3.26, all of the provisions of Section 4 of the Investor Rights Agreement shall apply to the Purchaser, including the early termination provisions set forth in Section 4.5 of the Investor Rights Agreement.



                                      10.

                3.27 COMPANY RIGHT OF FIRST REFUSAL The Company covenants to use its best efforts to obtain a waiver of its Board of Directors of the provisions of Article XIV, Section 46 of the Company's Amended and Restated Bylaws with respect to any transfer by the Purchaser (or any transferee of the Purchaser that is an affiliate of Cox Enterprises, Inc. ("Cox")) of any shares of the Company's capital stock to Cox or to an affiliate of Cox.


        4.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

                The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

                4.1 REQUISITE POWER AND AUTHORITY. The Purchaser has all necessary corporate power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on the Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Investor Rights Agreement may be limited by applicable laws.

                4.2 INVESTMENT REPRESENTATIONS. The Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in the Agreement. The Purchaser hereby represents and warrants as follows:

                        (a) PURCHASER BEARS ECONOMIC RISK. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. The Purchaser understands that the Company has no present intention of registering the Shares or the Conversion Shares. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times the Purchaser might propose.



                                      11.

                        (b) ACQUISITION FOR OWN ACCOUNT. The Purchaser is acquiring the Shares and the Conversion Shares for the Purchaser's own account for investment only, and not with a view towards their distribution.

                        (c) PURCHASER CAN PROTECT ITS INTEREST. The Purchaser represents that by reason of its, or of its management's, business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

                        (d) ACCREDITED INVESTOR. The Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                        (e) COMPANY INFORMATION. The Purchaser has received and read the Financial Statements and Business Plan and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. The Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                        (f) RULE 144. The Purchaser acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                        (g) RESIDENCE. The office of the Purchaser in which its investment decision was made is located at the address of the Purchaser set forth on the signature page hereto.

                4.3 TRANSFER RESTRICTIONS. The Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

                4.4 LEGENDS. Purchaser acknowledges and agrees, that the certificate(s) evidencing the Shares and/or the Conversion Shares may bear the following legends:

                        (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.



                                      12.

                        (b) Any legend imposed by the Company's Bylaws or applicable state securities laws.

        5.      CONDITIONS TO CLOSING.

                5.1 CONDITIONS TO THE PURCHASER'S OBLIGATIONS AT THE CLOSING. The Purchaser's obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                        (a) SCHEDULE OF EXCEPTIONS. The Company shall have delivered to the Purchaser, for informational purposes only, a Schedule of Exceptions that has been updated as of the Closing Date.

                        (b) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date (unless such representation and warranty is expressly limited by its terms to a specific earlier date, in which case such representation and warranty shall continue to be true and correct with respect to such earlier date), except as set forth on the Schedule of Exceptions delivered upon execution of this Agreement pursuant to Section 3 herein (it being understood that, for purposes of determining the accuracy of such representations and warranties as of the Closing Date, (i) any inaccuracy that does not, individually or in the aggregate with any other such inaccuracies, have a material adverse effect on the business or financial condition, results of operations, assets, management or prospects of the Company shall be disregarded and (ii) any inaccuracy that results from or relates to the taking of any action contemplated or permitted by this Agreement shall be disregarded), and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                        (c) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

                        (d) FILING OF RESTATED CHARTER. The Restated Charter shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Closing Date.

                        (e) CORPORATE DOCUMENTS. The Company shall have delivered to the Purchaser or its counsel, copies of all corporate documents of the Company as the Purchaser shall reasonably request.

                        (f) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                        (g) COMPLIANCE CERTIFICATE. The Company shall have delivered to THE Purchaser a Compliance Certificate, executed by the President of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (b), (d), (e) and (g) of this Section 5.1 have been satisfied.



                                      13.

                        (h) INVESTOR RIGHTS AGREEMENT. The Second Amended and Restated Investor Rights Agreement substantially in the form attached hereto as Exhibit B shall have been executed and delivered by the parties thereto.

                        (i) CO-SALE AGREEMENT. The Second Amended and Restated Co-Sale Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the parties thereto.

                        (j) LEGAL OPINION. The Purchaser shall have received from legal counsel to the Company an opinion addressed to the Purchaser, dated as of the Closing Date, in substantially the form attached hereto as Exhibit F.

                        (k) PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company and each of its employees shall have entered into the Company's standard form of Proprietary Information and Inventions Agreement attached hereto as Exhibit E.

                        (l) BOARD OF DIRECTORS. Upon the Closing, the Board of Directors of the Company shall consist of Lawrence F. Probst III, Michael Robertson, Mark Stevens, Theodore W. Waitt, Robin Richards and, as the Purchaser's designee, David Easterly.

                        (m) HSR ACT. The waiting period applicable to the consummation of this Agreement and the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

                        (n) LIMITED LIABILITY COMPANY AGREEMENT. That certain Limited Liability Company Agreement of MP3Radio.com L.L.C., between the Purchaser and the Company, in substantially the form attached hereto as Exhibit G, shall have been executed and delivered by the parties thereto.

                        (o) TERMINATION DATE. The Closing shall have occurred on or before September 1, 1999.

                5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

                        (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties in Section 4 made by the Purchaser shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

                        (b) PERFORMANCE OF OBLIGATIONS. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing.

                        (c) FILING OF RESTATED CHARTER. The Restated Charter shall have been filed with the Secretary of State of the State of Delaware.




                                      14.

                        (d) INVESTOR RIGHTS AGREEMENT. The Second Amended and Restated Investor Rights Agreement substantially in the form attached hereto as Exhibit B shall have been executed and delivered by the Purchaser.

                        (e) CO-SALE AGREEMENT. The Second Amended and Restated Co-Sale Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the parties thereto.

                        (f) HSR ACT. The waiting period applicable to the consummation of this Agreement and the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

                        (g) LIMITED LIABILITY COMPANY AGREEMENT. That certain Limited Liability Company Agreement of MP3Radio.com L.L.C., between the Purchaser and the Company, in substantially the form attached hereto as Exhibit G, shall have been executed and delivered by the parties thereto.

                        (h) TERMINATION DATE. The Closing shall have occurred on or before September 1, 1999.

        6.      MISCELLANEOUS.

                6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

                6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby for a period of one (1) year following the Closing; provided, however, the Company's covenants set forth in
Section 3.25 herein shall survive for the period of time specified therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

                6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time. Subject to compliance with applicable federal and state securities laws, the Purchaser may transfer its rights, but not its obligations, hereunder to its employees, officers and affiliates, including affiliates of Cox Enterprises, Inc., (all of such transferees shall thereafter constitute "Purchasers" with respect to all of the rights of the Purchaser set forth in this Agreement).

                6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof



                                      15.

and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                6.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                6.6 AMENDMENT AND WAIVER.

                        (a) This Agreement may be amended or modified only upon the written consent of the Company and the holder or holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                        (b) The obligations of the Company and the rights of the holder or holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Restated Charter, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Restated Charter or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements, or the Restated Charter must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Restated Charter, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

                6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser at the addresses as set forth on the signature page hereof or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

                6.9 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Related Agreements.



                                      16.

                6.10 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                6.11 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                6.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

                6.14 RELIANCE BY THE PURCHASER. The Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

                6.15 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement or the Related Agreements, discussions or negotiations relating to this Agreement or the Related Agreements, the performance of its obligations hereunder or the ownership of the Shares purchased hereunder. The provisions of this Section 6.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

                6.16 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

                6.17 STOCK SPLIT. The Company is contemplating, and its Board of Directors has approved, a split of the Company's Common Stock whereby each outstanding two shares of Common Stock would be split into three shares of Common Stock. The transaction contemplated in this Agreement and the numbers utilized herein are based on pre-split numbers. If for any reason the Company effects the stock split prior to the consummation of the transactions contemplated by this Agreement, the parties agree that all numbers herein and the conversion rate of the Series C Preferred Stock will be adjusted appropriately.



                                      17.

                6.18 INITIAL PUBLIC OFFERING. The Company is contemplating, and its Board of Directors has approved, the initial public offering of the Company's Common Stock. If for any reason the initial public offering is completed prior to the Closing Date, the parties agree that this Agreement shall become an agreement for the Company to sell and the Purchaser to buy shares of Common Stock of the Company. In all other respects, the terms and conditions of this Agreement and the Related Agreements shall remain exactly the same and shall not in any way be affected or impaired thereby.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]



                                      18.

        IN WITNESS WHEREOF, the parties hereto have executed the SERIES C PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

MP3.COM, INC.


By: /s/ ROBIN RICHARDS
   --------------------------------
Name:  Robin Richards
Title: President and Chief Operating Officer

Address:  10350 Science Center Drive
          Building No. 14
          San Diego, CA  92121


PURCHASER:

COX INTERACTIVE MEDIA, INC.


By: /s/ DANIEL E. EASTERLY
   -------------------------------

Name:
     -----------------------------

Title:
      ----------------------------

Address:
        --------------------------
        --------------------------
        --------------------------



                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                                RESTATED CHARTER

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                  MP3.COM, INC.


        Robin Richards and Steven Przesmicki hereby certify that:

        ONE: The original name of this corporation was Zco Inc. and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was March 17, 1998.

        TWO: They are the duly elected and acting President and Secretary, respectively, of MP3.com, Inc., a Delaware corporation.

        THREE: The Restated Certificate of Incorporation, as amended, of this corporation is hereby amended and restated in its entirety to read as follows:

                                       I.

        The name of the corporation is MP3.COM, INC. (the "Corporation" or the "Company").

                                       II.

        The address of the registered office of the Corporation in the State of Delaware is:

                      CorpAmerica, Inc.
                      30 Old Rudnick Lane
                      Dover, DE  19901
                      County of Kent

        The name of the Corporation's registered agent at said address is CorpAmerica, Inc.

                                      III.

        The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                       IV.

        A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is sixty-six million five hundred thousand (66,500,000). Fifty-one million (51,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001) (the "Common Stock"). Fifteen million five hundred thousand (15,500,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001) (the "Preferred Stock").



                                       1.

        B. Subject to the rights of the Preferred Stock set forth in Section E.2(b)(vi) below, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation (voting together on an as-if-converted basis).

        C. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Restated Certificate of Incorporation, to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series prior or subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

        D. Eight million two hundred fifty thousand (8,250,000) of the authorized shares of Preferred Stock are hereby designated "Series A Preferred Stock" (the "Series A Preferred"). Four hundred thirty-nine thousand one hundred three (439,103) of the authorized shares of Preferred Stock are hereby designated "Series B Preferred Stock" (the "Series B Preferred"). four million one hundred eighty-two thousand five hundred seventy-eight (4,182,578) of the authorized shares of Preferred Stock are hereby designated "Series C Preferred Stock" (the "Series C Preferred").

        E. The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred, Series B Preferred and Series C Preferred are as follows:

                1.      DIVIDEND RIGHTS.

                        (a) Subject to the right of any series of Preferred Stock that may from time to time come into existence, the holders of Series A Preferred, Series B Preferred and Series C Preferred, in preference to the holders of Common Stock, shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds that are legally available therefor, cash dividends at the rate of eight percent (8%) of the respective Original Issue Price (as defined below) per annum per share on each outstanding share of Series A Preferred, Series B Preferred and Series C Preferred (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). The "Original Issue Price" of (i) the Series A Preferred shall be one dollar and fifty-four cents ($1.54) per share,
(ii) the Series B Preferred shall be five dollars and sixty-nine cents ($5.69) per share and (i) the Series C Preferred shall be ten dollars and seventy-five cents ($10.76) per share. Such dividends shall be payable only when, as and if declared by the Board of Directors and shall be non-cumulative.

                        (b) So long as any shares of Series A Preferred, Series B Preferred or Series C Preferred shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on the Common Stock, nor shall any shares of Common Stock be purchased, redeemed, or otherwise acquired for value by the Company (except for acquisitions of Common Stock by the Company pursuant to agreements which permit



                                       2.

the Company to repurchase such shares upon termination of services to the Company or in exercise of the Company's right of first refusal upon a proposed transfer) until all dividends (set forth in Section 1(a) above) on the Series A Preferred, Series B Preferred and Series C Preferred shall have been paid or declared and set apart. In the event dividends are paid on any share of Common Stock, an additional dividend shall be paid with respect to all outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred in an amount equal per share (on an as-if-converted to Common Stock basis) to the amount paid or set aside for each share of Common Stock. The provisions of this
Section 1(b) shall not, however, apply to (i) a dividend payable in Common Stock, (ii) the acquisition of shares of Common Stock in exchange for other shares of Common Stock, or (iii) any repurchase of any outstanding securities of the Company that is unanimously approved by the Company's Board of Directors.

                2.      VOTING RIGHTS.

                        (a) GENERAL RIGHTS. Except as otherwise provided herein or as required by law, the Series A Preferred, the Series B Preferred and Series C Preferred shall be voted equally with the Common Stock and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series A Preferred, Series B Preferred and Series C Preferred, respectively, shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder's aggregate number of shares of Series A Preferred, Series B Preferred and Series C Preferred are convertible (pursuant to Section 4 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

                        (b) SEPARATE VOTE OF SERIES A PREFERRED, SERIES B PREFERRED AND SERIES C PREFERRED. Subject to the rights of any series of Preferred Stock which may from time to time come into existence, for so long as at least a total of 500,000 shares of Series A Preferred, Series B Preferred and/or Series C Preferred (subject to adjustment for any stock split, reverse stock split or other similar event affecting the Series A Preferred, Series B Preferred and Series C Preferred) remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least a majority of the outstanding Series A Preferred, Series B Preferred and Series C Preferred, voting together as a single class, shall be necessary for effecting or validating the following actions:

                                (i) Any amendment, alteration, or repeal of any
provision of the Certificate of Incorporation of the Company (including any filing of a Certificate of Designation) that alters or changes the voting powers, preferences or other special rights, privileges or restrictions of the Series A Preferred, Series B Preferred or Series C Preferred, or that otherwise adversely affects the voting powers, preferences or other special rights, privileges or restrictions of the Series A Preferred, Series B Preferred or Series C Preferred;

                                (ii) Any authorization or any designation,
whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the Company ranking on a parity with or senior to the Series A Preferred, Series B Preferred or Series C Preferred in right of redemption, liquidation



                                       3.

preference, voting or dividends, or any increase in the authorized or designated number of any such new class or series;

                                (iii) Any agreement by the Company regarding an
Asset Transfer or Acquisition (each as defined in Section 3(c));

                                (iv) Any voluntary dissolution or liquidation of
the Company;

                                (v) Any action that results in the payment or
declaration of a dividend on any shares of Common Stock or Preferred Stock (other than a dividend payable solely in shares of Common Stock);

                                (vi) Any increase or decrease (other than by
redemption or conversion) in the authorized number of shares of Common Stock or Preferred Stock; or

                                (vii) Any redemption or repurchase of Common
Stock (except for acquisitions of Common Stock by the Company (A) pursuant to agreements which permit the Company to repurchase such shares upon termination of services to the Company or (B) in exercise of the Company's right of first refusal upon a proposed transfer).

                        (c) BOARD OF DIRECTORS. The Company shall not, without the written consent or affirmative vote of (i) the holders of at least a majority of the then outstanding Common Stock consenting or voting (as the case may be) as a separate class and (ii) the holders of at least a majority of the then outstanding Series A Preferred, Series B Preferred and Series C Preferred, each consenting or voting (as the case may be) together as a single class, increase the maximum number of directors constituting the Board of Directors to a number in excess of six (6). For so long as at least 5,500,000 shares of Series A Preferred remain outstanding (subject to adjustment for any stock split, reverse stock split or similar event affecting the Series A Preferred), the holders of Series A Preferred, voting together as a separate class, shall be entitled to elect two (2) members of the Company's Board of Directors (the "Series A Directors") at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. For so long as at least 3,575,000 but not more than 5,499,999 shares of Series A Preferred remain outstanding (subject to adjustment for any stock split, reverse stock split or similar event affecting the Series A Preferred), the holders of Series A Preferred, voting together as a separate class, shall be entitled to elect one (1) member of the Company's Board of Directors at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director. For so long as at least 3,500,000 shares of Series C Preferred remain outstanding (subject to adjustment for any stock split, reverse stock split or similar event affecting the Series C Preferred), the holders of Series C Preferred, voting together as a separate class, shall be entitled to elect one
(1) member of the Company's Board of Directors (the "Series C Director") at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the



                                       4.

holders of a majority of the then outstanding shares of Series A Preferred and a majority of the then outstanding shares of Series C Preferred shall constitute a quorum of the Series A Preferred and Series C Preferred, respectively, for the election of directors to be elected solely by the holders of the Series A Preferred and Series C Preferred, respectively. The holders of Common Stock, voting together as a separate class, shall be entitled to elect three (3) members of the Board of Directors at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the then outstanding shares of Common Stock shall constitute a quorum of the Common Stock for the election of directors to be elected solely by the holders of the Common Stock. The holders of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred, voting together as a single class on an as-if-converted basis, shall be entitled to elect all remaining members of the Board of Directors at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the Corporation is subject to Section 2115 of the California General Corporation Law ("CGCL"). During such time or times that the Corporation is subject to Section 2115(b) of the CGCL, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder desires. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

                        (d) REMOVAL.

                                (i) Subject to the rights of the holders of
Common Stock, Series A Preferred, Series B Preferred and Series C Preferred to remove certain directors pursuant to Section 2(c) above, during such time or times that the Corporation is subject to Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.



                                       5.

                                (ii) At any time or times that the Corporation
is not subject to Section 2115(b) of the CGCL, and subject to any limitations imposed by law, Section 2(d)(i) above shall not apply and, subject to the rights of the holders of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred to remove certain directors pursuant to Section 2(c) above, the Board of Directors or any director may be removed from office at any time
(a) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of voting stock of the Corporation entitled to vote at an election of directors or (b) without cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of voting stock of the Corporation, entitled to vote at an election of directors.

                3.      LIQUIDATION RIGHTS.

                        (a) Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of Common Stock, subject to the rights of any series of Preferred Stock that may from time to time come into existence, the holders of Series A Preferred, Series B Preferred and Series C Preferred shall be entitled to be paid out of the assets of the Company an amount per share of Series A Preferred, Series B Preferred and Series C Preferred, respectively, equal to their respective Original Issue Price plus all declared and unpaid dividends on the Series A Preferred, Series B Preferred and Series C Preferred, respectively (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) for each share of Series A Preferred, Series B Preferred and Series C Preferred held by them. If, upon any such liquidation, distribution, or winding up, the assets of the Company shall be insufficient to make payment in full to all holders of Series A Preferred, Series B Preferred and Series C Preferred of the liquidation preference set forth in this Section 3(a), subject to the rights of any series of Preferred Stock that may from time to time come into existence, then such assets shall be distributed among the holders of Series A Preferred, Series B Preferred and Series C Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

                        (b) After the payment of the full liquidation preference of the Series A Preferred, Series B Preferred and Series C Preferred as set forth in Section 3(a) above, and any other distribution that may be required with respect to any series of Preferred Stock that may from time to time come into existence, the remaining assets of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock.

                        (c) The following events shall be considered a liquidation under this Section:

                                (i) any consolidation or merger of the Company
with or into any other corporation or other entity or person in which the stockholders of the Company immediately prior to such consolidation or merger own less than 50% of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company (an "Acquisition"); or



                                       6.

                                (ii) a sale of all or substantially all of the
assets of the Company (an "Asset Transfer").

                                (iii) In either of such events, if the
consideration received by this Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

                                  (A) Securities not subject to investment
letter or other similar restrictions on free marketability covered by (B) below:

                                    (1) If traded on a securities exchange or
through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty
(30) day period ending three (3) days prior to the closing;

                                    (2) If actively traded over-the-counter, the
value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                                    (3) If there is no active public market, the
value shall be the fair market value thereof, as determined by the Board of Directors.

                                  (B) The method of valuation of securities
subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as determined by the Board of Directors.

                4.      CONVERSION RIGHTS.

                        The holders of the Series A Preferred, Series B Preferred and Series C Preferred shall have the following rights with respect to the conversion of the Series A Preferred, Series B Preferred and Series C Preferred, respectively, into shares of Common Stock (the "Conversion Rights"):

                        (a) OPTIONAL CONVERSION. Subject to and in compliance with the provisions of this Section 4, any shares of Series A Preferred, Series B Preferred and Series C Preferred may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred, Series B Preferred or Series C Preferred shall be entitled upon conversion shall be the product obtained by multiplying the "Series A Preferred Conversion Rate," the "Series B Preferred Conversion Rate" or the "Series C Preferred Conversion Rate," as applicable, then in effect (determined as provided in Section 4(b)) by the respective number of shares of Series A Preferred, Series B Preferred or Series C Preferred being converted.

                        (b) SERIES A PREFERRED, SERIES B PREFERRED AND SERIES C PREFERRED CONVERSION RATE. The conversion rate in effect at any time for conversion of the Series A Preferred (the "Series A Preferred Conversion Rate"), the Series B Preferred (the "Series B



                                       7.

Preferred Conversion Rate") and the Series C Preferred (the "Series C Preferred Conversion Rate") respectively, shall be the quotient obtained by dividing the Original Issue Price of the Series A Preferred, the Series B Preferred and Series C Preferred, respectively, by the "Series A Preferred Conversion Price," the "Series B Preferred Conversion Price" and the "Series C Preferred Conversion Price," respectively, calculated as provided in Section 4(c).

                        (c) SERIES A PREFERRED, SERIES B PREFERRED AND SERIES C PREFERRED CONVERSION PRICE. The conversion price for the Series A Preferred, the Series B Preferred and Series C Preferred, respectively, shall initially be the respective Original Issue Price of the Series A Preferred (the "Series A Preferred Conversion Price"), the Series B Preferred (the "Series B Preferred Conversion Price") and the Series C Preferred (the "Series C Preferred Conversion Price"). Such initial Series A Preferred Conversion Price, Series B Preferred Conversion Price and Series C Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 4. All references herein to the Series A Preferred Conversion Price, Series B Preferred Conversion Price and Series C Preferred Conversion Price shall mean the Series A Preferred Conversion Price, Series B Preferred Conversion Price and Series C Preferred Conversion Price, respectively, as so adjusted.

                        (d) MECHANICS OF CONVERSION. Each holder of Series A Preferred, Series B Preferred or Series C Preferred who desires to convert the same into shares of Common Stock pursuant to this Section 4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred, Series B Preferred and Series C Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series A Preferred, Series B Preferred and Series C Preferred being converted. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board of Directors as of the date of such conversion), any declared and unpaid dividends on the shares of Series A Preferred, Series B Preferred and Series C Preferred being converted and (ii) in cash (at the Common Stock's fair market value determined by the Board of Directors as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Series A Preferred, Series B Preferred and Series C Preferred, as applicable. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Preferred, Series B Preferred and Series C Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series A Preferred, Series B Preferred or Series C Preferred for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Series A Preferred, Series B Preferred or Series C Preferred shall not be deemed to have converted such Series A Preferred, Series B Preferred or Series C Preferred until immediately prior to the closing of such sale of securities.



                                       8.

                        (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. The term "Original Issue Date" shall mean, with respect to the Series A Preferred, January 21, 1999, with respect to the Series B Preferred, April 29, 1999 and with respect to the Series C Preferred, the date the first share of Series C Preferred is issued. If the Company shall at any time or from time to time after the applicable Original Issue Date effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Series A Preferred Conversion Price, Series B Preferred Conversion Price and the Series C Preferred Conversion Price, as applicable, in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Series A Preferred Conversion Price, the Series B Preferred Conversion Price and the Series C Preferred Conversion Price, as applicable, in effect immediately before the combination shall be proportionately increased. Any adjustment under this
Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                        (f) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series A Preferred Conversion Price, Series B Preferred Conversion Price and Series C Preferred Conversion Price, as applicable, that are then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Preferred Conversion Price, the Series B Preferred Conversion Price and the Series C Preferred Conversion Price, as applicable, then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price, Series B Preferred Conversion Price and Series C Preferred Conversion Price, as applicable, shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Conversion Price, Series B Preferred Conversion Price and Series C Preferred Conversion Price, as applicable, shall be adjusted pursuant to this Section 4(f) to reflect the actual payment of such dividend or distribution.

                        (g) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the applicable Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred, Series B Preferred and Series C Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3(c) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Series A Preferred, Series B Preferred and Series C Preferred, as applicable, shall have the right thereafter to convert such stock into the kind and amount of



                                       9.

stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred, Series B Preferred and Series C Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                        (h) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the applicable Original Issue Date, there is a capital reorganization of the Common Stock (other than an Acquisition or Asset Transfer as defined in Section 3(c) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred, Series B Preferred and Series C Preferred, as applicable, shall thereafter be entitled to receive upon conversion of the Series A Preferred, Series B Preferred and Series C Preferred, as applicable, the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series A Preferred, Series B Preferred and Series C Preferred, as applicable, after the capital reorganization to the end that the provisions of this Section 4 (including adjustment of the Series A Preferred Conversion Price, Series B Preferred Conversion Price and Series C Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred, Series B Preferred and Series C Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

                        (i) SALE OF SHARES BELOW SERIES A PREFERRED CONVERSION PRICE, SERIES B PREFERRED CONVERSION PRICE OR SERIES C PREFERRED CONVERSION PRICE.

                                (i) If at any time or from time to time after
the applicable Original Issue Date, the Company issues or sells, or is deemed by the express provisions of this Section 4(i) to have issued or sold, Additional Shares of Common Stock (as defined in Section 4(i)(iv) below), other than as a dividend or other distribution on any class of stock as provided in Section 4(f) above, and other than a subdivision or combination of shares of Common Stock as provided in Section 4(e) above, for an Effective Price (as defined in Section 4(i)(iv) below) less than the then effective Series A Preferred Conversion Price, Series B Preferred Conversion Price or Series C Preferred Conversion Price, as applicable, then and in each such case the then existing Series A Preferred Conversion Price, Series B Preferred Conversion Price or Series C Preferred Conversion Price, as applicable, shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Series A Preferred Conversion Price, Series B Preferred Conversion Price or Series C Preferred Conversion Price, as applicable, by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined in Section 4(i)(ii) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Series A Preferred Conversion Price, Series B Preferred



                                      10.

Conversion Price or Series C Preferred Conversion Price, as applicable, and (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities outstanding on the day immediately preceding the given date.

                                (ii) For the purpose of making any adjustment
required under this Section 4(i), the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (C) if Additional Shares of Common Stock, Convertible Securities (as defined in Section 4(i)(iii)) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                                (iii) For the purpose of the adjustment required
under this Section 4(i), if the Company issues or sells (i) stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or
(ii) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities and if the Effective Price of such Additional Shares of Common Stock is less than the Series A Preferred Conversion Price, Series B Preferred Conversion Price or Series C Preferred Conversion Price, as applicable, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration



                                      11.

payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Series A Preferred Conversion Price, the Series B Preferred Conversion Price and Series C Preferred Conversion Price, as applicable, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Series A Preferred Conversion Price, the Series B Preferred Conversion Price and the Series C Preferred Conversion Price, as applicable, as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Series A Preferred Conversion Price, the Series B Preferred Conversion Price and the Series C Preferred Conversion Price, as applicable, which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities, whether or not converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series A Preferred, Series B Preferred and Series C Preferred.

                                (iv) "Additional Shares of Common Stock" shall
mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 4(i), other than (A) shares of Common Stock issued upon conversion of the Series A Preferred, Series B Preferred or Series C Preferred,
(B) up to 6,500,000 shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) after the Original Issue Date to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board, (C) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Original Issue Date, (D) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights, issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board (which approval must include the vote of at least one Series A Director), (E) shares of Common Stock issued pursuant to any equipment leasing or loan arrangement, or debt financing from a



                                      12.

bank or similar financial or lending institution approved by the Board (which approval must include the vote of at least one Series A Director), (F) shares of Common Stock issued in connection with strategic transactions involving the Company and other entities, including joint ventures, manufacturing, marketing or distribution arrangements or technology transfer or development arrangements approved by the Board (which approval must include the vote of at least one Series A Director) and (G) shares of Common Stock issued in connection with those certain warrant(s) to purchase an aggregate of 439,103 shares of Common Stock issued on April 27, 1999. References to Common Stock in the subsections of this clause (iv) above shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 4(i). The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 4(i), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 4(i), for such Additional Shares of Common Stock.

                        (j) CERTIFICATE OF ADJUSTMENT. IN EACH CASE OF AN ADJUSTMENT OR readjustment of the Series A Preferred Conversion Price, Series B Preferred Conversion Price or Series C Preferred Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred, Series B Preferred or Series C Preferred, if the Series A Preferred, Series B Preferred or Series C Preferred is then convertible pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred, Series B Preferred and Series C Preferred, as applicable, at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Series A Preferred Conversion Price, Series B Preferred Conversion Price or Series C Preferred Conversion Price, as applicable, at the time in effect, (iii) the number of Additional Shares of Common Stock and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred, Series B Preferred and Series C Preferred, as applicable.

                        (k) NOTICES OF RECORD DATE. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(c)) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any Asset Transfer (as defined in Section 3(c)), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series A Preferred, Series B Preferred and Series C Preferred at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of the outstanding Series A Preferred, Series B Preferred and Series C Preferred, voting together as a single class) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization,



                                      13.

reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

                        (l) AUTOMATIC CONVERSION.

                                (i) Each share of Series A Preferred, Series B
Preferred and Series C Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Rate, Series B Preferred Conversion Rate and Series C Preferred Conversion Rate, respectively, (A) at any time upon the affirmative election of the holders of at least a majority of the outstanding shares of the Series A Preferred, the Series B Preferred and the Series C Preferred, voting together as a single class, or
(B) immediately upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which (i) in the case of the Series A Preferred, the per share price is at least $2.00 (as adjusted for stock splits, dividends, recapitalizations and the like), in the case of the Series B Preferred, is at least $8.54 (as adjusted for stock splits, dividends, recapitalizations and the like) and in the case of the Series C Preferred, is at least $10.76 (as adjusted for stock splits, dividends, recapitalizations and the like), and (ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $15,000,000. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).

                                (ii) Upon the occurrence of either of the events
specified in Section 4(l)(i) above, the outstanding shares of Series A Preferred, Series B Preferred and/or Series C Preferred, as applicable, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred, Series B Preferred and/or Series C Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred, Series B Preferred and/or Series C Preferred, the holders of Series A Preferred, Series B Preferred and/or Series C Preferred, as applicable, shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series A Preferred, Series B Preferred and Series C Preferred. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred, Series B Preferred and/or Series C Preferred, as applicable, surrendered were convertible on the date on which such automatic conversion occurred, and any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).




                                      14.

                        (m) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred, Series B Preferred and Series C Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred, Series B Preferred and Series C Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board of Directors) on the date of conversion.

                        (n) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, Series B Preferred and Series C Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred, Series B Preferred and Series C Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, Series B Preferred and Series C Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                        (o) NOTICES. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

                        (p) PAYMENT OF TAXES. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred, Series B Preferred and Series C Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred, Series B Preferred and Series C Preferred so converted were registered.

                        (q) NO DILUTION OR IMPAIRMENT. Without the consent of the holders of then outstanding Series A Preferred, Series B Preferred and Series C Preferred as required under Section 2(b), the Company shall not amend its Restated Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of



                                      15.

the Series A Preferred, Series B Preferred and Series C Preferred against dilution or other impairment.

                5. NO REISSUANCE OF SERIES A PREFERRED, SERIES B PREFERRED AND SERIES C PREFERRED.

                No share or shares of Series A Preferred, Series B Preferred and Series C Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued.

                                       V.

        A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

        B. This Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the CGCL) for breach of duty to the Corporation and its stockholders through bylaw provisions or through agreements with the agents, or through stockholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the CGCL, subject, at any time or times that the Corporation is subject to Section 2115(b) of the CGCL, to the limits on such excess indemnification set forth in Section 204 of the CGCL.

        C. Any repeal or modification of this Article V shall only be prospective and shall not effect the rights under this Article V in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability.

                                       VI.

        For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

        A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. Subject to Section E.2(c) of Article IV above, the number of directors which shall constitute the whole Board of Directors shall be fixed by the Board of Directors in the manner provided in the Bylaws.

        B. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the stockholders entitled to vote. The Board of Directors shall also have the power to adopt, amend or repeal Bylaws.

        C. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.



                                      16.

                                      VII.

        The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

                                     * * * *

        FOUR: This Restated Certificate of Incorporation has been duly approved by the Board of Directors of this Corporation.

        FIVE: This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the Corporation. The total number of outstanding shares entitled to vote or act by written consent was twenty-two million four hundred twenty-eight thousand sixty-five (22,428,065) shares of Common Stock, eight million two hundred fifty thousand (8,250,000) shares of Series A Preferred Stock and four hundred thirty-nine thousand one hundred three (439,103) shares of Series B Preferred Stock. A majority of the outstanding shares of Common Stock approved this Restated Certificate of Incorporation by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware and written notice of such was given by the Corporation in accordance with said Section 228.



                                      17.

        IN WITNESS WHEREOF, MP3.COM, INC. has caused this Restated Certificate of Incorporation to be signed by its President and the Secretary in San Diego, California this 19th day of May 1999.

                                            MP3.COM, INC.



                                            ____________________________________
                                            ROBIN RICHARDS,
                                            President and Chief Operating
                                            Officer



                                            ____________________________________
                                            STEVEN M. PRZESMICKI,
                                            Secretary



                                      18.

                                    EXHIBIT B

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 MP3.COM, INC.


                           SECOND AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT



                                __________, 1999

                               TABLE OF CONTENTS


                                                                                            PAGE
SECTION 1.     GENERAL.......................................................................2

        1.1    Definitions...................................................................2

SECTION 2.     REGISTRATION; RESTRICTIONS ON TRANSFER........................................3

        2.1    Restrictions on Transfer......................................................3

        2.2    Demand Registration...........................................................4

        2.3    Piggyback Registrations.......................................................5

        2.4    Form S-3 Registration.........................................................7

        2.5    Expenses of Registration......................................................8

        2.6    Obligations of the Company....................................................8

        2.7    Termination of Registration Rights............................................9

        2.8    Delay of Registration; Furnishing Information................................10

        2.9    Indemnification..............................................................10

        2.10   Assignment of Registration Rights............................................12

        2.11   Amendment of Registration Rights.............................................12

        2.12   [Reserved]...................................................................13

        2.13   "Market Stand-Off" Agreement; Agreement to Furnish Information...............13

        2.14   Rule 144 Reporting...........................................................13

SECTION 3.     COVENANTS OF THE COMPANY.....................................................14

        3.1    Basic Financial Information and Reporting....................................14

        3.2    Inspection Rights............................................................15

        3.3    Limits on Access; Confidentiality of Records.................................15

        3.4    Reservation of Common Stock..................................................15

        3.5    Stock Vesting................................................................15

        3.6    Key Man Insurance............................................................16

        3.7    Proprietary Information and Inventions Agreement.............................16

        3.8    Assignment of Right of First Refusal.........................................16

        3.9    Election and Removal of Directors............................................16

        3.10   Qualified Small Business.....................................................16

        3.11   Termination of Covenants.....................................................17



                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                            PAGE
SECTION 4.     RIGHTS OF FIRST REFUSAL......................................................17

        4.1    Subsequent Offerings.........................................................17

        4.2    Exercise of Rights...........................................................17

        4.3    Issuance of Equity Securities to Other Persons...............................17

        4.4    Sale Without Notice..........................................................18

        4.5    Termination and Waiver of Rights of First Refusal............................18

        4.6    Transfer of Rights of First Refusal..........................................18

        4.7    Excluded Securities..........................................................18

SECTION 5.     MISCELLANEOUS................................................................19

        5.1    Governing Law................................................................19

        5.2    Survival.....................................................................19

        5.3    Successors and Assigns.......................................................19

        5.4    Entire Agreement.............................................................20

        5.5    Severability.................................................................20

        5.6    Amendment and Waiver.........................................................20

        5.7    Delays or Omissions..........................................................20

        5.8    Notices......................................................................20

        5.9    Attorneys' Fees..............................................................21

        5.10   Titles and Subtitles.........................................................21

        5.11   Additional Investors.........................................................21

        5.12   Counterparts.................................................................21



                                      ii.

                                  MP3.COM, INC.

                           SECOND AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

        THIS SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the _______ day of _____, 1999, by and among MP3.COM, INC., a Delaware corporation (the "COMPANY"), certain holders of the Company's Series A Preferred Stock ("SERIES A STOCK") set forth on Exhibit A hereto (the "SERIES A INVESTORS"), certain holders of the Company's Series B Preferred Stock ("SERIES B STOCK") set forth on Exhibit B hereto (the "SERIES B INVESTORS"), certain holders of warrants to purchase the Company's Common Stock (and holders of Common Stock issued upon exercise of such warrants) set forth on Exhibit B-1 hereto (the "WARRANTHOLDERS") and the purchaser of the Company's Series C Preferred Stock ("SERIES C STOCK") purchased pursuant to that certain Series C Preferred Stock Purchase Agreement, dated May 19, 1999 (the "PURCHASE AGREEMENT"), as set forth on Exhibit C hereto (the "SERIES C INVESTOR"). The Series A Investors, the Series B Investors, the Warrantholders and the Series C Investor shall be referred to hereinafter as the "INVESTORS" and each individually as an "INVESTOR."


                                    RECITALS

        WHEREAS, in connection with the Company's prior sale and issuance of Series A Preferred Stock, the Company and the Series A Investors previously entered into an Investor Rights Agreement, dated as of January 21, 1999 and in connection with the Company's prior sale and issuance of Series B Preferred Stock, the Company, the Series A Investors and the Series B Investors previously entered into the Amended and Restated Investor Rights Agreement, dated as of April 29, 1999 (the "PRIOR AGREEMENT");

        WHEREAS, the Company has issued warrants (the "WARRANTS"), dated as of April 27, 1999, to purchase a total of 439,103 shares of Common Stock of the Company to the holders set forth on Exhibit B-1;

        WHEREAS, the Company proposes to sell and issue 4,182,578 shares of its Series C Stock pursuant to the Purchase Agreement;

        WHEREAS, the Series A Investors, the Series B Investors and the Warrantholders consent, by their execution of this Agreement, to waive their rights of first refusal pursuant to Section 4 of the Prior Agreement with respect to the Series C Preferred; and

        WHEREAS, as a condition of entering into the Purchase Agreement, the Series C Investors have requested that the Company extend to them registration rights, information rights and other rights as set forth below.

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties hereby amend and restate the Prior Agreement in its entirety and mutually agree as follows:



                                       1.

SECTION 1. GENERAL

        1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

                "AFFILIATE" means, with respect to a person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

                "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

                "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

                "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) Common Stock issued upon exercise of the Warrant; and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

                "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

                "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed fifteen thousand dollars ($15,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits



                                       2.

incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                "RESTATED CERTIFICATE" means the Company's Third Restated Certificate of Incorporation.

                "SEC" or "COMMISSION" means the Securities and Exchange Commission.

                "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

                "SHARES" shall mean the Company's Series A Stock, Series B Stock and Series C Stock held by (i) the Investors listed on Exhibit A, Exhibit B and Exhibit C hereto, respectively, and their permitted assigns or (ii) Investors made a party to this agreement pursuant to Section 5.11 below and their permitted assigns.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

        2.1 RESTRICTIONS ON TRANSFER.

                (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                        (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                        (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

                        (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) to the Holder's family member or trust for the benefit of an individual Holder, or (D) an Affiliate of Cox Enterprises, Inc. ("Cox") to any other Affiliate of Cox; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.



                                       3.

                (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

        2.2 DEMAND REGISTRATION.

                (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of a majority of the Registrable Securities then outstanding (the "INITIATING HOLDERS") that the Company file a registration statement under the Securities Act covering the registration of at least a majority of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000 (a "QUALIFIED PUBLIC OFFERING")) then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

                (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or
Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such



                                       4.

                underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                        (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                        (i) prior to the earlier of (A) December 31, 2002 or (B) the effective date of the registration statement pertaining to the Initial Offering;

                        (ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

                        (iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of a registration statement pertaining to a public offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

                        (iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make its Initial Offering within ninety (90) days;

                        (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                        (vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

                2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with



                                       5.

respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty
(20) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling stockholder included in such registration reduce the number of shares which may be included by Holders without the written consent of Holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "HOLDER", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.



                                       6.

                (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

        2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                        (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

                        (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five hundred thousand dollars ($500,000), or

                        (iii) after the Company has effected two (2) registrations pursuant to this Section 2.4 and such registrations have been declared effective; or

                        (iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

                        (v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 2.4, or



                                       7.

                        (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process (other than as required under the Securities Act) in effecting such registration, qualification or compliance.

                (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

        2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section
2.4 to a demand registration.

        2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.



                                       8.

                (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                (h) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                (i) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

        2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect seven
(7) years after the date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if all Registrable Securities held by and issuable to such Holder (and its Affiliates, partners, former partners, members and former members) may be sold without limitation under Rule 144 during any ninety (90) day period.



                                       9.

        2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

                (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

        2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for



                                      10.

use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall the aggregate indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

                (c) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.



                                      11.

                (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall the aggregate contributions by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

                (e) The obligations of the Company and Holders under this
Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, (c) acquires at least five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations), (d) with respect to Cox Interactive Media, Inc., an Affiliate of Cox, or (e) with respect to Atlas/Third Rail Management, Inc. ("Atlas"), is an employee, officer or Affiliate (including Thomas Spiegel) thereof or an artist represented thereby; provided, that Atlas shall not have the right hereby to transfer its rights pursuant to this Section 2 to any person or entity engaged, directly or indirectly, in the business of digital distribution of music over the Internet or in any other electronic medium, where such business generates greater than $1 million per year in revenues; and provided further, (i) the transferor shall, within twenty (20) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

        2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the



                                      12.

Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

        2.12 [RESERVED]

        2.13 "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration and other than a transfer to an Affiliate of such Holder if such Affiliate agrees to be bound by the terms hereof) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

                        (i) such agreement shall apply only to the Company's Initial Offering; and

                        (ii) all executive officers and directors of the Company enter into similar agreements.

        Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

        2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and



                                      13.

                (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. COVENANTS OF THE COMPANY

        3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

                (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

                (c) The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five
(45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

                (d) So long as an Investor (with its Affiliates) shall own not less than five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations) (a "MAJOR INVESTOR"), the Company will furnish each such Major Investor (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and
(ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.



                                      14.

                (e) So long as any Series B Investor (with its Affiliates) owns any shares of Registrable Securities, the Company will furnish to three (3) Investors appointed by Atlas (as designated in writing to the Company) (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year end audit adjustments may not have been made; provided, however, that after the termination of that certain Consulting Agreement (the "Consulting Agreement") between the Company and Atlas, dated as of April 19, 1999, Investors who are holders of Registrable Securities issued or issuable upon conversion of Series B Stock, or upon exercise of the Warrants, shall only be furnished with balance sheets and statements of income pursuant to this subsection (e).

        3.2 INSPECTION RIGHTS. Each Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this
Section 3.2 (i) with respect to a competitor of the Company, (ii) with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed, and (iii) with respect to Series B Investors upon termination of the Consulting Agreement.

        3.3 LIMITS ON ACCESS; CONFIDENTIALITY OF RECORDS. With respect to each Investor holding less than 750,000 shares of Registrable Securities in the aggregate (as adjusted for stock splits and combinations), each such Investor agrees that its rights under Sections 3.1 and 3.2 above shall be subject to such limitations and restrictions as the Board of Directors of the Company in good faith determines to be necessary or appropriate for the protection of the Company's business or proprietary interests from competitive harm. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

        3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock and exercise of the Warrants, all Common Stock issuable from time to time upon such conversion.

        3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors (including those directors elected or appointed by the holders of Series A Stock), all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and



                                      15.

other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or the date of commencement of such person's services to the Company, and (b) seventy-five percent (75%) of such stock shall vest monthly over the remaining three (3) years thereafter. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

        3.6 KEY MAN INSURANCE. The Company will use its best efforts to maintain in full force and effect term life insurance in the amount of one million ($1,000,000) dollars on the life of Michael Robertson, naming the Company as beneficiary.

        3.7 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company shall require all employees and consultants to execute and deliver the Company's standard Proprietary Information and Inventions Agreement.

        3.8 ASSIGNMENT OF RIGHT OF FIRST REFUSAL. In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company's outstanding capital stock pursuant to the Company's charter documents, by contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Investor. In the event of such assignment, each Investor shall have a right to purchase its pro rata portion (as defined in Section 4.1) of the capital stock proposed to be transferred.

        3.9 ELECTION AND REMOVAL OF DIRECTORS. In the event that the holders of at least a majority of the then outstanding shares of Common Stock, the holders of at least a majority of the then outstanding shares of Series A Stock, or the holders of at least a majority of the then outstanding shares of Series C Stock, respectively, notify the Company that an individual has been designated to serve as a director which the holders of Common Stock, Series A Stock or Series C Stock, respectively, are entitled to elect under Section E.2(c) of Article IV of the Restated Certificate, the Company shall take such actions as may be necessary to ensure that such individual is duly appointed or elected as a director of the Company. In the event that the holders of at least a majority of the then outstanding shares of Common Stock, the holders of at least a majority of the then outstanding shares of Series A Stock, or the holders of at least a majority of the then outstanding shares of Series C Preferred Stock, respectively, notify the Company that they desire to remove a director which the holders of Common Stock, Series A Stock or Series C Stock, respectively, are entitled to remove under Section E.2(c) of Article IV of the Restated Certificate, the Company shall take such actions as may be necessary to ensure that such individual is removed as a director of the Company.

        3.10 QUALIFIED SMALL BUSINESS. The Company will use reasonable efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Internal Revenue Code, and any regulations promulgated thereunder and any similar state laws and regulations and agrees not to repurchase any stock of the Company from any stockholder other than Sequoia Capital or its Affiliates if such repurchase would cause the Shares not to so qualify as "Qualified



                                      16.

Small Business Stock," unless such a repurchase is approved by the Company's Board of Directors (including the approval of at least one member of the Board of Directors designated by the Series A Preferred Stock holders, if such a Director exists).

        3.11 TERMINATION OF COVENANTS. All covenants of the Company contained in
Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) upon (a) the sale, lease or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction (each a "CHANGE IN CONTROL").

SECTION 4. RIGHTS OF FIRST REFUSAL

        4.1 SUBSEQUENT OFFERINGS. Each Major Investor, each Series B Investor and each Warrantholder (each, a "Right of First Refusal Investor") shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.7 hereof. Each Investor's pro rata share is equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon exercise of the Warrants) which such Investor is deemed to be a holder of immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "EQUITY SECURITIES" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or
(iv) any such warrant or right.

        4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Right of First Refusal Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Right of First Refusal Investor shall have twenty (20) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Right of First Refusal Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

        4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If the Right of First Refusal Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90)



                                      17.

days thereafter to sell the Equity Securities in respect of which the Right of First Refusal Investors' rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Right of First Refusal Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Right of First Refusal Investors in the manner provided above.

        4.4 SALE WITHOUT NOTICE. In lieu of giving notice to the Right of First Refusal Investors prior to the issuance of Equity Securities as provided in
Section 4.2, the Company may elect to give notice to the Right of First Refusal Investors within thirty (30) days after the issuance of Equity Securities. Such notice shall describe the type, price and terms of the Equity Securities. Each Right of First Refusal Investor shall have twenty (20) days from the date of receipt of such notice to elect to purchase its pro rata share of Equity Securities (as defined in Section 4.1, and calculated before giving effect to the sale of the Equity Securities to the purchasers thereof). The closing of such sale shall occur within sixty (60) days of the date of notice to the Right of First Refusal Investors.

        4.5 TERMINATION AND WAIVER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) with respect to the Major Investors, the effective date of the registration statement pertaining to an Initial Offering that results in the Preferred Stock being converted into Common Stock or, with respect to the Series B Investors and the Warrantholders, the effective date of the registration statement pertaining to an Initial Offering that results in the Preferred Stock being converted into Common Stock and the offer and sale of Common Stock at a price per share of at least $8.54 (as adjusted for stock splits, dividends, recapitalizations and the like) or (ii) a Change in Control. The rights of first refusal established by this Section 4 may be amended, or any provision waived with the written consent of Right of First Refusal Investors holding a majority of the Registrable Securities held by all Right of First Refusal Investors, or as permitted by Section 5.6.

        4.6 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each Right of First Refusal Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

        4.7 EXCLUDED SECURITIES. The rights of first refusal established by this
Section 4 shall have no application to any of the following Equity Securities:

                (a) up to an aggregate amount of 8,500,000 shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) as adjusted for any stock dividends, combinations, splits, recapitalizations and the like issued or to be issued after the Original Issue Date (as defined in the Company's Certificate of Incorporation) to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company;

                (b) stock issued pursuant to any rights, agreements, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights,



                                      18.

agreements, options and warrants granted after the date of this Agreement, provided that the rights of first refusal established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights or agreements;

                (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors;

                (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

                (e) the Warrants, the Shares or the shares of Common Stock issued upon conversion of the Shares or exercise of the Warrants;

                (f) any Equity Securities issued pursuant to any equipment leasing or loan arrangement, or any debt financing from a bank or similar financial or lending institution;

                (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

                (h) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors.

        4.8 WAIVER WITH RESPECT TO SERIES C PREFERRED STOCK. The Series A Holders, Series B Holders and the Warrantholders consent, by their execution of this Agreement, to waive their rights of first refusal pursuant to Section 4 of the Prior Agreement with respect to the Series C Preferred and also agree to waive their rights of first refusal to the extent necessary to permit the Purchaser to exercise its rights pursuant to this Section 4 as set forth in
Section 3.26 of that certain Series C Preferred Stock Purchase Agreement dated May 19, 1999 between the Company and the Series C Investor.

SECTION 5. MISCELLANEOUS

        5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        5.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.



                                      19.

        5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

        5.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. The Company and a majority of the Series A Investors, hereby agree, as evidenced by their signatures hereto, that all rights granted and covenants made under the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever. The rights and covenants provided herein set forth the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

        5.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        5.6 AMENDMENT AND WAIVER.

                (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of then outstanding Registrable Securities.

                (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of then outstanding Registrable Securities.

        5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.



                                      20.

        5.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A, Exhibit B or Exhibit C hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

        5.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        5.11 ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "INVESTOR" hereunder.

        5.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                      21.

        IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                  COMPANY:

                                  MP3.COM, INC.


                                  By:_________________________________
                                  Name:  Robin Richards
                                  Title: President and Chief Operating
                                  Officer

                                  Address: 10350 Science Center Drive
                                           Building No. 14
                                           San Diego, CA 92121

                              INVESTORS:

                              SEQUOIA CAPITAL VIII
                              SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII (Q)

                              By: SC VIII Management, LLC
                                  A California Limited Liability Company
                                  its General Partner



                              By:_________________________________

                              Name:_______________________________
                              Title:  Managing Member

                              Address: 3000 Sand Hill Road
                                       Building 4, Suite 208
                                       Menlo Park, CA 94025

                              CMS PARTNERS LLC
                              SEQUOIA 1997


                              By:_________________________________

                              Name:_______________________________
                              Title:______________________________

                              Address: 3000 Sand Hill Road
                                       Building 4, Suite 208
                                       Menlo Park, CA 94025

                                  IDEALAB!  CAPITAL PARTNERS I-A, L.P.

                                  By: idealab! Capital Management I, LLC,
                                      its General Partner


                                  By:_________________________________
                                  Name:  William S. Elkus
                                  Title:  Managing Member

                                  Address: 130 West Union Street
                                           Pasadena, CA 91103


                                  IDEALAB! CAPITAL PARTNERS I-B, L.P.

                                  By: idealab! Capital Management I, LLC,
                                      its General Partner


                                  By:_________________________________
                                  Name:  William S. Elkus
                                  Title:  Managing Member

                                  Address: 130 West Union Street
                                           Pasadena, CA 91103


                                  GC&H INVESTMENTS


                                  By:_________________________________
                                  Name:  John L. Cardoza
                                  Title:  Executive Partner

                                  Address: c/o Cooley Godward LLP
                                           One Maritime Plaza, 20th Floor
                                           San Francisco, CA
                                           94111-3580

                                  STANFORD UNIVERSITY


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                  Address:____________________________
                                          ____________________________


                                  PSERD TRUST DATED 3/11/86


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                  Address:____________________________
                                          ____________________________


                                  BURCHAM COMMUNITY PROPERTY
                                  TRUST DATED 5/23/90


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                  Address:____________________________
                                          ____________________________



                                  TIMARK L.P.


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                  Address:____________________________
                                          ____________________________

                                  ____________________________________
                                  SCOTT TAYLOR SMITH

                                  Address:____________________________
                                          ____________________________


                                  GETTING THERE, LLC


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                  Address:____________________________
                                          ____________________________



                                  BERG FAMILY TRUST DATED 1/17/89


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                  Address:____________________________
                                          ____________________________





                                  SCOTT M. HARVEY

                                  Address:____________________________
                                          ____________________________

                                  ATLAS/THIRD RAIL MANAGEMENT, INC.


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________
                                  9169 Sunset Blvd.
                                  Los Angeles, CA  90069
                                  Attn: Dennis Gore


                                  DENNIS GORE



                                  ____________________________________
                                  2044 Coldwater Canyon Drive
                                  Beverly Hills, CA  90210

                                  THE COLUMBIA CHARITABLE FOUNDATION


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                  9465 Wilshire Boulevard, Suite 900
                                  Beverly Hills, CA  90212
                                  Attn: Thomas Spiegel, Chairman

                                  ALANIS MORISSETTE



                                  ____________________________________
                                  121 D West Prarie Avenue #381
                                  Hayden, ID 83835

                                  CHARLES V. ROVEN


                                  ____________________________________
                                  9169 Sunset Boulevard
                                  Los Angeles, CA  90069

                                  THE STEEL ROVEN EXEMPTION TRUST


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________
                                  9169 Sunset Boulevard
                                  Los Angeles, CA  90069
                                  Attn:  Charles V. Roven

                                  SPIEGEL 1982 GRANDCHILDREN'S TRUST
                                  FBO EVAN SPIEGEL, HELENE SPIEGEL TRUSTEE



                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________
                                  9465 Wilshire Boulevard, Suite 900
                                  Beverly Hills, CA  90212
                                  Attn:  Helene Spiegel

                                  SPIEGEL 1982 GRANDCHILDREN'S TRUST
                                  FBO ANTHONY SPIEGEL, HELENE SPIEGEL TRUSTEE


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________
                                  9465 Wilshire Boulevard, Suite 900
                                  Beverly Hills, CA  90212
                                  Attn:  Helene Spiegel

                                  BANK STREET PARTNERS


                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________
                                  15 Bank Street
                                  San Anselmo, CA  94960
                                  Attn:  Jay Martin, General Partner

                                  KENNY WELCH


                                  __________________________________
                                  20 Newport Drive
                                  Princeton Junction, NJ  08550

                                  HENRY WELCH



                                  __________________________________
                                  38109 Greywalle Drive
                                  Murrieta , CA  92562

                                  RAY WRIGHT



                                  __________________________________
                                  1826 3rd Street
                                  Manhattan Beach, CA  90266

                                  BRIAN MCLAUGHLIN



                                  __________________________________
                                  1510 Anden Way, Suite 305
                                  Sacramento, CA  95615

                                  MIHAELA EVANS



                                  __________________________________
                                  2400 South Hayden Lake Road
                                  Hayden, ID  83835

                                  LESTER KNISPEL



                                  __________________________________
                                  16130 Ventura Boulevard, No. 550
                                  Encino, CA  91436

                                  SCOTT WELCH



                                  __________________________________
                                  1417 2nd Street
                                  Manhattan Beach, CA  90266


                                  COX INTERACTIVE MEDIA, INC.



                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                  Address:____________________________
                                          ____________________________

                                    EXHIBIT A

                         SCHEDULE OF SERIES A INVESTORS



Sequoia Capital VIII

Sequoia International Technology Partners VIII

Sequoia International Technology Partners VIII (Q)

CMS Partners LLC

Sequoia 1997

idealab! Capital Partners I-A, L.P.

idealab! Capital Partners I-B, L.P.

GC&H Investments

Stanford University

PSERD Trust dated 3/11/86

Burcham Community Property Trust dated 5/23/90

Timark L.P.

Scott Taylor Smith

Getting There, LLC

Berg Family Trust dated 1/17/89

Scott M. Harvey

                                    EXHIBIT B

                         SCHEDULE OF SERIES B INVESTORS



Dennis Gore

The Columbia Charitable Foundation

Alanis Morissette

Charles V. Roven

The Steel Roven Exemption Trust

Spiegel 1982 Grandchildren's Trust
FBO Evan Spiegel, Helene Spiegel Trustee

Spiegel 1982 Grandchildren's Trust
FBO Anthony Spiegel, Helene Spiegel Trustee

Bank Street Partners

Kenny Welch

Henry Welch

Ray Wright

Brian McLaughlin

Mihaela Evans

Lester Knispel

Scott Welch

                                   EXHIBIT B-1

                           SCHEDULE OF WARRANTHOLDERS


Alanis Morissette

Rebecca Mostow

Charles V. Roven

The Steel Roven Exemption Trust

Thomas Spiegel 1982 Trust

Charles Scott Welch

Atlas/Third Rail Management, Inc.

                                    EXHIBIT C

                          SCHEDULE OF SERIES C INVESTOR



Cox Interactive Media, Inc.

                                    EXHIBIT C

                  SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                  MP3.COM, INC.

                  SECOND AMENDED AND RESTATED CO-SALE AGREEMENT


        THIS SECOND AMENDED AND RESTATED CO-SALE AGREEMENT (the "AGREEMENT") is made and entered into as of this ________ day of _______, 1999, by and among MP3.COM, INC., a Delaware corporation (the "COMPANY") , each of the persons and entities listed on Exhibit A hereto (the "INVESTORS") , and Michael Robertson ("FOUNDER") .

                                    RECITALS

        WHEREAS, in connection with the Company's prior sale and issuance of Series A Preferred Stock, the Company and certain of the Investors previously entered into a Co-Sale Agreement, dated as of January 21, 1999 and in connection with the Company's prior sale and issuance of Series B Preferred Stock, the Company and certain of the Investors previously entered into an Amended and Restated Co-Sale Agreement, dated as of April 29, 1999 (the "PRIOR AGREEMENT") ;

        WHEREAS, certain Investors are purchasing shares of the Company's Series C Preferred Stock pursuant to that certain Series C Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT") dated May 19, 1999;

        WHEREAS, it is a condition to the closing of the sale of the Series C Preferred Stock that the Founder, the Company and the Investors shall amend and restate the Prior Agreement and enter into this Agreement; and

        WHEREAS, the parties desire to enter into this Agreement in order to grant and restate rights of co-sale to each Investor.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Prior Agreement in its entirety and agree hereto as follows:

        1.     DEFINITIONS.

               (a) "CO-SALE STOCK" shall mean shares of the Company's Common Stock now owned or subsequently acquired by the Founder by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in Founder's name or beneficially or legally owned by Founder, including any interest of a spouse in any of the Co-Sale Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Co-Sale Stock owned by the Founder as of the date hereof are set forth on Exhibit B, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Founder, but the failure to so amend shall have no effect on such Co-Sale Stock being subject to this Agreement.

               (b) "COMMON STOCK" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's outstanding preferred



                                       1.

stock or exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Common Stock.

               (c) "PREFERRED STOCK" shall mean the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

               (d) For the purpose of this Agreement, the term "TRANSFER" shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Co-Sale Stock.

        2.     TRANSFERS BY FOUNDER.

               (a) If Founder proposes to Transfer any shares of Co-Sale Stock, then the Founder shall promptly give written notice (the "NOTICE") simultaneously to the Company and to each of the Investors at least thirty (30) days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Co-Sale Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 3(a) , the Notice shall state under which section the Transfer is being made.

               (b) Each Investor shall have the right, subject to Section 2(h) herein, exercisable upon written notice to the Founder within fifteen (15) days after the Notice, to participate in such Transfer of Co-Sale Stock on the same terms and conditions. Such notice shall indicate the number of shares of Common Stock such Investor wishes to sell under his or her right to participate. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Co-Sale Stock that the Founder may sell in the transaction shall be correspondingly reduced.

               (c) Each Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Co-Sale Stock covered by the Notice by (ii) a fraction, the numerator of which is the number of shares of Common Stock owned by such Investor at the time of the Transfer and the denominator of which is the total number of shares of Common Stock owned by the Founder and the Investors at the time of the Transfer.

               (d) Each Investor who elects to participate in the Transfer pursuant to this Section 2 (a "PARTICIPANT") shall effect its participation in the Transfer by promptly delivering to the Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                        (i) the type and number of shares of Common Stock which such Participant elects to sell; or



                                       2.

                        (ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2(d) (i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

               (e) The stock certificate or certificates that the Participant delivers to the Founder pursuant to Section 2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Co-Sale Stock unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Participant on the same terms and conditions specified in the Notice.

               (f) The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more Transfers of Co-Sale Stock made by the Founder shall not adversely affect their rights to participate in subsequent Transfers of Co-Sale Stock subject to Section 2(a) .

               (g) If none of the Investors elect to participate in the sale of the Co-Sale Stock subject to the Notice, the Founder may, not later than sixty
(60) days following delivery to the Company of the Notice, enter into an agreement providing for the closing of the Transfer of the Co-Sale Stock covered by the Notice within thirty (30) days of such agreement on terms and conditions not more materially favorable to the transferor than those described in the Notice. Any proposed transfer on terms and conditions materially more favorable than those described in the Notice, as well as any subsequent proposed transfer of any of the Co-Sale Stock by a Founder, shall again be subject to the co-sale rights of the Investors and shall require compliance by a Founder with the procedures described in this Section 2.

               (h) Notwithstanding anything contained in Sections 2(a) through 2(g) to the contrary, any Investor that is a holder of the Company's Series B Preferred Stock or Series C Preferred Stock shall not have the right to participate in any Transfer of Co-Sale Stock set forth in this Section 2 unless at least one of Sequoia Capital VIII, Sequoia International Technology Partners VIII, Sequoia International Technology Partners VIII(Q) , CMS Partners LLC or Sequoia 1997 also elects to exercise its co-sale rights in connection with such Transfer.

        3.     EXEMPT TRANSFERS.

               (a) Notwithstanding the foregoing, the co-sale rights of the Investors shall not apply to (i) any transfer or transfers by a Founder which in the aggregate, over the term of this Agreement, amount to no more than one million five hundred thousand (1,500,000) shares of Co-Sale Stock held by a Founder as of the date hereof (as adjusted for stock splits, dividends and the like) , (ii) any transfer to the Founder's ancestors, descendants, spouse or in-laws, or to trusts



                                       3.

for the benefit of such persons or the Founder, (iii) any pledge of Co-Sale Stock made pursuant to a bona fide loan transaction that creates a mere security interest, or (iv) any bona fide gift; provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (ii) , (iii) and (iv) , (A) the Founder shall inform the Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of Section 2. Except with respect to Co-Sale Stock transferred under clause (i) above (which Co-Sale Stock shall no longer be subject to the co-sale rights of the Investors) , such transferred Co-Sale Stock shall remain "CO-SALE STOCK" hereunder, and such pledgee, transferee or donee shall be treated as the "FOUNDER" for purposes of this Agreement.

               (b) Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Co-Sale Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "SECURITIES ACT") .

               (c) This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from the Founder pursuant to (i) a stock restriction agreement or other agreement between the Company and the Founder and (ii) any right of first refusal set forth in the Bylaws of the Company.

        4.     PROHIBITED TRANSFERS.

               (a) In the event that a Founder should Transfer any Co-Sale Stock in contravention of the co-sale rights of each Investor under this Agreement (a "PROHIBITED TRANSFER") , each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

               (b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to the Founder the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Section 2(c) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                        (i) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in such Prohibited Transfer. The Founder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 2.

                      (ii) Within ninety (90) days after the date on which an Investor received notice of the Prohibited Transfer, such Investor shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                      (iii) The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this
Section 4(b) , pay the aggregate purchase



                                       4.

price therefor and the amount of reimbursable fees and expenses, as specified in
Section 4(b) (i) , in cash or by other means acceptable to the Investor.

                        (iv) Notwithstanding the foregoing, any attempt by a Founder to transfer Co-Sale Stock in violation of Section 2 hereof shall be voidable at the option of a majority in interest of the Investors if the Investors do not elect to exercise the put option set forth in this Section 4, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors.

        5. CHANGES IN STOCK. If, from time to time during the term of this
Agreement: (i) there is a dividend of any security, stock split or other change in the character or amount of any of the outstanding securities of the Company, or (ii) there is any consolidation or merger immediately following which stockholders of the Company hold more than 50% of the voting equity securities of the surviving corporation in substantially the same relative proportions as they hold prior to such event, then, in such event, any and all new, substituted or additional securities or other property to which the Founder is entitled by reason of his ownership of the Co-Sale Stock shall be immediately subject to the provisions of this Agreement and be included in the definition of "Co-Sale Stock" for all purposes of the Agreement with the same force and effect as the Co-Sale Stock presently subject to this Agreement.

        6.     LEGEND.

               (a) Each certificate representing shares of Co-Sale Stock now or hereafter owned by the Founder or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

                      "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

               (b) The Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

        7.     MISCELLANEOUS.

               (a) CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the Investors' rights under this Agreement shall be subject to and conditioned upon, and the Founder and the Company shall use their best efforts to assist each Investor in, compliance with applicable laws.



                                       5.

               (b) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

               (c) AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) , only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Investors, by persons holding more than a majority in interest of the Common Stock held by the Investors and their assignees, pursuant to Section 6(d) hereof, and (iii) as to the Founder, only by the Founder. Any amendment or waiver effected in accordance with clauses (i) , (ii) , and (iii) of this Section 6(c) shall be binding upon each Investor, its successors and assigns, the Company and the Founder.

               (d) ASSIGNMENT OF RIGHTS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

               (e) TERM. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

                        (i) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended, which results in the Series A Preferred Stock being converted into Common Stock;

                      (ii) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 6(e) (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

                      (iii) the date as of which the parties hereto terminate this Agreement by written consent of the Founder and a majority in interest of the Investors.

               (f) OWNERSHIP. The Founder represents and warrants that he is the sole legal and beneficial owner of those shares of Co-Sale Stock he currently holds subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

               (g) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a



                                       6.

nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

               (h) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

               (i) ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

               (j) ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. The Founder, the Company and a majority of the Investors to the Prior Agreement, hereby agree, as evidenced by their signatures hereto, that all rights granted and covenants made under the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever. The rights and covenants provided herein set forth the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

               (k) ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "INVESTOR" hereunder.

               (l) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                       7.

        The foregoing SECOND AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.




COMPANY:                                   FOUNDER:

MP3.COM, INC.


By:
    ----------------------------------     -----------------------------
Name:  Robin Richards                      MICHAEL ROBERTSON
Title:  President and Chief
        Operating Officer
                                           Address:  c/o Company Address
Address:   10350 Science Center Drive
           Building No. 14
           San Diego, CA  92121-0091


         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                INVESTORS:

                                SEQUOIA CAPITAL VIII
                                SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS
                                       VIII (Q)

                                By:    SC VIII Management, LLC
                                       A California Limited Liability Company
                                       its General Partner



                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title: Managing Member

                                Address:      3000 Sand Hill Road
                                              Building 4, Suite 208
                                              Menlo Park, CA 94025

                                CMS PARTNERS LLC
                                SEQUOIA 1997



                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------
                                Address:      3000 Sand Hill Road
                                              Building 4, Suite 208
                                              Menlo Park, CA 94025


         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                IDEALAB!  CAPITAL PARTNERS I-A, L.P.

                                By:  idealab! Capital Management I, LLC,
                                              its General Partner


                                By:
                                    --------------------------------------------
                                Name:  William S. Elkus
                                Title:  Managing Member

                                Address:      130 West Union Street
                                              Pasadena, CA 91103


                                IDEALAB!  CAPITAL PARTNERS I-B, L.P.

                                By:  idealab! Capital Management I, LLC,
                                              its General Partner


                                By:
                                    --------------------------------------------
                                Name:  William S. Elkus
                                Title:  Managing Member

                                Address:      130 West Union Street
                                              Pasadena, CA 91103


                                GC&H INVESTMENTS


                                By:
                                    --------------------------------------------
                                Name:  John L. Cardoza
                                Title:  Executive Partner

                                Address:      c/o Cooley Godward LLP
                                              One Maritime Plaza
                                              20th Floor
                                              San Francisco, CA  94111-3580




         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                STANFORD UNIVERSITY


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                PSERD TRUST DATED 3/11/86


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------



                                BURCHAM COMMUNITY PROPERTY
                                TRUST DATED 5/23/90


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------



                                TIMARK L.P.


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------


         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                ------------------------------------------------
                                SCOTT TAYLOR SMITH

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------



                                GETTING THERE, LLC


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------



                                BERG FAMILY TRUST DATED 1/17/89


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------




                                ------------------------------------------------
                                SCOTT M. HARVEY

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------


         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                DENNIS GORE



                                ------------------------------------------------
                                2044 Coldwater Canyon Drive
                                Beverly Hills, CA  90210

                                THE COLUMBIA CHARITABLE FOUNDATION


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------
                                9465 Wilshire Boulevard, Suite 900
                                Beverly Hills, CA  90212
                                Attn: Thomas Spiegel, Chairman

                                ALANIS MORISSETTE



                                ------------------------------------------------
                                121 D West Prarie Avenue #381
                                Hayden, ID 83835

                                CHARLES V. ROVEN


                                ------------------------------------------------
                                9169 Sunset Boulevard
                                Los Angeles, CA  90069

                                THE STEEL ROVEN EXEMPTION TRUST


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------
                                9169 Sunset Boulevard
                                Los Angeles, CA  90069
                                Attn:  Charles V. Roven



         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                SPIEGEL 1982 GRANDCHILDREN'S TRUST
                                FBO EVAN SPIEGEL, HELENE SPIEGEL TRUSTEE



                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------
                                9465 Wilshire Boulevard, Suite 900
                                Beverly Hills, CA  90212
                                Attn:  Helene Spiegel

                                SPIEGEL 1982 GRANDCHILDREN'S TRUST
                                FBO ANTHONY SPIEGEL, HELENE SPIEGEL TRUSTEE


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------
                                9465 Wilshire Boulevard, Suite 900
                                Beverly Hills, CA  90212
                                Attn:  Helene Spiegel

                                BANK STREET PARTNERS


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------
                                15 Bank Street
                                San Anselmo, CA  94960
                                Attn:  Jay Martin, General Partner

                                KENNY WELCH


                                ------------------------------------------------
                                20 Newport Drive
                                Princeton Junction, NJ  08550



         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                HENRY WELCH


                                ------------------------------------------------
                                38109 Greywalle Drive
                                Murrieta , CA  92562

                                RAY WRIGHT


                                ------------------------------------------------
                                1826 3rd Street
                                Manhattan Beach, CA  90266

                                BRIAN MCLAUGHLIN


                                ------------------------------------------------
                                1510 Anden Way, Suite 305
                                Sacramento, CA  95615

                                MIHAELA EVANS


                                ------------------------------------------------
                                2400 South Hayden Lake Road
                                Hayden, ID  83835

                                LESTER KNISPEL



                                16130 Ventura Boulevard, No. 550
                                Encino, CA  91436

                                SCOTT WELCH


                                ------------------------------------------------
                                1417 2nd Street
                                Manhattan Beach, CA  90266


         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                COX INTERACTIVE MEDIA, INC.


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------



         SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

                                    EXHIBIT A

                                LIST OF INVESTORS

Sequoia Capital VIII

Sequoia International Technology Partners VIII

Sequoia International Technology Partners VIII (Q)

CMS Partners LLC

Sequoia 1997

idealab! Capital Partners I-A, L.P.

idealab! Capital Partners I-B, L.P.

GC&H Investments

Stanford University

PSERD Trust dated 3/11/86

Burcham Community Property Trust dated 5/23/90

Timark L.P.

Scott Taylor Smith

Getting There, LLC

Berg Family Trust dated 1/17/89

Scott M. Harvey

Dennis Gore

The Columbia Charitable Foundation

Alanis Morissette

Charles V. Roven

The Steel Roven Exemption Trust

Spiegel 1982 Grandchildren's Trust
FBO Evan Spiegel, Helene Spiegel Trustee

Spiegel 1982 Grandchildren's Trust
FBO Anthony Spiegel, Helene Spiegel Trustee

Bank Street Partners

Kenny Welch

Henry Welch

Ray Wright

Brian McLaughlin

Mihaela Evans

Lester Knispel

Scott Welch

Cox Interactive Media, Inc.

                                    EXHIBIT B

                             CO-SALE STOCK OWNERSHIP


NAME OF FOUNDER                                            CO-SALE STOCK
------------------------------------------------    ---------------------------

Michael Robertson                                           17,091,340


                                    EXHIBIT D


                              FINANCIAL STATEMENTS

                                    EXHIBIT E


           FORM OF PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

                                    EXHIBIT F

                              FORM OF LEGAL OPINION

                                    EXHIBIT G

                                     FORM OF
          LIMITED LIABILITY COMPANY AGREEMENT OF MP3RADIO.COM L.L.C.,
                      A DELAWARE LIMITED LIABILITY COMPANY

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF

                              MP3RADIO.COM L.L.C.,
                      A DELAWARE LIMITED LIABILITY COMPANY

                               TABLE OF CONTENTS



                                                                                       PAGE
ARTICLE 1      DEFINITIONS

        1.1        Definitions...........................................................1

ARTICLE 2      FORMATION OF COMPANY

        2.1        Formation............................................................10

        2.2        Name.................................................................10

        2.3        Principal Place of Business..........................................10

        2.4        Registered Office and Registered Agent...............................10

        2.5        Term.................................................................10

ARTICLE 3      NAMES AND ADDRESSES OF MEMBERS

        3.1        Names and Addresses of Members.......................................10

ARTICLE 4      BUSINESS OF COMPANY

        4.1        Permitted Businesses.................................................11

        4.2        Partnership..........................................................11

ARTICLE 5      CAPITAL CONTRIBUTIONS; ISSUANCES OF UNITS; CAPITAL ACCOUNTS

        5.1        Capital Contributions................................................11

        5.2        Issuances of Additional Membership Interests.........................12

        5.3        Capital Accounts.....................................................12

        5.4        Effect of Failure to Make Required Contributions.....................13

        5.5        Capital Contribution Defaults........................................13

ARTICLE 6      ALLOCATION OF INCOME, GAINS AND LOSSES

        6.1        Allocations of Net Profit and Net Loss...............................16

        6.2        Regulatory Allocations...............................................16

        6.3        Curative Allocations.................................................18

        6.4        Other Allocation Rules...............................................18

        6.5        Tax Allocations:Code Section 704(c)..................................19

        6.6        Allocations in Event of Sale.........................................19

        6.7        Deficit Capital Account Balances.....................................19

ARTICLE 7      DISTRIBUTIONS

        7.1         Current Distributions ..............................................19

                               TABLE OF CONTENTS
                                  (CONTINUED)



                                                                                       PAGE
        7.2        Amounts Withheld From Distributions..................................20

        7.3        Distributions Upon Liquidation.......................................20

        7.4        Distributions In Kind................................................20

        7.5        Limitation Upon Distributions........................................20

ARTICLE 8      RIGHTS AND DUTIES OF MANAGER, MEMBERS, REPRESENTATIVES AND OFFICERS

        8.1        Management...........................................................20

        8.2        Manager..............................................................21

        8.3        Appointment, Tenure and Voting of the Management Committee...........22

        8.4        Management Committee Approval........................................23

        8.5        Certain Special Voting Requirements..................................23

        8.6        Default Budget.......................................................24

        8.7        Resignation..........................................................25

        8.8        Removal..............................................................25

        8.9        Vacancies............................................................25

        8.10       Meetings.............................................................25

        8.11       Action by Consent....................................................26

        8.12       Officers.............................................................26

        8.13       Salaries.............................................................26

        8.14       Limitation of Liability of Members, Managers and Representatives.....26

        8.15       Manager and Representative Standard of Care; Liability to Members....27

        8.16       Indemnity of Members, Managers, Representatives, Officers, Employees and
                   Other Agents.........................................................27

        8.17       Tax Matters Partner..................................................27

ARTICLE 9      RECORDS AND REPORTS

        9.1        Records, Audits, and Reports.........................................28

        9.2        Financial Statements.................................................29

        9.3        Notice of Material Litigation........................................29

        9.4        Bank Accounts........................................................30

ARTICLE 10         TRANSFERABILITY

                               TABLE OF CONTENTS
                                  (CONTINUED)



                                                                                       PAGE
        10.1       No Pledge of Membership Interests....................................30

        10.2       General Restrictions on Transfer.....................................30

        10.3       Right of First Refusal...............................................30

        10.4       Right of First Offer.................................................32

        10.5       Preemptive Rights....................................................33

        10.6       Conditions to Transfer...............................................34

        10.7       Buy/Sell Provisions..................................................35

        10.8       Termination of a Member..............................................38

        10.9       Termination of Article 10 Provisions.................................39

ARTICLE 11     DISSOLUTION AND TERMINATION

        11.1       Dissolution..........................................................39

        11.2       Effect of Commencement of Dissolution Proceedings....................39

        11.3       Winding Up, Liquidation, and Distribution of Assets..................39

        11.4       Distributions In Kind on Liquidation.................................40

        11.5       Certificate of Cancellation..........................................41

        11.6       Effect of Filing Certificate of Cancellation.........................41

        11.7       Return of Contribution Nonrecourse to Other Members..................41

        11.8       Withdrawal or Reduction of Members' Contributions to Capital.........41

ARTICLE 12     CERTAIN ADDITIONAL COVENANTS AND  REPRESENTATIONS OF THE MEMBERS

        12.1       Noncompetition.......................................................41

        12.2       Confidentiality......................................................42

        12.3       Transactions Between a Member or Manager and the Company Generally...43

        12.4       Publicity............................................................43

        12.5       Independent Activities...............................................43

        12.6       Representations and Warranties of the Members........................44

ARTICLE 13     CERTAIN MATTERS RELATING TO THE OPERATION OF THE COMPANY'S BUSINESS

        13.1       Integration of MP3 Website and the Affiliate Websites................45

        13.2       Additional Services and Licenses to be Provided by MP3 ..............47

                               TABLE OF CONTENTS
                                  (CONTINUED)



                                                                                       PAGE
        13.3       User Data............................................................49

        13.4       E-Commerce Transactions Revenue......................................50

        13.5       Payments; Audits.....................................................50

        13.6       Cox Radio Stations; Other Radio Affiliates...........................51

ARTICLE 14     MISCELLANEOUS PROVISIONS

        14.1       Incorporation; Public Offering.......................................52

        14.2       Notices..............................................................53

        14.3       Application of Delaware Law..........................................54

        14.4       Waiver of Action for Partition.......................................54

        14.5       Amendments...........................................................55

        14.6       Execution of Additional Instruments; Power of Attorney...............55

        14.7       Severability.........................................................55

        14.8       Successors, and Assigns..............................................55

        14.9       Creditors............................................................56

        14.10      Counterparts.........................................................56

        14.11      Private Placement....................................................56

        14.12      Integration .........................................................56

                     LIMITED LIABILITY COMPANY AGREEMENT OF
                              MP3RADIO.COM L.L.C,
                      A DELAWARE LIMITED LIABILITY COMPANY

        THIS LIMITED LIABILITY COMPANY AGREEMENT of MP3Radio.com L.L.C., dated as of May ___, 1999, is entered into by and among Cox Interactive Media, Inc., a Delaware corporation ("Cox"), and MP3.com, Inc., a Delaware corporation ("MP3") (each of Cox and MP3, together with any other Person who is admitted to the Company as a Member in accordance with the terms of this Agreement, individually referred to herein as a "Member" and collectively as the "Members").

                              W I T N E S S E T H :

        WHEREAS, subject to the terms and conditions set forth herein, the Members desire to form a limited liability company (the "Company") under the laws of the State of Delaware for the purpose of creating, developing, marketing and licensing templated websites for over-the-air commercial radio broadcast stations, which websites will contain digitally embedded music differentiated by radio station format and provide functionalities as determined by the Management Committee (as defined below), and will present music and special radio events and other related content that focus on major artists, hit music and local artists and local content associated with the particular radio station format, as well as local artists and local MP3 artists within such format; and

        WHEREAS, the Members desire to set forth their mutual agreements with respect to the contributions to be made to the Company by the Members, the allocation of profits and losses and the distribution of Distributable Cash (as defined below) among the Members, the management and governance of the Company, the respective rights, obligations and interests of the Members to each other and to the Company, and certain other matters;

        NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein made, the Members hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

        1.1 Definitions. The following terms used in this Agreement shall have the following meanings (unless otherwise expressly provided herein):

        "Adjusted Capital Account Deficit" shall mean, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year or other period, after giving effect to the following adjustments:

               (a) Crediting to such Capital Account any amounts which such Member is obligated to restore to the Company pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

               (b) Debiting to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4),
        1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).

        This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

        "Affiliate," with respect to any Person or Member, shall mean any other Person or Member directly or indirectly controlling, controlled by or under common control with, such Person or Member. For purposes of this Agreement, "control" (including with correlative meanings, the terms "controlling", "controlled by" or "under common control with") as used with respect to any Person or Member, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person or Member, whether through the ownership of voting securities or by contract or otherwise.

        "Affiliate Website" shall mean a templated website created and licensed by the Company to a Radio Affiliate, which website contains digitally embedded music differentiated by radio station format and provides functionalities as determined by the Management Committee and which presents music and special radio events and other related content that focus on the major artists, hit music and local content associated with the particular radio station format, as well as local artists and local MP3 artists within such format.

        "Agreement" shall mean this Limited Liability Company Agreement of MP3Radio.com L.L.C., as it may be amended, restated, modified or supplemented from time to time in accordance with its terms.

        "Alternate" shall have the meaning given such term in Section 8.3.4.

        "Annual Budget" shall mean the Company's annual operating and capital expenditures budget for each Fiscal Year, in the form approved by a Supermajority Vote of the Management Committee or as otherwise provided for under Section 8.6; provided, however, that the Annual Budget for Fiscal Year 1999 shall be the annual operating and capital expenditures budget included as part of the Initial Business Plan.

        "Audience Reach" shall have the meaning given such term in Section
13.1.2.

        "Band Page" shall mean a co-branded webpage hosted on MP3 servers featuring specific music group or band related information, including audio and graphical files, background information and such other content as shall be determined by the Company and MP3 and conforming to the specifications of
Section 13.1.4 hereof.

        "Business Day" shall mean any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in the State of Georgia or the State of California are authorized or obligated by law to close.

        "Capital Account" shall have the meaning given such term in Section
5.3.1.

        "Capital Contributions" shall mean the contributions (including, without limitation, the Initial Capital Contributions) in cash or property to the capital of the Company made by the Members.

        "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock or other equity interests, including, without limitation, partnership interests and limited liability company interests, whether now outstanding or issued after the date hereof.

        "Certificate of Formation" shall mean the Certificate of Formation of MP3Radio.com L.L.C., as filed with the Secretary of State of the State of Delaware, as the same may be amended from time to time.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

        "Company" shall mean MP3Radio.com L.L.C., a Delaware limited liability company.

        "Company Confidential Information" shall mean any and all trade secrets and other confidential proprietary information, data or know-how of the Company, or of other Persons that is in the possession of the Company, relating to the business or operations of the Company, including, without limitation, any software, system, technology, tools, list of customers, list of advertisers and/or advertising pricing, business plans, marketing plans, financial information, source codes, programs, inventions, techniques, budgets, projections, licenses, prices, costs, or compilations of information or databases used in the Company's business or operations or any other information of the Company or concerning its business and operations that is not publicly available.

        "Company Minimum Gain" shall have the meaning of "partnership minimum gain" that is set forth in Treasury Regulations Section 1.704-2(b)(2). The amount of Company Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(d).

        "Cox" shall have the meaning given such term in the Preamble to this Agreement.

        "Database Marketing Functionality" shall have the meaning given such term in Section 13.3.

        "Default Budget" shall have the meaning given such term in Section 8.6.

        "Delaware Act" shall mean the Delaware Limited Liability Company Act, as amended from time to time.

        "De Minimis" shall mean less than or equal to $1,000.00.

        "Depreciation" shall mean, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be determined in the manner described in Treasury Regulations Section 1.704-1(b)(2)(iv)(g)(3) or Treasury Regulations Section 1.704-3(d)(2), as applicable.

        "Distributable Cash" shall mean all cash, revenues and funds received by the Company from the Company's business and operations, less the sum of the following to the extent paid or set aside by the Company:

               (a) all principal and interest payments on indebtedness of the Company and all other sums paid to lenders;

               (b) all cash expenditures incurred incident to the operation of the Company's business in the ordinary course;

               (c) such Reserves as the Representatives deem necessary, in accordance with Article 8 hereof, to the proper operation and development of the Company's business;

               (d) the amount of Company gross revenues distributed to MP3 pursuant to Sections 13.4.2 and 13.5.1; and

               (e) the amount of any Tax Distribution.

        "Economic Risk of Loss" shall have the meaning defined in Treasury Regulations Section 1.704-2(b)(4).

        "Entity" shall mean any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association, or any foreign trust, foreign business organization or Governmental Agency.

        "Exchange Act" shall have the meaning given such term in Section 12.2.1.

        "Fiscal Year" shall mean the calendar year or, in the case of the first and the last fiscal years, the fraction thereof commencing on the date on which the Company is formed under the Delaware Act or ending on the date on which the winding up of the Company is completed, as the case may be.

        "Governmental Agency" shall mean any agency or department or subdivision of the United States federal government or any state or local government.

        "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                      (1) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the fair market value of such asset as determined by the Management Committee;

                      (2) The Gross Asset Values of all Company assets shall be adjusted to equal their respective fair market values, as of the following times: (i) the acquisition of an additional Membership Interest in the Company by any new or existing Member in exchange for more than a De Minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a De Minimis amount of Company property as consideration for a Membership Interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (i) and (ii) above shall be made only if the Representatives reasonably determine in accordance with Article 8 that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

                      (3) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the fair market value of such asset on the date of distribution; and

                      (4) The Gross Asset Value of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and
Section 6.2.7; provided, however, that Gross Asset Value shall not be adjusted pursuant to this clause (4) to the extent the Representatives determine that an adjustment pursuant to clause (2) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (4).

        For purposes of this definition, the "fair market value" of any asset shall be determined by the Management Committee. If the Gross Asset Value of an asset has been determined or adjusted pursuant to clauses (1), (2) or (4) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profit and Net Loss.

        "Initial Business Plan" means the Company's initial business plan attached hereto as Exhibit B.

        "Initial Capital Contributions" shall mean, with respect to Cox and MP3, the respective aggregate amount of capital contributions to be made by such Member pursuant to Section 5.1.1.

        "Intellectual Property" shall mean any or all of the following: (a) works of authorship, including without limitation computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, files, records, data and mask works; (b) copyrights and patents (and applications therefor), inventions (whether or not patentable), improvements and technology; (c) proprietary and confidential information, trade secrets and know how; (d) databases, customer lists, data compilations and collections and technical data; (e) logos, trade names, trade dress, trademarks and service marks (and applications therefor); (f) domain names, website addresses and sites; and (g) tools, methods and processes, including object libraries.

        " Local Genre Page" shall mean a webpage hosted on MP3 servers featuring genre-specific music information connected to a particular geographic region and conforming to the specifications of Section 13.1.2 hereof.

        "Majority Vote" shall have the meaning given such term in Section 8.4.

        "Management Committee" shall have the meaning given such term in Section 8.1.

        "Manager" shall mean Cox.

        "Member" shall mean each of Cox and MP3 and each other Person who may hereafter become a Member pursuant to this Agreement.

        "Member Nonrecourse Debt" shall have the meaning of "partner nonrecourse debt" that is set forth in Treasury Regulations Section 1.704-2(b)(4).

        "Member Nonrecourse Debt Minimum Gain" shall have the meaning of "partner nonrecourse debt minimum gain" that is set forth in Treasury Regulations Section 1.704-2(i)(2). The amount of Member Nonrecourse Debt Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

        "Member Nonrecourse Deductions" shall have the meaning of "partner nonrecourse deductions" that is set forth in Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2). The amount of Member Nonrecourse Deductions shall be determined in accordance with Treasury Regulations Section 1.704-2(i)(2).

        "Membership Interest" shall mean an ownership interest in the Company and includes any and all benefits to which the holder of such Membership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Membership Interest may be expressed as a number of Units.

        "MP3" shall have the meaning set forth in the preamble of this Agreement.

        "MP3 Files" shall mean files containing audio and related content which is compressed or distributed by or through MP3 using any compression technology or file format now existing or created in the future.

        "MP3 Genre Page" shall mean a webpage on the MP3 Website featuring genre-specific music information and content and conforming to the specifications of Section 13.1.1 hereof.

        "MP3 Website" shall mean the website operated by MP3 at the URL http://www.mp3.com (or any successor website thereto).

        "Net Profit and Net Loss" shall mean, for each Fiscal Year, an amount equal to the Company taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code
Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

               (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing such Net Profit or Net Loss shall be added to such taxable income or loss;

               (b) Any expenditures of the Company described in Code Section 705(a)(2)(B), or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and which are not otherwise taken into account in computing such Net Profit or Net Loss, shall be subtracted from such taxable income or loss;

               (c) In the event the Gross Asset Value of any Company asset is adjusted pursuant to clause (2) or (3) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profit or Net Loss;

               (d) Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

               (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year;

               (f) Notwithstanding anything to the contrary in the definition of the terms "Net Profit" and "Net Loss", any items which are specially allocated pursuant to Section 6.2 (other than as provided in Section 6.2.7), Section 6.3, or Section 6.4 hereof shall not be taken into account in computing such Net Profit or Net Loss; and

               (g) For purposes of this Agreement, any deduction for a loss on a sale or exchange of Company property which is disallowed to the Company under Code Section 267(a)(1) or 707(b) shall be treated as a Code
        Section 705(a)(2)(B) expenditure.

        The amounts of the items of Company income, gain, loss, or deduction available to be specially allocated pursuant to Sections 6.2, 6.3 and 6.4 shall be determined by applying rules analogous to those set forth in this definition of Net Profit and Net Loss.

        "Nonrecourse Deductions" shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(1).

        "Nonrecourse Liability" shall have the meaning set forth in Treasury Regulations Sections 1.704-2(b)(3) and 1.752-1(a)(2).

        "Percentage Interest" shall mean, as to a Member, such Member's percentage interest in the Company as determined by dividing the Units owned by such Member by the total number of Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit A may be amended from time to time.

        "Permitted Transfer" shall mean (a) in the case of Cox, a Sale by Cox to any Person that is a direct or indirect controlled Affiliate of Cox Enterprises, Inc., (b) in the case of MP3, a Sale by MP3 to any Person that is a direct or indirect controlled Affiliate of MP3, (c) in the case of any other Member, a Sale by such Member to a direct or indirect controlled Affiliate of such Member, (d) a Sale by one Member to another Member, or (e) any Sale permitted by a Supermajority Vote of the Management Committee.

        "Person" shall mean any individual or Entity, and the heirs, executors, administrators, successors and assigns of the "Person" when the context so permits.

        "Prime Rate" shall mean the prime commercial lending rate as announced from time to time by The Chase Manhattan Bank, N.A.

        "Radio Affiliate" shall mean any over-the-air commercial radio broadcasting station which enters into an affiliation agreement or arrangement with the Company for purposes of licensing one of the templated websites developed by the Company featuring digitally embedded music differentiated by radio station format.

        "Radio Affiliates Pages" shall mean one or more webpages hosted on MP3 servers featuring information regarding the Radio Affiliates and conforming to the specifications of Section 13.1.2 hereof.

        "Regulatory Allocations" shall have the meaning given such term in
Section 6.3.

        "Remaining Members" shall have the meaning given such term in Section 10.6.1.

        "Representatives" shall mean those natural Persons appointed to the Management Committee by the Members as their respective agents to manage the business and affairs of the Company pursuant to Article 8, and who shall also be officers, directors or employees of the Members that designated them.

        "Reserves" shall mean, for any fiscal period, funds set aside or amounts allocated during such period to reserves that shall be maintained in amounts deemed sufficient by the Management Committee in accordance with Article 8 for working capital and to pay taxes, insurance, debt service, or other costs or expenses incident to the ownership or operation of the Company's business.

        "Sale" (including the correlative terms "Sell," "Selling," and "Sold") shall mean a sale, exchange, transfer, assignment, lease, pledge or other disposition, with or without consideration, of all or any portion of a Member's Units or Membership Interest.

        "Securities Act" shall have the meaning given such term in Section 12.2.

        "Senior Executive Officers" shall have the meaning given such term in
Section 8.12.1.

         "Series C Financing" shall mean the purchase of Series C Preferred Stock of MP3 by Cox Interactive Media, Inc. pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of May 19, 1999.

        "Subsidiary" shall mean, in respect of any Person, any corporation, association, partnership, limited liability company or other Entity of which the majority of each class of

Voting Stock or other voting equity and the majority of each other class of Capital Stock is owned by either (a) such Person or (b) another Subsidiary of such Person.

        "Supermajority Vote" shall have the meaning given such term in Section 8.5.

        "Tax Distribution" shall mean, for any given Fiscal Year, an amount equal to the product of (a) the higher of the combined marginal federal, state and city tax rate applicable as of the close of such Fiscal Year to a corporation located in Atlanta, Georgia or San Diego, California, multiplied by
(b) the amount of net taxable income, if any, allocated for such Fiscal Year to the Members.

         "Terminating Member" shall have the meaning given such term in Section 10.8.

        "Termination" shall mean, as to any Entity, the bankruptcy, involuntary dissolution or liquidation of such Entity. The "bankruptcy" of an Entity shall mean that such Entity (a) shall have suffered the entry of a decree or order by a court having jurisdiction adjudging such Entity bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for such Entity under bankruptcy laws, or any other similar applicable law, or (b) shall have suffered the entry of a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, trustee, assignee or custodian in bankruptcy or insolvency for the winding up or liquidation of its affairs, and such decree or order shall have remained in force and undischarged and unstayed for a period of ninety (90) calendar days, or (c) shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under bankruptcy laws, or any other similar or applicable law, or shall consent to the filing of any such petition, or (d) shall consent to the appointment of a receiver, liquidator, trustee, assignee or custodian in bankruptcy or insolvency, or (e) shall make an assignment for the benefit of creditors, or (f) shall admit in writing its inability generally to pay its debts as they become due.

        "Treasury Regulations" shall include proposed, temporary and final regulations promulgated under the Code in effect as of the date of filing the Certificate of Formation and the corresponding sections of any regulations subsequently issued that amend or supersede those regulations..

        "Unit" shall mean an undivided share of the Membership Interests of all Members issued pursuant to Article 5 in such number as set forth on Exhibit A attached hereto, as such Exhibit A may be amended from time to time. The Company may issue fractional Units to Members.

        "Voting Stock" shall mean, with respect to any Person, the Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, representatives or other members of the governing body of such Person.

        "Withdrawal Event" shall have the meaning given such term in Section 11.1.2.

                                    ARTICLE 2

                              FORMATION OF COMPANY

        2.1 Formation. As soon as practicable after the execution of this Agreement, the Manager shall cause the Company to be formed as a Delaware limited liability company, by executing and delivering a Certificate of Formation to the Delaware Secretary of State in accordance with and pursuant to the Delaware Act.

        2.2 Name. The name of the Company is MP3Radio.com L.L.C. Concurrently with the execution of this Agreement, MP3 has licensed (or shall have caused Michael L. Robertson, its Chief Executive Officer, to license) to the Company, on an exclusive, perpetual, royalty-free worldwide basis, all of its (or his, as the case may be) rights and goodwill in and to the name "MP3Radio.com" and its corresponding URL address name; provided, however, that the Company shall hold such license to all of the rights and goodwill in and to such name on the terms set forth in Section 13.2.4. The Manager shall cause the Company to file such assumed name certificates and similar filings, and any amendments thereto, in such jurisdictions as the Manager considers appropriate or advisable.

        2.3 Principal Place of Business. The principal place of business of the Company initially shall be 1400 Lake Hearn Drive, N.E., Atlanta, Georgia 30319. The Company may locate its place of business and registered office at any other place or places as the Management Committee may from time to time deem advisable.

        2.4 Registered Office and Registered Agent. The Company's initial registered office shall be at the office of its registered agent at 1013 Centre Road, Wilmington, Delaware 19805, and the name of its initial registered agent at such address shall be Corporation Service Company. The registered office and registered agent may be changed from time to time by filing the address of the new registered office and/or the name of the new registered agent with the Delaware Secretary of State pursuant to the Delaware Act.

        2.5 Term. The term of the Company shall continue for a term of fifty
(50) years from the date hereof, subject to earlier termination upon a Supermajority Vote of the Management Committee.

                                    ARTICLE 3

                         NAMES AND ADDRESSES OF MEMBERs

        3.1 Names and Addresses of Members. The names and addresses of the Members are set forth on Exhibit A, as it may be amended from time to time.


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
                                    ARTICLE 4

                               BUSINESS OF COMPANY

        4.1 Permitted Businesses.

        The business of the Company shall be:

               4.1.1 To create, develop, market and license templated websites for over-the-air commercial radio broadcasting stations, which websites will contain digitally embedded music differentiated by radio station format and provide functionalities as determined by the Management Committee and will present music and special radio events and other related content that focus on major artists, hit music and local content associated with the particular radio station format, as well as local artists and local MP3 artists within such format.

               4.1.2 To license to, and enter into affiliation agreements with, Radio Affiliates for Affiliate Websites, as contemplated under the Initial Business Plan, and to create a network of Affiliate Websites with common programming and content features differentiated on the basis of radio station format and local content.

               4.1.3 To exercise all other powers and to engage in all activities necessary to or reasonably connected with the foregoing business and operations.

        4.2 Partnership. The parties hereto intend that the Company shall be taxable as a partnership for federal income tax purposes unless otherwise agreed to by a Supermajority Vote of the Management Committee.

                                    ARTICLE 5

           CAPITAL CONTRIBUTIONS; ISSUANCES OF UNITS; CAPITAL ACCOUNTS

        5.1 Capital Contributions.

               5.1.1 Initial Capital Contribution. Each of Cox and MP3 shall make the Initial Capital Contributions, payable to the Company in cash, in the aggregate amount set forth on Exhibit A with respect to such Member. Concurrent with the execution of this Agreement and the closing of the Series C Financing, Cox and MP3 shall make, as part of their Initial Capital Contribution commitment, a Capital Contribution in the aggregate amount of five million dollars ($5,000,000), funded pro rata by Cox and MP3, in proportion to their respective Percentage Interests. Additional Initial Capital Contributions shall be funded pro rata by Cox and MP3, in proportion to their respective Percentage Interests, on an as needed quarterly basis at such times as shall be specified by the Management Committee by written notice to Cox and MP3. MP3 agrees that it shall maintain liquid cash reserves in an amount sufficient to enable it to fund all of its remaining Initial Capital Contribution commitment as set forth on Exhibit A.

        5.1.2 Units and Percentage Interest. The Members initially shall own Units in the amounts set forth on Exhibit A and shall have an initial Percentage Interest in the Company as set forth on Exhibit A. The number of Units and Percentage Interest shall be adjusted from time to time by the Management Committee to the extent necessary to reflect accurately the issuance of additional Units, defaults in the making of required Capital Contributions, Sales of Units permitted under Article 10, or other events having an effect on a Member's Percentage Interest and corresponding number of Units.

               5.1.3 Additional Capital Contributions. The Management Committee may require, by Supermajority Vote, the Members to make additional Capital Contributions to the Company in cash. Each call for such a required additional Capital Contribution shall be in writing and specify the due date therefor, which in no event shall be less than ten (10) Business Days after the date of such call.

        5.2 Issuances of Additional Membership Interests. The Management Committee is authorized to cause the Company to issue such additional Membership Interests in the form of Units, at any time or from time to time, to the Members or to other Persons for such consideration and on such terms and conditions as shall be established by Supermajority Vote of the Management Committee. The Management Committee may, at its option, at the time a Member is admitted, close the Company books (as though the Company's tax year had ended) or make pro rata allocations of loss, income and expense deductions to a new Member for that portion of the Company's tax year in which a Member was admitted in accordance with the provisions of Code Section 706(d) and the Treasury Regulations promulgated thereunder.

        5.3 Capital Accounts.

               5.3.1 A separate Capital Account will be maintained for each Member. With respect to each Member, "Capital Account" shall mean that portion of such Member's Initial Capital Contribution that has been contributed to the Company as of the date hereof increased by (i) any other cash contributed after the date hereof by such Member to the Company; (ii) the fair market value, as determined by the Management Committee, of any property contributed after the date hereof by such Member to the Company (net of liabilities that are secured by such contributed property or that the Company or any other Member is considered to assume or take subject to under Code Section 752); (iii) allocations to such Member of Net Profit pursuant to Article 6; and (iv) other additions allocated to such Member in accordance with the Code; and decreased by
(i) the amount of cash distributed to such Member by the Company; (ii) allocations to such Member of Net Loss pursuant to Article 6; (iii) the fair market value, as determined by the Management Committee, of property distributed to such Member by the Company (net of liabilities that are secured by such distributed property or that such Member is considered to assume or take subject to under Code Section 752); and (iv) other deductions allocated to such Member in accordance with the Code.

               5.3.2 The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Code Section 704(b) and Treasury Regulations Section 1.704-1(b)(2)(iv), and shall be interpreted and applied in a manner consistent with such regulations.

               5.3.3 In the event of a permitted Sale of Units, the Capital Account of the transferor shall become the Capital Account of the transferee to the extent it relates to the transferred Units in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv).

        5.4 Effect of Failure to Make Required Contributions. If any Member fails or is unable to provide all or part of its proportionate share of any Initial Capital Contribution or any additional Capital Contribution required pursuant to Section 5.1.2 within ten (10) Business Days from the date of a written notice of the Management Committee calling for such Initial Capital Contribution or additional Capital Contribution, the Membership Interest, number of Units and Percentage Interest of that Member (the "Defaulting Member") shall be reduced as provided under Section 5.5.4, which in turn, shall effect a dilution in the relative voting power exercisable under Article 8 by the Representatives appointed by such Defaulting Member to the Management Committee.

        5.5 Capital Contribution Defaults.

               5.5.1 In the event that a Defaulting Member shall fail to make all or any part of any Initial Capital Contribution or additional Capital Contribution required of such Member pursuant to a written notice of the Management Committee calling for such Capital Contribution on or prior to the due date therefor, the other Members that have timely made their respective share of such Capital Contributions required of such other Members (a "Non-Defaulting Member") may either (i) loan amounts to the Defaulting Member to cover the Defaulting Member's Capital Contribution, or (ii) contribute to the Company the Capital Contribution otherwise required by the Defaulting Member, in each case pursuant to Sections 5.5.2 and 5.5.3, respectively.

               5.5.2  Additional Capital Contribution by Non-Defaulting Member.

                      (a) If a Defaulting Member fails to make any Initial Capital Contribution as required in Section 5.1.1 (an "Initial Capital Defaulting Member"), the other Non-Defaulting Member required to make Initial Capital Contributions (an "Initial Capital Non-Defaulting Member") will have the right, exercisable by giving notice to the Initial Capital Defaulting Member within fifteen (15) calendar days after the due date for making the Initial Capital Contribution under Section 5.1.1, to contribute the amount not contributed by the Initial Capital Defaulting Member, pro rata based on the Initial Capital Non-Defaulting Member's then existing Units. To the extent that the Initial Capital Non-Defaulting Member does not exercise the right to make such contribution in full, such right will be exercisable by the other Non-Defaulting Members by giving notice to the other Members within twenty (20) calendar days after the end of such fifteen (15) day period. If the other Non-Defaulting Members elect to make, in the aggregate, more than the remaining amount of the contribution required of the Initial Capital Defaulting Member, then each Member who elects to contribute more than its pro rata share will, in addition, be entitled to contribute a pro rata share of the remaining amount of such contribution (based on the Units of those Members who elected to make such contribution). The Initial Capital Defaulting Member's Percentage Interest and number of Units shall be decreased (and the Non-Defaulting Members' Percentage Interest and number of Units shall be increased commensurately) in accordance with Section 5.5.4(a).

                      (b) If a Defaulting Member fails to make a Capital Contribution as provided in Section 5.1.3, the Non-Defaulting Members will have the right, exercisable by giving notice to the other Members within fifteen (15) calendar days after the due date for making the Capital Contribution under
Section 5.1.3, to contribute the amount not contributed by the Defaulting Member, pro rata based on the Non-Defaulting Members' then existing Units. To the extent that one or more of the Non-Defaulting Members do not exercise the right to make such contribution in full, such right will be exercisable by the other Non-Defaulting Members by giving notice to the other Members within twenty (20) calendar days after the end of such fifteen (15) day period. If the other Non-Defaulting Members elect to make, in the aggregate, more than the remaining amount of the contribution required of the Defaulting Member, then each Member who elects to contribute more than its pro rata share will, in addition, be entitled to contribute a pro rata share of the remaining amount of such contribution (based on the Units of those Members who elected to make such contribution). Each Non-Defaulting Member that contributes all or a portion of the amount not contributed by the Defaulting Member will also have the right to (i) cause the Defaulting Member's Percentage Interest and number of Units to be decreased (and the Non-Defaulting Members' Percentage Interest and number of Units to be increased commensurately) in accordance with Section 5.5.4(b), or (ii) cause the amount not contributed by the Defaulting Member that was contributed by the Non-Defaulting Member to be treated as a loan to the Defaulting Member under Section 5.5.3 (a "Contribution Loan"). Each Non-Defaulting Member that contributes all or part of the Capital Contribution not made by the Defaulting Member will have the right to elect, by written notice to the Defaulting Member within thirty (30) calendar days after the date that the Non-Defaulting Member makes such contribution, which of clause (i) or clause (ii) will apply with respect to the portion of the Capital Contribution not made by the Defaulting Member that was contributed by the Non-Defaulting Member. If a Non-Defaulting Member fails to make such an election within such thirty (30) day period, clause (i) will apply with respect to the portion of the Capital Contribution not made by the Defaulting Member that was contributed by the Non-Defaulting Member.

               5.5.3 Contribution Loans.

                      (a) A Contribution Loan will bear interest at an annual rate of two percent per annum above the Prime Rate in effect on the date the Contribution Loan is made, compounded annually based on a 365-day year, and will be due on the first anniversary of the making of the loan. All expenses and costs of collection, including without limitation attorneys' fees, incurred in connection with a Contribution Loan will be paid by the Defaulting Member and will also bear interest at the rate of the Contribution Loan.

                      (b) As long as a Contribution Loan is outstanding, all distributions which would otherwise be made to the Defaulting Member pursuant to
Article 7 or Article 11 will be deemed to be distributions for all purposes of this Agreement to the Defaulting Member, but such amounts will instead be applied to the Contribution Loans by the Non-Defaulting Member until all amounts of principal and interest owing in respect of all Contribution Loans have been paid or satisfied. All repayments of the Contribution Loan will be applied first to attorneys' fees, then interest and finally to principal.

                      (c) A Contribution Loan made pursuant to Section 5.5.3(a) above will be secured by, and the Defaulting Member, by its failure to make a required Capital Contribution, will have automatically granted (without any further action by the Defaulting Member) a security interest in, and a general lien on, the Defaulting Member's Membership Interest and Units in the Company, including (but not limited to) its interest in distributions from the Company pursuant to Article 7 and Article 11, all under the applicable provisions of the Uniform Commercial Code. On any default in the payment of such a Contribution Loan (whether from distributions or otherwise), the Non-Defaulting Member is entitled to all the rights and remedies of a secured party under the Uniform Commercial Code with respect to the security interest granted in this Section 5.5.3(c) and shall have a power of attorney to execute and file, in the name of and on behalf of the Defaulting Member, all UCC-1 Financing Statements necessary to evidence the security interest that may be granted pursuant to this Section 5.5.3(c).

                      (d) If the Defaulting Member fails to pay all or any part of a given Contribution Loan, including any accrued interest on such loan, at any time after the first anniversary of the date that the Contribution Loan was made or deemed made, the Non-Defaulting Member that made the Contribution Loan may elect, at its sole discretion and by giving notice to the Defaulting Member and the other Members to cause the Defaulting Member's Percentage Interest and number of Units to be decreased (and the Non-Defaulting Member's Percentage Interest and number of Units will be increased commensurately) as provided under
Section 5.5.4. If the Non-Defaulting Member makes the election described in the preceding sentence, the Contribution Loan will be canceled and the Defaulting Member will have no further obligations with respect to such Contribution Loan, except with respect to attorneys' fees incurred in connection with such loan.

               5.5.4  Recalculation of Percentage Interest and Number of Units.

                      (a) In the event an Initial Capital Defaulting Member fails to make any Initial Capital Contribution, the Percentage Interest and number of Units of each Member shall be recalculated as of the due date of such Initial Capital Contribution in accordance with this Section 5.5.4(a) in order to effect a special penalty dilution on such Initial Capital Defaulting Member. First, the recalculated Percentage Interest of the Initial Capital Defaulting Member shall be recalculated to equal the percentage represented by a fraction, the numerator of which shall be (x) one-half of the total Capital Contributions of such Initial Capital Defaulting Member made to the Company on or prior to such date, and the denominator of which shall be (y) the aggregate Capital Contributions of all Members made to the Company on or prior to such date. The Percentage Interests of the remaining Members shall thereupon be recalculated by allocating to such remaining Members and adding to their then existing Percentage Interests, on a pro rata basis in accordance with their relative Percentage Interests as they then existed immediately prior to such recalculation, the additional Percentage Interests that became available as a result of the dilution imposed on the Initial Capital Defaulting Member under the preceding sentence (and assuming that the total amount of Percentage Interests of all Members must always equal 100%). The number of Units held by each Member shall also be adjusted to reflect the relative Percentage Interests of each Member, as so adjusted in accordance with the preceding sentence.

                      (b) In the event a Defaulting Member fails to make any required Capital Contribution (other than an Initial Capital Contribution, which shall be governed by Section 5.5.4(a)), the Percentage Interest and number of Units of each Member shall be recalculated as of the date of such Capital Contribution. The recalculated Percentage Interest of each Member shall be equal to the percentage represented by a fraction, the numerator of which shall be the total Capital Contributions of such Member made to the Company on or prior to such date and the denominator of which shall be the aggregate Capital Contributions of all

Members made to the Company on or prior to such date. The number of Units held by each Member shall also be adjusted to reflect the relative Percentage Interests of each Member, as so adjusted in accordance with the preceding sentence.

                                    ARTICLE 6

                     ALLOCATION OF INCOME, GAINS AND LOSSES

        6.1 Allocations of Net Profit and Net Loss.

               6.1.1 In General. Except as otherwise provided in this Agreement, Net Profit and Net Loss of the Company for a Fiscal Year shall be allocated to the Members in accordance with their Percentage Interests.

               6.1.2 Special Allocation of Certain E-Commerce Revenues. To the extent provided in Section 13.4.2 (subject to Sections 13.4.3 and 13.4.4) and
Section 7.1 hereof, [***] of the gross revenue earned and collected by the Company from Company e-commerce transactions (as further described in Section 13.4.2) generated from end user traffic that originates from the MP3 Website shall be specially allocated to MP3.

               6.1.3 Loss Limitation. To the extent an allocation of Net Loss pursuant to Section 6.1.1 would cause a Member to have an Adjusted Capital Account Deficit as of the end of the Fiscal Year to which the allocation relates (or would increase any such Adjusted Capital Account Deficit), then such Net Loss shall be reallocated to the other Members in proportion to their respective Percentage Interests.

        6.2 Regulatory Allocations.

               6.2.1 Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(f), notwithstanding any other provision of this Article 6, if there is a net decrease in Company Minimum Gain during any Company Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, for subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items of Company income and gain to be allocated pursuant to this Section 6.2.1 shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.2.1 is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

               6.2.2 Member Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this Article 6, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member with a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for the year (and, if necessary, for subsequent Fiscal Years) in an

                       * CONFIDENTIAL TREATMENT REQUEST(ED)
amount equal to such Member's share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt (determined in accordance with Treasury Regulations Section 1.704-2(i)(4)). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items of Company income and gain to be allocated pursuant to this Section 6.2.2 shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.2.2 is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

               6.2.3 Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible; provided, however, that an allocation pursuant to this Section 6.2.3 shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 6 have been tentatively made as if this Section 6.2.3 were not in the Agreement.

               6.2.4 Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (i) the amount such Member is obligated to restore to the Company pursuant to any provision of this Agreement, (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulations Section 1.704-2(g)(1) and (iii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulations Section 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible; provided, however, that an allocation pursuant to this
Section 6.2.4 shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 6 have been tentatively made as if Section 6.2.3 and this Section 6.2.4 were not in the Agreement.

               6.2.5 Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Members in accordance with their Percentage Interests.

               6.2.6 Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Member who bears the Economic Risk of Loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i).

               6.2.7  Section 754 Adjustment.

                      6.2.7.1 To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital

Accounts as a result of a distribution other than in liquidation of a Member's Membership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of such asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profit and Net Loss.

                      6.2.7.2 To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in accordance with their Percentage Interests in the Company in the event Treasury Regulations
Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution is made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

        6.3 Curative Allocations. The allocations set forth in Section 6.1.2 and
Section 6.2 hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss, or deduction pursuant to this Section 6.3. Therefore, notwithstanding any other provision of this Article 6 (other than the Regulatory Allocations), the Management Committee shall cause the Company to make such offsetting special allocations of Company income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not in this Agreement. In exercising its discretion under this Section 6.3, the Management Committee shall take into account future Regulatory Allocations under Sections 6.2.1 and 6.2.2 that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 6.2.5 and 6.2.6.

        6.4 Other Allocation Rules.

               6.4.1 To the extent permitted by Treasury Regulations Section 1.704-2(h)(3), the Management Committee shall endeavor to treat distributions of Distributable Cash as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Member.

               6.4.2 If any fees or other payments deducted for federal income tax purposes by the Company are recharacterized by a final determination of the Internal Revenue Service as nondeductible distributions to any Member, then, notwithstanding all other allocation provisions, gross income shall be allocated to such Member (for the year(s) of adjustment) in an amount equal to the fees or payments recharacterized. Recharacterization of any fees or other payments by the Internal Revenue Service shall not affect the amount of distributions from the Company to which the Members would otherwise be entitled pursuant to this Agreement.



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        6.5 Tax Allocations: Code Section 704(c).

               6.5.1 In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value.

               6.5.2 In the event the Gross Asset Value of any Company asset is adjusted pursuant to clause (b) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

               6.5.3 Any elections or other decisions relating to such allocations shall be made by the Management Committee in any manner that reasonably reflects the purpose and intention of this Agreement.

        6.6 Allocations in Event of Sale. If an interest in the Company is Sold in accordance with Article 10 of this Agreement, the Net Profit and Net Loss of the Company shall be calculated as of the end of the month immediately prior to the month in which the sale occurs. The transferor Member shall be allocated an amount equal to the Net Profit and Net Loss of the Company allocable to the period ending on the last day of the month immediately prior to the Sale. The transferee of the interest in the Company to be so Sold shall be allocated an amount equal to the Net Profit and Net Loss of the Company allocable to the remainder of the calendar year. This paragraph shall apply for purposes of computing a Member's Capital Account and for federal income tax purposes.

        6.7 Deficit Capital Account Balances. The Members shall not be obligated at any time to repay or restore to the Company all or any part of any distributions made to the Members by the Company, nor shall any Member be required to restore a deficit Capital Account balance to the Company.

                                    ARTICLE 7

                                  DISTRIBUTIONS

        7.1 Current Distributions. The Management Committee shall cause the Company to make distributions to the Members as follows:

               (a) E-Commerce Revenue. In accordance with Section 13.5.1, the Company shall distribute to MP3 its [***] share of certain e-commerce revenue as described in Section 13.4.2.

               (b) Tax Distribution. Subject to any applicable restrictions in the Company's loan agreements, within ninety (90) calendar days after the end of each Fiscal Year, the Management Committee shall use reasonable efforts to cause the Company to distribute to the Members an amount equal to the Tax Distribution for the preceding Fiscal Year. The Tax




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
Distribution shall be distributed to the Members in accordance with their respective Percentage Interests.

               (c) Distributions of Distributable Cash. The Company shall make distributions of Distributable Cash to the Members from time to time in the discretion of the Management Committee, which distributions shall be made to the Members in accordance with their respective Percentage Interests.

        7.2 Amounts Withheld From Distributions. All amounts withheld pursuant to the Code or any provisions of any state, local, or foreign tax law with respect to any distribution to the Members shall be treated as amounts distributed to the Members pursuant to this Article 7 for all purposes under this Agreement.

        7.3 Distributions Upon Liquidation. Notwithstanding anything to the contrary in this Article 7, upon the dissolution of the Company for any reason, or its liquidation within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g), the debts and obligations of the Company shall be paid or provided for in accordance with Section 11.3, and the remaining assets of the Company shall be distributed (or deemed distributed in the event of a termination under Section 708(b)(1)(B) of the Code) to the Members (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation or dissolution occurs) pursuant to the provisions of Section 11.3.

        7.4 Distributions In Kind. No Member shall have the right to demand and receive property other than cash as a distribution from the Company. Except as explicitly provided in accordance with this Article 7, no Member shall have the right to demand and receive cash from the Company.

        7.5 Limitation Upon Distributions. No distribution shall be declared and paid to a Member in violation of the Delaware Act; a Member who receives a distribution in violation of the Delaware Act shall be liable to the Company for the amount of the distribution to the extent provided under the Delaware Act.

                                    ARTICLE 8

       RIGHTS AND DUTIES OF MANAGER, MEMBERS, REPRESENTATIVES AND OFFICERS

        8.1 Management. The Members agree that the Company shall constitute a manager managed limited liability company for purposes of the Delaware Act. The day-to-day business and affairs of the Company shall be managed by the Manager to the extent provided in Section 8.2, and the Manager shall be subject to the ultimate oversight and control of a committee (the "Management Committee"), which shall consist of individual representatives appointed by the Members and referred to herein as the "Representatives." Except for the duties delegated to the Manager in Section 8.2 and as specified in Section 8.5, the Management Committee shall have full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business.



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The parties acknowledge that the Representatives are designees of the Members that appoint them, and are acting as proxies for such Members with respect to the management of the Company.

        8.2 Manager.

               8.2.1 Appointment. The Members agree that Cox shall be the "Manager" of the Company, as such term is defined in Section 18-101(10) of the Delaware Act.

               8.2.2 Authority and Duties of Cox. Cox shall act as the manager of the Company as contemplated by and in accordance with this Agreement and subject to ultimate supervision and control by the Management Committee. Cox shall use its reasonable efforts to perform its obligations and duties hereunder, but in no event shall Cox be required or permitted to take any action that would violate this Agreement. As Manager, Cox shall:

                             (1) define and develop the Company's business and
operating strategy in conjunction with the Management Committee and the Senior Executive Officers;

                             (2) provide day-to-day oversight of the Company and
its business, operations and affairs, consistent with the Company's business strategy and budgets, by providing the Company with general corporate support, including negotiating and establishing the terms of affiliation agreements with Radio Affiliates, assisting the Company with its press and public relations, evaluating staff effectiveness and productivity, monitoring the operating goals and financial results of the Company, selecting office sites and office/facility management, taking such other actions (in the ordinary course of the Company's business and within the scope of the authority granted by the Management Committee) as necessary to accomplish the purpose and business of the Company;

                             (3) recruit and nominate for approval by the
Management Committee candidates for the position of Chief Executive Officer and Chief Financial Officer (the Members hereby agree that the Company will not appoint any person to such positions who has not been nominated by Cox in accordance with this Agreement), and assist the Company in recruiting and hiring other employees;

                             (4) annually evaluate the Chief Executive Officer
of the Company with the Management Committee, and recommend for approval by the Management Committee a compensation package for the Chief Executive Officer and other key employees;

                             (5) perform the duties of the Tax Matters Partner
set forth in Section 8.17 of this Agreement;

                             (6) consult with the Company regarding financial,
business matters and operational matters affecting the Company; and

                             (7) assist the Company in negotiating financings,
leases and other material contracts.





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
               8.2.3 Appointment as Attorney-in-Fact. In furtherance of the foregoing, the Company hereby designates and appoints Cox as its agent and attorney-in-fact, and authorizes it to take any and all actions necessary to fulfill its obligations pursuant to Section 8.2.2.

               8.2.4 Reimbursement. Cox shall be reimbursed by the Company on demand for its reasonable out-of-pocket costs and expenses in its capacity as Manager (including travel and other disbursements) reasonably incurred in performing its services hereunder, subject to presentation of reasonable supporting documentation of such costs and expenses.

        8.3 Appointment, Tenure and Voting of the Management Committee.

               8.3.1  Appointment.

                             (1) The Management Committee initially shall be
composed of the Chief Executive Officer of the Company plus six (6) Representatives, to be designated as follows: three (3) Representatives shall be designated by Cox and three (3) Representatives shall be designated by MP3. Initially, the Cox Representatives shall be ________________, _______________ and __________________, and the MP3 Representatives shall be Michael Robertson, Robin Richards and Tom Spiegel. The Management Committee may determine, by Supermajority Vote, to increase or decrease the number of Representatives serving on the Management Committee, including, without limitation in connection with the issuance of new Units or Membership Interests.

                             (2) A Member shall nominate its designated
Representatives by providing written notice to the Company and the other Members of the names of its designated Representatives.

               8.3.2 Tenure and Qualification. Each Representative shall hold office until his or her death, disability, resignation or removal by the Member which designated such Representative. Representatives need not be residents of the State of Delaware.

               8.3.3 Voting. The Representatives appointed by a Member shall together have voting power for purposes of all Management Committee actions equal to the Percentage Interest held by such Member as in effect from time to time. If a Member designates only one Representative, such Representative shall be entitled to vote the entire voting power held by such Member. If a Member designates more than one Representative, such Representatives collectively shall vote the entire voting power of such Member as a single unit.

               8.3.4  Alternates and Proxies.

                             (1) Pursuant to a written notice to the Company,
any Representative may appoint an alternate (an "Alternate") who may attend, participate and serve as a proxy for the absent Representative which appointed such Alternate at any Management Committee meeting or for a stated period of time. Alternates shall exercise the same voting rights as the absent Representative could have exercised.

                             (2) Any Representatives designated by a Member
shall automatically and without written notice serve as a proxy for the other Representatives



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
designated by such Member in the event that the other Representatives of such Member are not present at any Management Committee meeting. By way of example, a single Representative designated by Cox shall have the maximum number of votes which could be cast by all Representatives designated by Cox when serving as a proxy for the other Representatives designated by Cox.

        8.4 Management Committee Approval. Except for matters expressly specified in this Agreement as requiring a Supermajority Vote of the Management Committee, any action required or permitted to be taken by the Management Committee may be taken upon the affirmative approval, at a duly called meeting or, upon ten (10) calendar days prior notice to all Representatives, by written consent in lieu of a meeting, of Representatives appointed by Members representing more than 50% of the Percentage Interests of all Members (a "Majority Vote"). Unless authorized to do so by this Agreement or by a Majority Vote of the Management Committee and except for the power delegated to the Manager pursuant to Section 8.2, no Member, attorney-in-fact, officer, employee or other agent of the Company shall have any power or authority to bind the Company in any way.

        8.5 Certain Special Voting Requirements. Notwithstanding anything to the contrary herein and in addition to any other matters specified in this Agreement that may require a Supermajority Vote of the Management Committee, the affirmative approval, at a duly called meeting or by written consent in lieu of a meeting, of Representatives appointed by Members representing at least 75% of the aggregate Percentage Interests of all Members (a "Supermajority Vote") shall be required for the Company to undertake any of the following:

               8.5.1 The dissolution, winding up or liquidation of the Company pursuant to Section 11.1.1.

               8.5.2 The sale or other disposition of any assets of the Company outside the ordinary course of business.

               8.5.3 The adoption and approval of the Company's Annual Budget, including, without limitation any amendment to any Annual Budget previously approved by the Management Committee.

               8.5.4 The appointment or discharge of the Chief Executive Officer of the Company or the Chief Financial Officer of the Company, or the Company's entry into, amendment or modification of the terms of any employment agreement with such persons.

               8.5.5 The borrowing of money by the Company or the granting of a security interest in assets of the Company, or the issuance of any guaranty, to secure indebtedness or other obligations of the Company or other Persons.

               8.5.6 The creation of any Subsidiary of the Company or the entry by the Company into any joint ventures, general or limited partnerships or other material participations or agreements, including, without limitation, the approval of any amendment of the foregoing previously approved by the Management Committee.



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               8.5.7 Any call or requirement for any Capital Contributions by the Members other than the Initial Capital Contributions.

               8.5.8 Any admission of new Members of the Company or any issuance of new Units or Membership Interests.

               8.5.9 Any transaction or contract between the Company and a Member (or an Affiliate of a Member); provided, however, that this provision shall not apply to (i) any affiliation agreement between the Company and a Cox Radio Station entered into pursuant to Section 13.6, which agreement does not otherwise contravene any provision of this Agreement and does not otherwise contain terms that are more favorable to the Cox Radio Station than those that would be obtained in an arms-length transaction between unrelated parties or
(ii) any other transaction or contract that is expressly authorized or contemplated under this Agreement.

        8.6 Default Budget.

               (a) If on November 1 of any Fiscal Year no Annual Budget has been approved for the following Fiscal Year, then the Annual Budget for the then current Fiscal Year, adjusted (without duplication) to reflect increases or decreases resulting from the following events, shall govern the Fiscal Year beginning on the January 1 following the aforesaid November 1, subject to the limitations set forth in Section 8.6(b) below:

                             (i) the operation of escalation or de-escalation
provisions in contracts in effect at the time of approval of the then current Fiscal Year's Annual Budget solely as a result of the passage of time or the occurrence of events beyond the control of the Company to the extent such contracts are still in effect;

                             (ii) elections made in any current or prior Fiscal
Year under contracts contemplated by the Annual Budget for the then current Fiscal Year regardless of which party to such contracts made such elections;

                             (iii) increases or decreases in expenses
attributable to the annualized effect of employee additions or reductions during the then current Fiscal Year contemplated by the Annual Budget for the then current Fiscal Year;

                             (iv) changes in interest expense attributable to
any loans made to or retired by the Company;

                             (v) increases in overhead expenses in an amount
equal to the total of overhead expenses reflected in the Annual Budget for the then current Fiscal Year multiplied by the increase in the Consumer Price Index for the then current year, but in no event more than five percent (5%);

                             (vi) the anticipated incurrence of costs during
such following Fiscal Year for any legal, accounting and other professional fees or disbursements in connection with events or changes not contemplated at the time of preparation of the Annual Budget for the then current Fiscal Year; and




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                             (vii) decreases in expense attributable to
non-recurring items reflected in the then current Fiscal Year's Annual Budget.

                             (b) Any Annual Budget established pursuant to this
Section 8.6 is herein referred to as a "Default Budget." Default Budgets shall not be in effect for more than two consecutive Fiscal Years. In the event a new Annual Budget is not approved by the time such two-year period shall have expired, the Company shall have no Annual Budget, and no Capital Contributions shall be required to be made thereafter.

        8.7 Resignation. Any Representative may resign at any time by giving written notice to the Member who designated such Representative, and such Representative shall immediately give written notice to the Manager and the other Representatives. The resignation of any Representative shall take effect upon receipt of such notice by the Member who designated such Representative or at such later time as shall be specified in the notice; and, unless otherwise specified in such notice, the acceptance of the resignation by the Company, the Members or the remaining Representatives shall not be necessary to make it effective.

        8.8 Removal. A Member shall at any time be entitled to remove and replace any Representative designated by such Member. In the event any Member
(i) shall cease to be a Member for any reason, (ii) shall cease to own a Percentage Interest of greater than 10%, or (iii) shall lose its right to appoint Representatives pursuant to Section 10.1, the Representatives designated by such Member shall be automatically removed as Representatives without any further action required to be taken by any party.

        8.9 Vacancies. Upon the death, disability, resignation or removal of a Representative, the Member that designated such Representative shall designate a replacement Representative to fill the vacancy. A Representative elected to fill a vacancy shall hold office until the Representative's death, disability, resignation or removal.

        8.10 Meetings. The Management Committee may hold any of its meetings at such place or places within or without the State of Delaware as the Management Committee may from time to time by resolution designate or as shall be designated by the Person or Persons calling the meeting or in the notice or waiver of notice of any such meeting. Representatives or their Alternates may participate in any regular or special meeting of the Management Committee by means of conference telephone or similar communications equipment pursuant to which all Persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. Regular meetings of the Management Committee may be held at such times as the Representatives shall from time to time by resolution determine, but no less frequently than monthly (subject to the right of the Management Committee to determine, by Supermajority Vote, to meet less frequently). Notice of the time and place of each such regular meeting shall be mailed to each Representative, addressed to him or her at his or her residence or usual place of business, at least ten (10) Business Days before the day on which the meeting is to be held, or shall be sent to him or her at such place by telecopy or overnight courier or be delivered personally not less than 72 hours before the time at which the meeting is to be held. If any date fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the succeeding Business Day not a legal holiday. Special meetings of the Management Committee shall be held



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
whenever called by any Senior Executive Officer or any Representative. Notice of the time and place of each such special meeting shall be mailed to each Representative, addressed to him or her at his or her residence or usual place of business, at least five (5) Business Days before the day on which the meeting is to be held, or shall be sent to him or her at such place by telecopy or overnight courier or be delivered personally not less than 48 hours before the time at which the meeting is to be held. Notice of the purpose of a special meeting must be given. Notice of any meeting of the Management Committee shall not be required to be given to any Representative who is present at such meeting, except a Representative who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

        8.11 Action by Consent. Any action required or permitted to be taken at any meeting of the Management Committee or of any committee thereof may be taken without a meeting if a written consent thereof is signed by the number of Representatives needed to approve the matter. Any such actions by written consent shall be filed with the minutes of the proceedings of the Management Committee. At least ten (10) Business Days prior notice shall be required for an action by consent without a meeting to be effective, unless such consent is a unanimous consent executed by all of the Representatives on the Management Committee.

        8.12 Officers.

               8.12.1 The Company shall have a Chief Executive Officer, a Chief Financial Officer and such other officers as the Management Committee shall determine (the "Senior Executive Officers"). Officers shall have such powers and duties as may be specified by, or in accordance with, resolutions adopted by the Management Committee. In the absence of any contrary determination by the Management Committee, the Senior Executive Officers shall, subject to the power and the authority of the Management Committee, have general supervision, direction and control of the officers, employees, business and affairs of the Company. Notwithstanding the foregoing, no officer of the Company shall have any power or authority outside the normal day-to-day business of the Company to bind the Company by any contract or engagement or to pledge its credit or to render it liable in connection with any transaction unless expressly so authorized by the Management Committee or the Annual Budget.

               8.12.2 The Management Committee shall elect the Senior Executive Officers. Each such officer shall serve until his or her respective successor is duly elected, or until his or her earlier death, resignation or removal.

        8.13 Salaries. The Representatives shall not receive salaries or other compensation for serving in their capacities as Representatives, except that the Representatives shall be entitled to reimbursement by the Company for their reasonable out-of-pocket expenditures incurred in connection with attending meetings of the Management Committee or other actions taken at the request of the Management Committee.

        8.14 Limitation of Liability of Members, Managers and Representatives. The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company; and no Member, Manager or Representative shall be obligated personally for any such debt, obligation or liability of the



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Company solely by reason of being a Member, Manager or Representative except as otherwise required by law.

        8.15 Manager and Representative Standard of Care; Liability to Members. The Manager and Representatives shall perform their managerial duties in good faith and with such care as an ordinarily prudent person in a like position would use under similar circumstances. Neither the Manager nor any Representative shall, in any way, be deemed to guarantee the return of the Members' Capital Contributions or a profit for the Members from the operations of the Company, and neither the Manager nor any Representative shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful misconduct or a wrongful taking by the Manager or such Representative, respectively. It is expressly acknowledged and agreed that a Representative shall act in the interests of the Member by whom he or she was appointed in considering matters that may come before the Representatives and that a Representative shall have no liability to the Company or the Members for breach of the fiduciary duty of loyalty as a result of any action taken or approval given by a Representative that inures to the benefit of the Member by whom he or she was appointed.

        8.16 Indemnity of Members, Managers, Representatives, Officers, Employees and Other Agents. The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any Person who was or is a party to, or is threatened to be made a party to, a threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Company, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such Person is or was a Member, Manager, Representative, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, from and against any and all claims, liabilities, losses, damages, costs or expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Person in connection with such action, suit or proceeding. The Company may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such Person against any liability which may be asserted against him or her. Any expenses covered by the foregoing indemnification shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Persons seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. The indemnification provided herein shall not be deemed to limit the right of the Company to indemnify any other Person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any Person seeking indemnification from the Company may be entitled under any agreement, vote of disinterested Managers or Representatives or otherwise, both as to action in his, her or its official capacity and as to action in another capacity while serving as a Member, Manager, Representative, officer, employee or agent.

        8.17 Tax Matters Partner. Cox is designated as the "Tax Matters Partner" in accordance with Code Section 6231(a)(7). As Tax Matters Partner, Cox shall use its reasonable efforts to comply with the responsibilities outlined in Code
Section 6221 through 6233 (including the Treasury Regulations promulgated thereunder) and shall have any powers necessary to perform fully in such capacity. The Tax Matters Partner shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. No later than June 1 of each Fiscal Year, the Tax Matters Partner shall cause to be furnished to each Member a Federal Partner Income Tax Schedule "K-1," or any substitute therefor, for such Member with respect to such Fiscal Year. All elections permitted to be made by the Company under federal or state laws shall be made by the Tax Matters Partner; provided that the Management Committee, upon a Supermajority Vote to do so, may direct the Tax Matters Partner to make any tax election. The Tax Matters Partner is authorized to represent the Company before taxing authorities and courts in tax matters affecting the Company and the Members in their capacity as such and shall keep the Members informed of any such administrative and judicial proceedings. The Tax Matters Partner shall be entitled to be reimbursed by the Company for all costs and expenses incurred by it in connection with any administrative or judicial proceeding affecting tax matters of the Company and the Members in their capacity as such and to be indemnified by the Company (solely out of Company assets) with respect to any action brought against it in connection with any judgment in or settlement of any such proceeding. Without a Supermajority Vote of the Management Committee, the Tax Matters Partner shall not enter into any agreement with the Internal Revenue Service settling tax matters affecting the Company and its Members that would be binding on any Member other than the Tax Matters Partner. Any Member who enters into a settlement agreement with respect to any Company item shall notify the Tax Matters Partner of such settlement agreement and its terms within thirty (30) calendar days after the date of settlement.

                                    ARTICLE 9

                               RECORDS AND REPORTS

        9.1 Records, Audits, and Reports. At the expense of the Company, proper and complete records and books of account shall be kept or shall be caused to be kept by the Manager in which shall be entered fully and accurately all transactions and other matters relating to the Company's business in the detail and completeness customary and usual for businesses of the type engaged in by the Company. The books and records shall at all times be maintained at the principal executive office of the Company and shall be open to the inspection and examination of the Members or their duly authorized agents during business hours. At a minimum, the Company shall keep at its principal place of business the following records:

               9.1.1 A current list of the full name and last known business, residence or mailing address of each Member, Manager and Representative, both past and present;

               9.1.2 A copy of the Certificate of Formation of the Company and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

               9.1.3 Copies of the Company's federal, state and local income tax returns and reports, if any, for the four most recent years;



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               9.1.4 A copy of this Agreement, as amended to date, any
correspondence relating to any Member's obligation to contribute cash, property or services, and copies of any financial statements of the Company for the three most recent years;

               9.1.5  Copies of the then current Annual Budget;

               9.1.6 Minutes of meetings of the Management Committee or committees of the Management Committee, or any written consents of Representatives obtained in lieu of a meeting; and

               9.1.7 Any written consents obtained from Members with respect to any actions taken or approved by Members.

The Management Committee shall maintain and preserve, during the term of the Company, and for five (5) years thereafter, all accounts, books and other relevant Company documents.

        9.2 Financial Statements. The Manager shall cause to be prepared and delivered to each Member, at the expense of the Company, the following financial statements:

                      (a) Within ten (10) Business Days after the end of each calendar month (i) a balance sheet as of the end of such month; and (ii) the related statements of income or loss and cash flows for the interim period through the end of such month and for such month, and setting forth in comparative form the figures for previous fiscal periods and comparisons to the Annual Budget;

                      (b) Within ten (10) Business Days after the end of each calendar quarter ending on March 31, June 30 and September 30 of each Fiscal Year, (i) a balance sheet as of the end of each quarter; and (ii) the related statements of income or loss and cash flows for the interim period through the end of such quarter and for the quarter then ended, and setting forth in comparative form the figures for previous fiscal periods and comparisons to the Annual Budget;

                      (c) Within forty-five (45) calendar days of the end of each Fiscal Year, a balance sheet of the Company as of the end of each Fiscal Year, and the related statements of income or loss and cash flows for such Fiscal Year, all in reasonable detail with appropriate notes to such financial statements and supporting schedules, setting forth in each case in comparative form the figures for the previous year, and, within seventy-five (75) calendar days of the end of each Fiscal Year, the foregoing financial information as audited by a certified public accountant;

                      (d) With reasonable promptness, such other financial information or reports as any Member may reasonably request from time to time.

        9.3 Notice of Material Litigation. The Manager shall cause to be delivered to each Member prompt notice of the commencement or institution by or against the Company or any Member of any dispute, litigation, suit, action or other proceeding before any court or other governmental, administrative or taxing authority which the Manager in good faith determines is reasonably likely to have a material adverse effect upon a Member.



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        9.4 Bank Accounts. The Company shall maintain bank accounts in such banks or institutions as the Manager shall select, and such accounts shall be drawn upon by check signed by such person or persons, and in such manner, as may be designated by the Management Committee. All moneys of the Company shall be deposited in the bank or other financial institution account or accounts of the Company.

                                   ARTICLE 10

                                 TRANSFERABILITY

        10.1 No Pledge of Membership Interests. No Member shall be entitled to pledge, hypothecate, grant a security interest or lien in or against, or otherwise encumber (collectively, "pledge") all or any part of its Membership Interest unless such pledge is approved by a Supermajority Vote of the Management Committee. In the event that a Member pledges all or any part of its Membership Interest in violation of this Section 10.1, such Member shall continue to be a Member but shall cease to hold any rights to participate in the management of the business and affairs of the Company, as applicable, and shall cease to have any right to elect or appoint a Representative until such pledge is extinguished, and, if applicable, such defaulting Member's Representative shall immediately cease to be a Representative on the Management Committee.

        10.2 General Restrictions on Transfer.

               10.2.1 Prior to June 1, 2001, no Member shall voluntarily or involuntarily Sell all or any portion of its Units or Membership Interest except for a Permitted Transfer. Any purported Sale in violation of this Agreement shall be null and void and of no force or effect, and the Company shall not record any such Sale on its transfer books. From and after June 1, 2001, any voluntary or involuntary Sale of all or any portion of a Member's Units or Membership Interest (other than a Permitted Transfer) may only be made subject to compliance with the provisions of Sections 10.3 and 10.4.

               10.2.2 During the period that Sales are restricted pursuant to
Section 10.2.1, and without limiting any other requirements set forth elsewhere herein, in connection with any Permitted Transfer of any Units by any Member, the transferee involved in such Permitted Transfer shall execute a counterpart copy of this Agreement in accordance with Section 10.6 and shall agree to be bound by all of the terms hereof, and the selling Member shall give written notice to the Company and each other Member of such Sale within fifteen (15) Business Days after such Sale describing the manner and circumstances of such Sale.

        10.3 Right of First Refusal.

               10.3.1 After June 1, 2001 and until June 1, 2003, if a Member desires to Sell all or any portion of its Units or Membership Interests, other than in a Permitted Transfer, such member (the "Selling Member") shall be required to obtain a bona fide, non-collusive, binding written offer (a "Third Party Offer"), subject only to customary closing conditions with respect to the proposed transfer from the proposed transferee (a "Third Party") which the Selling Member desires to accept. The Third Party Offer shall contain a description of all of the



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consideration, material terms and conditions for the proposed Sale. The Selling
Member shall send a copy of the Third Party Offer which shall include the identity of the Third Party to the other Members, together with a written offer to sell the offered Units and Membership Interests to the other Members, pro rata based on their relative Percentage Interests, at the price and on the terms and conditions specified in the Third Party Offer.

               10.3.2 Upon receipt of the Third Party Offer and offer to sell the offered Units and Membership Interests from the Selling Member pursuant to the terms of Section 10.3.1 hereof, each of the other Members shall have thirty
(30) calendar days from the receipt of the written offer from the Selling Member to notify the Selling Member in writing of other such Member's election to purchase all but not less than all of such Member's pro rata share of the offered Units and Membership Interests. If, upon the expiration of such thirty
(30) day period, some but not all of the other Members have elected to purchase their pro rata shares of the offered Units and Membership Interests, such electing Members shall have an additional fifteen (15) calendar days to elect to acquire, based on their relative Percentage Interests or on such other basis as the remaining Members may agree, to elect to purchase any remaining offered Units and Membership Interests.

               10.3.3 In the event the other Members make such election provided under Section 10.3.2 hereof, the closing of the sale of the offered Units and Membership Interests to the other Members shall be held at the offices of the Company on the tenth Business Day after the end of the thirty (30) day period (or forty-five (45) day period, as the case may be) described under Section
10.3.2. Contemporaneously with such closing, the Selling Member shall transfer the offered Units and Membership Interests against receipt from the other Members of the purchase price and on the terms and conditions specified in the Third Party Offer. The obligation of the Selling Party and the other Members to proceed with the closing on the scheduled date for closing of the sale shall be conditioned upon and extended to a date which is ten (10) calendar days following the last to occur of (i) the expiration (or earlier termination) of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the receipt of all material governmental and regulatory consents, approvals and waivers that may be required in connection with the sale of the offered Units and Membership Interests. In the event that such conditions have not been satisfied on or before one hundred twenty (120) calendar days following the date of the notice to the Selling Member of the other Members' election to purchase the offered Units and Membership Interests, neither the Selling Member nor the other Members shall be obligated to proceed with the closing of the sale of the offered Units and Membership Interests.

               10.3.4 Notwithstanding the provisions of Section 10.3.3 hereof, if (a) the other Members have not elected to purchase all of the offered Units and Membership Interests within the applicable election period or (b) the closing of the sale of all of the offered Units and Membership Interests to the other Member has not been completed by the scheduled closing date, as extended pursuant to the provisions of Section 10.3.3 hereof, the Selling Member shall have the right for a period of ninety (90) calendar days after (i) the expiration of the election period in Section 10.3.2 hereof or (ii) the last date for closing of such sale under Section 10.3.3 hereof, as applicable, to sell all but not less than all of the offered Units and Membership Interests, but only to the Third Party for a price and on terms not more favorable to the Third Party than those of the Third Party Offer.



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        10.4 Right of First Offer.

               10.4.1 After June 1, 2003, if a Member desires to Sell all or any portion of its Units or Membership Interests other than in a Permitted Transfer, such Member shall notify the other Members of its desire to effect such a Sale and of the terms and conditions upon which the Selling Member would be willing to effect such a proposed Sale (the "Offer Notice"). The Selling Member shall not be required to have obtained a Third Party Offer in this instance. The Offer Notice from the Selling Member to the other Members shall include a written offer to sell the offered Units and Membership Interests to the other Members, pro rata based on their relative Percentage Interests, at the price and on the terms and conditions specified in the notice.

               10.4.2 Each of the other Members shall have thirty (30) calendar days from the receipt of the Offer Notice to notify the Selling Member in writing of other such Member's election to purchase all but not less than all of such Member's pro rata share of the offered Units and Membership Interests. If, upon the expiration of such thirty (30) calendar day period, some but not all of the other Members have elected to purchase their pro rata shares of the offered Units and Membership Interests, such electing Members shall have an additional fifteen (15) calendar days to elect to acquire, based on their relative Percentage Interests or on such other basis as the remaining Members may agree, to elect to purchase any remaining offered Units and Membership Interests.

               10.4.3 In the event the other Members make such election provided under Section 10.4.2 hereof, the closing of the sale of the offered Units and Membership Interests to the other Members shall be held at the offices of the Company on the tenth Business Day after the end of the thirty (30) day period (or forty-five (45) day period, as the case may be) described under Section
10.4.2. Contemporaneously with such closing, the Selling Member shall transfer the offered Units and Membership Interests against receipt from the other Members of the purchase price and on the terms and conditions specified in the Offer Notice. The obligation of the Selling Party and the other Members to proceed with the closing on the scheduled date for closing of the sale shall be conditioned upon and extended to a date which is ten (10) calendar days following the last to occur of (i) the expiration (or earlier termination) of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the receipt of all material governmental and regulatory consents, approvals and waivers that may be required in connection with the sale of the offered Units and Membership Interests. In the event that such conditions have not been satisfied on or before one hundred twenty (120) calendar days following the date of the notice to the Selling Member of the other Members' election to purchase the offered Units and Membership Interests, neither the Selling Member nor the other Members shall be obligated to proceed with the closing of the sale of the offered Units and Membership Interests.

               10.4.4 Notwithstanding the provisions of Section 10.4.3 hereof, if (a) the other Members have not elected to purchase all of the offered Units and Membership Interests within the applicable election period or (b) the closing of the sale of all of the offered Units and Membership Interests to the other Member has not been completed by the scheduled closing date, as extended pursuant to the provisions of Section 10.4.3 hereof, the Selling Member shall have the right for a period of ninety (90) calendar days after (i) the expiration of the election period in Section 10.4.2 hereof or (ii) the last date for closing of such sale under Section 10.4.3



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hereof, as applicable, to sell all but not less than all of the offered Units and Membership Interests to any Person, but only for a price and on terms not more favorable to such Person than those set forth in the Offer Notice.

        10.5 Preemptive Rights.

               10.5.1 If the Company at any time or from time to time makes any offering of New Units (as defined in Section 10.5.5 below), each of Cox and MP3 shall first be offered the opportunity to acquire from the Company for the same price and on the same terms as such securities are proposed to be offered to others, up to the amount of New Units as is required to enable it to maintain its proportionate interest in the Company. The amount of New Units each of Cox and MP3 shall be entitled to purchase shall be determined by multiplying (x) the total number of such offered Units (or, in the case of options, warrants or other rights obligating the Company to issue Units or other equity interests, the total number of such shares covered by such options, warrants or rights), by
(y) the Percentage Interest of Cox or MP3, as appropriate.

               10.5.2 In the event the Company proposes to offer New Units, it shall give each of Cox and MP3 a written notice of its intention, describing the type of New Units to be offered, and the price and other terms upon which the Company proposes to offer the same. Each of Cox and MP3 shall have ten (10) Business Days from the date of receipt of any such notice to notify the Company in writing that it intends to exercise such preemptive rights and as to the amount of New Units such Member desires to purchase, up to the maximum amount calculated pursuant to Section 10.5.1. Such notice shall constitute an agreement of such Member to purchase the amount of New Units so specified upon the price and other terms set forth in the Company's notice to it.

               10.5.3 If Cox or MP3 exercises its preemptive right hereunder, the closing of the purchase of the New Units with respect to which such right has been exercised shall take place within forty-five (45) calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of one hundred five (105) calendar days in order to comply with applicable laws and regulations. Each of the Company, Cox and MP3, agrees to use its commercially reasonable efforts to secure any regulatory approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, Sale and purchase of, such New Units.

               10.5.4 In the event a Member fails to exercise its preemptive rights provided in this Section 10.5 within said ten (10) Business Day period or, if so exercised, such Member is unable to consummate such purchase within the time period specified in Section 10.5.3 above because of its failure to obtain any required regulatory consent or approval, the Company shall thereafter be entitled during the period of ninety (90) calendar days following the conclusion of the applicable period to Sell or enter into an agreement (pursuant to which the Sale of New Units covered thereby shall be consummated, if at all, within thirty (30) calendar days from the date of said agreement) to Sell the New Units not elected to be purchased pursuant to this Section 10.5, at a price and upon terms no more favorable to the purchasers of such securities than were specified in the Company's notice to Cox and MP3. Notwithstanding the foregoing, if such Sale is subject to the receipt of any regulatory approval or expiration of any waiting period, the time period during which such Sale may be consummated shall be extended until the expiration of



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five (5) Business Days after all such approvals have been obtained or waiting periods expired, but in no event shall such time period exceed ninety (90) calendar days from the date of the applicable agreement with respect to such Sale. In the event the Company has not Sold the New Units or entered into an agreement to Sell the New Units within said ninety (90) day period (or Sold and issued New Units in accordance with the foregoing within thirty (30) calendar days (or ninety (90) calendar days, as applicable) from the date of said agreement), the Company shall not thereafter offer, issue or Sell such New Units without first offering such securities to Cox and MP3 in the manner provided above.

               10.5.5 As used herein, "New Units" means Units or classes or series thereof, or other equity securities of the Company which the Company proposes to offer, issue or Sell following the date of this Agreement (including any options, warrants or other rights obligating the Company to issue Units or other equity interests), provided, however, that the following shall be excluded from the definition of "New Units": (i) units or securities to be issued pursuant to any public offering by the Company registered with the Securities and Exchange Commission; (ii) units or securities to be issued pursuant to any incentive stock option or purchase plan or other plan or agreement of the Company for the benefit of its employees, directors or consultants, including any securities issuable pursuant to the exercise of any options, warrants or other rights issued pursuant to such plans or agreements; (iii) units or securities to be issued by the Company in connection with an acquisition (including, without limitation, by way of merger, consolidation or binding share exchange) by the Company of the Capital Stock of any corporation, partnership, company or other entity in a transaction pursuant to which all or part of the consideration payable in connection with such acquisition consists of securities of the Company; or (iv) securities to be issued in connection with a strategic transaction, joint venture or other business combination.

        10.6 Conditions to Transfer.

               10.6.1 In the event of the Sale of a Member's Units to a Person who is not a Member, and as a condition to recognizing the effectiveness and binding nature of any such Sale and substitution of a new Member, as against the Company or otherwise, the Members who are not Selling their Membership Interests (the "Remaining Members") which hold a majority of the Units held, may require the Selling Member and the proposed purchaser or transferee to execute, acknowledge and deliver to the Remaining Members and the Company such instruments of transfer, assignment and assumption and such other certificates, representations, documents and opinions of counsel, and to perform all the other acts that the Remaining Members may in their reasonable discretion deem necessary or desirable to:

                      10.6.1.1 Confirm the status of the purchaser or transferee as a Member, if appropriate;

                      10.6.1.2 Confirm that the Person desiring to acquire the Units has accepted, assumed and agreed to be subject to and bound by all of the terms, obligations and conditions of the Agreement, as the same may have been further amended (whether such Person is to be admitted as a new Member or will merely be an assignee of an interest of a Member);



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                      10.6.1.3 Unless the Management Committee shall determine
otherwise, preserve the Company's status as a limited liability company after the completion of such Sale or substitution under the laws of each jurisdiction in which the Company is qualified, organized or does business;

                      10.6.1.4 Maintain the status of the Company as a partnership for federal tax purposes unless otherwise agreed to by the Management Committee; and

                      10.6.1.5 Comply with any material applicable state and federal laws and regulations, including securities laws and regulations.

        10.7 Buy/Sell Provisions.

               10.7.1 Definitions. The following terms used in this Section 10.7 have the meanings specified below:

                       (a) "Initiating Member" means the Member that elects pursuant to Section 10.7.2 to commence the process described in this Section 10.7.

                       (b) "Other Member" means any Member other than the Cox or MP3.

                       (c) "Responding Member" means MP3, if Cox is the Initiating Member, and Cox, if MP3 is the Initiating Member.

               10.7.2 Commencement of the Buy/Sell Process.

                       (a) At any time during the forty-five (45) calendar day period commencing on the seventh anniversary of the date of this Agreement, and during the forty-five (45) calendar day period commencing on each second anniversary of such date thereafter, either Cox or MP3 may elect to commence the process described in this Section 10.7 by sending written notice (the "Buy/Sell Notice") of its election to the Responding Member, with a copy to each Other Member, offering to sell to the Responding Member all, but not less than all, of the Initiating Member's Units and Membership Interest and offering to purchase all, but not less than all, of the Responding Member's Units and Membership Interest, in each case for a price per Unit which shall be specified by the Initiating Member in its notice (the "Unit Price") and otherwise on the terms and subject to the conditions set forth in this Section 10.7.

                       (b) A Member may not elect to commence the process described in this Section 10.7 at any time following the delivery of a Buy/Sell Notice pursuant to Section 10.7.2(a) and prior to such time, if any, that the Initiating Member and the Responding Member agree to abandon the purchase and sale of the Units and Membership Interests pursuant to such Buy/Sell Notice.

                       (c) The purchase and sale of Units and Membership Interests pursuant to this Section 10.7 may be abandoned at any time following the delivery of a Buy/Sell Notice pursuant to Section 10.7.2(a) and prior to the closing thereof by agreement between the Initiating Member and the Responding Member. If the Initiating Member and the Responding Member agree to abandon any such purchase and sale of Units and Membership Interests pursuant to this



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Section 10.7, none of the Other Members shall have any rights under Section
10.7.5 with respect to the purchase and sale of their Units and Membership Interests as part of such abandoned purchase and sale, notwithstanding any elections previously made by any Member pursuant to the provisions of Section 10.7.6.

               10.7.3 Election by Responding Member. The Responding Member may accept either the Initiating Member's offer to sell the Initiating Member's Units and Membership Interest or the Initiating Member's offer to purchase the Responding Member's Units and Membership Interest, each as set forth in the Buy/Sell Notice, by sending written notice (the "Acceptance Notice") of its acceptance of either such offer to the Initiating Member, with a copy to each Other Member, within forty-five (45) calendar days after its receipt of the Buy/Sell Notice. If the Responding Member fails to send the Acceptance Notice to the Initiating Member within forty-five (45) calendar days after its receipt of the Buy/Sell Notice, the Responding Member shall be deemed to have accepted the Initiating Member's offer to purchase the Responding Member's Units and Membership Interest.

               10.7.4 Default by Responding Member.

                      (a) If the Responding Member accepts the Initiating Member's offer to sell to the Responding Member all of the Initiating Member's Units and Membership Interest, and the Responding Member defaults in its obligation to purchase the Initiating Member's Units and Membership Interest on the date specified in Section 10.7.6(a) for the closing of the purchase and sale of the Initiating Member's Units and Membership Interest, then the Initiating Member may elect either:

                             (1) to purchase all, but not less than all, of the
Units and Membership Interest of the Responding Member for a price per Unit equal to 95% of the Unit Price and otherwise on the terms and subject to the conditions set forth in this Section 10.7; or

                             (2) to cause the Company to be liquidated and
dissolved in accordance with Article 11.

                      (b) The two options that may be elected by the Initiating Member pursuant to Section 10.7.4(a) are exclusive of each other but are not exclusive of any other right or remedy that may be available to the Initiating Member at law or equity as a result of the Responding Member's default.

                      (c) The Initiating Member may make an election pursuant to
Section 10.7.4(a) by delivering written notice of its election to the Responding Member, with a copy to each Other Member, at any time after the date specified in Section 10.7.6(a) for the closing of the purchase and sale of the Initiating Member's Units and Membership Interest and prior to such time, if any, as the Responding Member stands ready, willing, and able to purchase the Initiating Member's Units and Membership Interest in accordance with this Section 10.7.

               10.7.5 Purchase and Sale of Other Member's Units and Membership Interests

                      (a) If the Responding Member accepts the Initiating Member's offer to sell to the Responding Member all of the Initiating Member's Units and Membership Interest,



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the Responding Member may elect to purchase all, but not less than all, of the
Units and Membership Interest of each of the Other Members for a price per Unit equal to the Unit Price and otherwise on the terms and subject to the conditions set forth in this Section 10.7. The Responding Member shall make an election to purchase the Units and Membership Interests of the Other Members pursuant to this Section 10.7.5 by delivering written notice of its election to each Other Member, with a copy to the Initiating Member, concurrently with its delivery to each Other Member of a copy of the Acceptance Notice pursuant to Section 10.7.3.

                             (b) If the Responding Member accepts or is deemed
to accept the Initiating Member's offer to purchase all of the Responding Member's Units and Membership Interest, the Initiating Member may elect to purchase all, but not less than all, of the Units and Membership Interest of each of the Other Members for a price per Unit equal to the Unit Price and otherwise on the terms and subject to the conditions set forth in this Section
10.7. The Initiating Member shall make an election to purchase the Units and Membership Interests of the Other Members pursuant to this Section 10.7.5 by delivering written notice of its election to each Other Member, with a copy to the Responding Member, within twenty (20) Business Days after receipt by the Initiating Member of the Acceptance Notice.

                             (c) If the Initiating Member elects pursuant to
Section 10.7.4(a)(1) to purchase all of the Responding Member's Units and Membership Interest, the Initiating Member may elect to purchase all, but not less than all, of the Units and Membership Interest of each of the Other Members for a price per Unit equal to the Unit Price and otherwise on the terms and subject to the conditions set forth in this Section 10.7. The Initiating Member shall make an election to purchase the Units and Membership Interests of the Other Members pursuant to this Section 10.7.5(c) by delivering written notice of its election to each Other Member, with a copy to the Responding Member, concurrently with its delivery to the Responding Member and each Other Member of a copy of its election pursuant to Section 10.7.4(a)(1).

               10.7.6 General Terms Applicable to Purchase and Sale of Membership Interests.

                             (a) The closing of the purchase and sale of a
Member's Units and Membership Interest in accordance with this Section 10.7 shall occur not later than (1) if no governmental consents or approvals are required in connection with the sale of each selling Member's Units and Membership Interest, no later than ninety (90) calendar days after the Responding Member's receipt of the Buy/Sell Notice pursuant to Section 10.7.2(a), or the Responding Member's receipt of the Initiating Partner's election pursuant to Section 10.7.4(a)(1), whichever is applicable, or (2) in all other cases, the later of thirty (30) calendar days after the receipt of all governmental consents and approvals required in connection with the sale of all selling Members' Units and Membership Interest or the date specified in clause
(1).

                             (b) The closing of the purchase and sale of a
Member's Units and Membership Interest in accordance with this Section 10.7 shall take place at the principal office of the Company or at any other location agreed to by Cox and MP3.

                             (c) Prior to the closing of any purchase and sale
of a Member's Units and Membership Interest pursuant to this Section 10.7, the purchasing Member shall use commercially reasonable efforts to obtain such financing as may be necessary in order to enable



                                      -37-
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the purchasing Member to pay the entire purchase price in cash at the closing;
provided, however, that if such purchasing Member has not been able to obtain such financing, the purchasing Member may pay at least 20% of the purchase price for the Units and Membership Interest in cash and the balance of such purchase price may be paid in the form of a promissory note, with a term not to exceed one year, bearing interest at a rate equal to the Prime Rate plus two percent, secured by the Units and Membership Interest and the other assets of such purchasing Member, and subject to prepayment by such purchasing Member at any time without penalty. At the closing of any purchase and sale of a Member's Units and Membership Interest pursuant to this Section 10.7, the purchasing Member shall pay or cause to be paid to the selling Member, by cash or other immediately available funds (or by a promissory note to the extent permitted by the preceding sentence), the purchase price for the Units and Membership Interest being purchased and the selling Member shall deliver to the purchasing Member (or its permitted assignee) good title, free and clear of any liens (other than those created by this Agreement and those securing financing obtained by the purchasing Member), to the Units and Membership Interest being sold.

                             (d) Each Member and the Company shall bear its own
costs relating to any purchase and sale of a Member's Units and Membership Interest pursuant to this Section 10.7, including attorneys' fees and filing fees.

               10.7.7 Restructuring of Transactions. The Members will undertake to structure any purchase and sale of Units and Membership Interests pursuant to this Section 10.7 in a manner that minimizes negative tax consequences to the Members and the Company to the extent doing so would not materially adversely affect any Member.

        10.8 Termination of a Member. If, in the event of the Termination of a Member (hereinafter a "Terminating Member"), the Terminating Member's trustee in bankruptcy or successor-in-interest shall have only the rights of an assignee of the right to receive Company distributions applicable to the Membership Interest of such Terminating Member. In the event of the Termination of a Member, the non-Terminating Members shall have the option to purchase the Membership Interest owned by such Terminating Members pro rata based on the relative Percentage Interests of such non-Terminating Members by serving written notice upon such Terminating Member's administrator, conservator, liquidator or other successor-in-interest within thirty (30) calendar days after the giving of written notice to such Members that such Terminating Member is to be dissolved or liquidated. If one or more of the non-Terminating Members do not elect to purchase their pro rata portion of such Membership Interest, and gives written notice of this decision to the other non-Terminating Members, the other non-Terminating Member(s) may elect to purchase pro rata the remainder of the Membership Interest of the Terminating Member. The price to be paid for such Membership Interest shall be equal to the total Capital Contributions made by the Terminating Member as of the date of dissolution or liquidation less any distributions received by the Terminating Member as of the date of dissolution or liquidation. The Sale of such Membership Interest to the Non-Terminating Members shall be made within ninety (90) calendar days after the Non-Terminating Members serve written notice of their intent to purchase the Terminating Member's Interest, subject to extension for a maximum of one hundred twenty
(120) additional calendar days to the extent required to obtain all applicable governmental, regulatory and other third party consents and approvals. The purchase price shall be paid by an initial cash payment equal to 25% of the total


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purchase price, and the remaining 75% shall be paid by the delivery of a promissory note providing for five equal annual payments of principal, with accrued interest at the Prime Rate, which promissory note may be prepaid at any time without penalty.

        10.9 Termination of Article 10 Provisions. Notwithstanding any other provision of this Agreement, the provisions of this Article 10 shall be terminated and be of no further force and effect from and after the date of the consummation by the Company of an initial public offering of its Capital Stock.

                                   ARTICLE 11

                           DISSOLUTION AND TERMINATION

        11.1 Dissolution. Notwithstanding anything to the contrary contained in this Agreement, the Company shall be dissolved upon the occurrence of any of the following events:

               11.1.1 Upon the requisite vote of the Management Committee required pursuant to Section 8.5.1;

               11.1.2 The entry of a decree of dissolution pursuant to Section 18-802 of the Delaware Act (a "Withdrawal Event"); or

               11.1.3 May ___, 2049.

Except as expressly permitted in this Agreement, a Member shall not voluntarily resign or take any other voluntary action that directly causes a Withdrawal Event.

        11.2 Effect of Commencement of Dissolution Proceedings. After the commencement of dissolution, the Company shall cease to carry on its business, except insofar as may be necessary to complete the winding up of its affairs, but its separate existence shall continue until a certificate of cancellation has been filed with the Delaware Secretary of State pursuant to Section 11.5 or until a decree dissolving the Company has been entered by a court of competent jurisdiction.

        11.3   Winding Up, Liquidation, and Distribution of Assets.

               11.3.1 Upon dissolution of the Company, the Management Committee, or a Person selected by Supermajority Vote of the Management Committee to act as a liquidating trustee (the "Liquidating Trustee"), shall wind up the affairs of the Company pursuant to the following provisions. For any Fiscal Year of the Company in which an event occurs resulting in the dissolution or liquidation of the Company, and for each Fiscal Year thereafter, each item of income, gain, loss or deduction which comprises the Company's Net Profit and Net Loss for any such Fiscal Year shall be credited or charged to the Capital Accounts of the Members (which Capital Accounts shall first be adjusted to take into account all distributions made during the Fiscal Year) in accordance with Article 6. The Management Committee or the Liquidating Trustee, as applicable, shall, as soon as practicable, determine which assets, if any, will be distributed in kind to the Members pursuant to Section 11.4. Thereafter, the Members or the Liquidating Trustee, as applicable, shall Sell or otherwise liquidate the assets of the Company,



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other than those that will be distributed in kind to Members, after which the assets of the Company, or the proceeds therefrom, shall be distributed or used as follows and in the following order of priority:

                      11.3.1.1 first, for the payment of the debts and liabilities of the Company, and the expenses of liquidation;

                      11.3.1.2 second, to the setting up of any Reserves that the Members or the Liquidating Trustee may deem reasonably necessary (considering, among other things, the previous experiences of the Liquidating Trustee with respect to the adequacy of Reserves) for any unforeseen or unfixed or contingent liabilities or obligations of the Company; and

                      11.3.1.3 finally, any remaining assets will be distributed to the Members in accordance with their positive Capital Account balances in accordance with Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(2).

               11.3.2 Upon completion of the winding up, liquidation and distribution of the assets, the Company shall be deemed terminated.

               11.3.3 The Management Committee shall comply with any applicable requirements of applicable law pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

        11.4 Distributions In Kind on Liquidation. If the Management Committee or the Liquidating Trustee, as applicable, shall, in its good faith judgment, determine a sale or other disposition of part or all of the Company's assets would cause undue loss to the Members, the Management Committee or the Liquidating Trustee may distribute part or all of such remaining assets to the Members in accordance with Section 11.3.1. If the Management Committee elects, or the Liquidating Trustee elects to distribute any remaining assets in liquidation of the Company pursuant to this Section 11.4, such assets shall be distributed among the Members in accordance with Section 11.3.1 as if an amount of cash equal to the fair market value of the assets (determined by the Management Committee or the Liquidating Trustee, as applicable, as of the record date for such distribution, but net of any liabilities to which the assets are subject or that will be transferred to the recipient Members) were distributed on the date of distribution. If a distribution is made both in cash and in kind, such distribution shall be made so that, to the fullest extent practicable, the percentage of the cash and assets distributed to each Member pursuant to this
Section 11.4 is identical. Distributions in kind of assets shall be deemed to be made pro rata among the Members if made in proportion to the dollar amounts to which each Member is entitled hereunder in such distribution. To the extent that the Company holds Intellectual Property that would be of ongoing use to the Members after the liquidation of the Company, the Management Committee shall determine, by a Supermajority Vote, the terms upon which such Intellectual Property shall be equitably distributed on a joint basis or jointly licensed to the Members; provided, however, that any and all databases, customer lists, customer registration information, data compilations and collections and technical data developed or maintained by the Company shall be replicated and each of Cox and MP3 shall obtain and have full unrestricted ownership rights to a complete copy of such replicated information.



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        11.5 Certificate of Cancellation. When all debts, liabilities and obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets have been distributed to the Members, a certificate of cancellation shall be executed in duplicate and verified by the Management Committee then in office or the Liquidating Trustee, which certificate shall set forth the information required by the Delaware Act. Duplicate originals of the certificate of cancellation shall be delivered to the Delaware Secretary of State.

        11.6 Effect of Filing Certificate of Cancellation. Upon the issuance of the certificate of cancellation, the existence of the Company shall cease. The Management Committee or the Liquidating Trustee shall have authority to distribute any Company property discovered after dissolution, convey real estate and take such other action as may be necessary on behalf of and in the name of the Company.

        11.7 Return of Contribution Nonrecourse to Other Members. Except as provided by law or as expressly provided in this Agreement, upon dissolution, each Member shall look solely to the assets of the Company for the return of its Capital Contributions. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash contribution of one or more Members, no Member shall have any recourse against any other Member.

        11.8 Withdrawal or Reduction of Members' Contributions to Capital. A Member shall not receive out of the Company's property any part of its Capital Contribution until all liabilities of the Company, except liabilities to Members on account of their Capital Contributions, have been paid or provided for or there remains property of the Company sufficient to pay them.

                                   ARTICLE 12

                        CERTAIN ADDITIONAL COVENANTS AND
                         REPRESENTATIONS OF THE MEMBERS

        12.1 Noncompetition.

               12.1.1 Each of Cox and MP3 agree that, during the term of this Agreement, neither Cox nor MP3 will, directly or through any Affiliates, without the prior consent of the other, engage in, continue in or carry on any business principally involved in, nor become or act as a stockholder, partner, joint venturer or investor (other than as a holder of not more than five percent (5%) of any class of securities of any corporation or other entity which securities have been publicly registered under Section 12 of the Exchange Act) in, or otherwise operate or manage, any Person that directly competes with the Company in the business of creating, developing, marketing and licensing templated websites for over-the-air commercial broadcast radio stations featuring digitally embedded music differentiated by format. Nothing in this Section 12.1 shall be deemed to limit in any way the ability of Cox and its Affiliates to own, operate, manage and provide content for its own local city websites.

               12.1.2 During the term of this Agreement, the Company will not directly or indirectly engage in any Competitive Activities. The term "Competitive Activities" as used in





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this Section 12.1.2 shall mean: (i) engaging in, continuing in or carrying on any business principally involved in, or that utilizes any technology for the principal purpose of, enabling artists to upload or provide in any manner digitally encoded music of any type and in any format (including, but not limited to, MP3 Files) for subsequent distribution of such music to end users; and (ii) engaging in any practice the purpose of which is to evade the restriction in the preceding clause. The parties hereto agree that the Company may engage in Competitive Activities and, upon a Majority Vote of the Management Committee, change its name if MP3 is no longer reasonably considered one of the top music upload companies in the world by its industry peers; provided that MP3 shall have first received a written notice from the Company specifying in reasonable detail the basis for the determination that MP3 is no longer such a top music site and MP3 shall have failed to cure such deficiency within six (6) months after such notice. The parties hereto agree that this covenant not to compete shall extend internationally throughout the world. The term "Competitive Activities" shall not include the ownership of five percent or less of any class of the securities of an Entity that is publicly registered under Section 12 of the Exchange Act. The parties agree that MP3 may sell, assign or otherwise transfer this covenant not to compete, in whole or in part, to any person, corporation, firm or entity that purchases all or part of the Capital Stock or all or substantially all of the assets of MP3. In addition, the Company shall not solicit to employ (other than by way of generalized employment advertising undertaken by the Company in the ordinary course of business) any employee of Cox or MP3, without the prior consent of such party, at any time during the term of this Agreement.

               12.1.3 In addition to the other provisions of Section 12.1, and not in limitation thereof, MP3 shall not, during the term of this Agreement, directly or through any Affiliates (other than the Company) initiate negotiations with over-the-air commercial broadcast radio stations for the principal purposes of providing MP3's content to such radio stations or seeking to acquire content from such radio stations for MP3.

               12.1.4 In the event a court of competent jurisdiction determines that the provisions of Section 12.1 are excessively broad as to duration, geographical scope or activity, it is expressly agreed that this Section 12.1 shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such overbroad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

        12.2 Confidentiality

               12.2.1 Each Member agrees that except as may be required to be disclosed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the "Securities Act"), such Member will not, during the term of this Agreement or thereafter, disclose, directly or indirectly, to any Person (other than to its Affiliates, Subsidiaries, employees and/or agents in connection with such Member's performance of its obligations hereunder) or copy, reproduce or use, any Company Confidential Information or any other information belonging to the Company and treated as confidential by the Company, known, learned or acquired by such Member during the term of this Agreement except information already within the knowledge of such Member or independently developed by such Member as evidenced by written documentation pre-dating any such disclosure.




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               12.2.2 Each Member agrees to take any and all actions reasonably deemed necessary or appropriate by it to insure the continued confidentiality and protection of the confidential information that it has agreed to keep confidential pursuant to this Section 12.2. In the event that any Member is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the confidential information that it has agreed to keep confidential hereunder, it will provide the Company and each other Member with prompt notice of such request so that the Company and/or any other Member may seek an appropriate protective order or waive its compliance with the provisions of this Section 12.2. In the event that such protective order or other remedy is not obtained, or the Company or the other Members waive compliance with the provisions of this Section 12.2, such Member agrees that it will furnish only that portion of any confidential information that is legally required and will exercise its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to that portion of any confidential information being disclosed.

        12.3 Transactions Between a Member or Manager and the Company Generally. Notwithstanding the fact that it may constitute a conflict of interest, the Members may, and may cause their Affiliates to, engage in transactions with the Company so long as such transactions are not prohibited by this Agreement and, to the extent required hereunder, have been approved by a Supermajority Vote of the Management Committee. In the event such a transaction has been approved by a Supermajority Vote of the Management Committee, a Member or any Affiliate of a Member shall have the same rights and obligations when transacting business with the Company as any Person who is not a Member or an Affiliate of a Member.

        12.4 Publicity. During the term of this Agreement, no Member shall, nor shall any Member permit its respective controlled Affiliates or Subsidiaries, directors, officers, employees, agents, advisors or Members to, issue any press release or otherwise make any public statement or announcement concerning the operations of the Company's business that has not been approved by a Supermajority Vote of the Management Committee; provided, however, that no Member shall be prevented at any time by this Section 12.4 from furnishing any required information to any Governmental Agency or from complying with its legal obligations under the Exchange Act, the Securities Act or any other applicable laws; provided, further, however, that, notwithstanding any other provision of this Agreement, MP3 shall consult with Cox concerning the disclosure of any information (including the terms of this Agreement) relating to the Company or its business or operations in the context of any registration statement or periodic report filed by MP3 with the Securities and Exchange Commission and, to the extent requested by Cox, MP3 will use reasonable efforts to obtain confidential treatment for the relevant portions of this Agreement or any other Company-related disclosure that is proposed to be made in such registration statement or periodic report.

        12.5 Independent Activities. Each Member and its Affiliates may engage in whatever activities they choose without having or incurring any obligation to offer any profit from or interest in such activities to the Company or any Member, and neither this Agreement (except to the extent expressly provided in Section 12.1) nor any activity undertaken pursuant hereto shall prevent any Member or its Affiliates from engaging in such activities, or require any Member or its Affiliates to permit the Company, any Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each



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Member, each Member hereby waives, relinquishes and renounces any such right or claim of participation.

        12.6 Representations and Warranties of the Members. Each Member represents and warrants to the other Members that, as of the date of its admission to the Company:

               12.6.1 All action required to be taken by such Member as a condition to the issuance and Sale of the Membership Interests in the Company being acquired by the Member has been taken.

               12.6.2 This Agreement has been duly authorized, executed and delivered by such Member and, upon due execution and delivery of the Agreement by the other Members, will constitute the valid and legally binding obligation of such Member.

               12.6.3 The execution and delivery of the Agreement by such Member and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under such Member's certificate of incorporation, bylaws or similar organizational instruments or, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which such Member is a party or by which it is bound or to which its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Member is subject.

        12.7 Indemnification.

               12.7.1 Each Member shall indemnify and hold harmless the Company, each other Member, and their respective directors, officers and employees from and against any and all losses, claims, damages, expenses or liabilities (including without limitation reasonable attorneys fees) arising from (a) any breach by such indemnifying Member of any of its representations or warranties set forth herein, (b) any breach by such indemnifying Member of any of its covenants or obligations set forth herein, or (c) any claim that the use by the Company or the Radio Affiliates of any of the tools, technologies, or other Intellectual Property rights to be furnished or made available by such indemnifying Member pursuant to this Agreement infringes, violates or interferes with the rights of any other Person.

               12.7.2 The indemnifying Member hereunder shall have full control of the defense of litigation relating to a claim for indemnity hereunder and may settle, compromise or adjust the same; provided, that an indemnifying Member may not consent to any entry of judgment or enter into any such settlement, compromise or adjustment which does not include as an unconditional term thereof the giving by the plaintiff or claimant to the indemnitees of a release of all liability in respect of the claim, liability or litigation; and provided further, however, that an indemnitee, upon relieving the indemnifying Member in writing of the obligations imposed hereunder for defense and indemnification, shall have the right, if it so elects, to conduct such litigation at its own expense by its own counsel.

               12.7.3 The above obligations for defense and indemnification shall be imposed only if (i) the indemnitee sends to the indemnifying Member timely written notice of first




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service of process upon the indemnitee and a timely written request to defend the litigation (such notice and request shall be deemed timely if given within a reasonable length of time after receipt of service by the indemnitee and a reasonable length of time prior to the date by which first response to such process is legally required, considering all the circumstances); (ii) while such litigation is pending, the indemnitee, upon request, shall furnish to the indemnifying Member all relevant facts and documentary material in the former's possession or under its control, and shall make its employees or other persons under its control with knowledge of relevant facts reasonably available to the indemnifying Member for consultation and as witnesses at their customary places of business; and (iii) the indemnitee does not enter into any settlement relating to any claim for which it requests indemnification hereunder without the prior approval of the indemnifying Member.

                                   ARTICLE 13

       CERTAIN MATTERS RELATING TO THE OPERATION OF THE COMPANY'S BUSINESS

        13.1 Integration of MP3 Website and the Affiliate Websites. The initial integration of the Affiliate Websites with the MP3 Website is illustrated by the sample screen shots included as part of the Initial Business Plan (on page 6 thereof) attached hereto as Exhibit B, and each of Cox, MP3 and the Company shall use its commercially reasonable efforts to achieve the overall integration of the Affiliate Websites with the MP3 Website as contemplated in Exhibit B. In addition to the foregoing, and not in limitation thereof, each of Cox, MP3 and the Company agree to each of the following:

               13.1.1 MP3 shall produce for the Company, at no cost to the Company, the [***] and the [***]. MP3 shall use commercially reasonable efforts to enable users to link to the [***] and the [***] within two (2) clicks of the [***] homepage. MP3 shall provide graphical links on the MP3 Website homepage to an appropriate [***]. Each [***] shall feature: (i) one graphical link to an appropriate [***] and (ii) one graphical link to an appropriate [***]. Subject to the foregoing provisions of this Section 13.1.1, the size and placement of the links shall be mutually agreed upon by the Company and MP3, with the understanding that the final result must be consistent with the then current overall design strategy and implementation of the MP3 Website.

               13.1.2 Subject to the terms of this Section 13.1.2, both the [***] Pages and the [***] Affiliates Pages shall be owned, produced, hosted and maintained by MP3 and all traffic on such pages shall be counted as traffic for MP3 for purposes of audience reach technologies used by standard Internet audience reporting agencies (e.g., Media Metrix) (all such audience reach measurement, "Audience Reach"). All advertising inventory on the [***] Pages and on the [***] Affiliates Pages shall be allocated to the Company, except that [***] of the sponsorship inventory on the [***] Pages shall be allocated to MP3. All revenue (net of reasonable advertising sales commissions and agency fees) generated by the Company's sale of advertising inventory on the [***] Pages and the [***] Affiliates Pages shall be [***] allocated [***] the Company and MP3. All user data generated by the [***] Pages and [***] Affiliates Pages shall be available to both MP3 and the Company. Each [***] Affiliates Page and each [***] Page shall feature graphical links to


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appropriate [***], with the size and placement of such links to be mutually agreed upon by the Company and MP3.

               13.1.3 The Affiliate Websites shall be produced and hosted by the Company and all traffic on such pages shall be counted as traffic for the Company for purposes of Audience Reach. The Affiliate Websites shall feature a "Powered by MP3.com" brand, which shall be prominently displayed at the top of the Affiliate Website homepage and all other pages at least equal in size to the Radio Affiliate's logo or name (provided that any typeface for the words "Powered by" shall be approximately 75% of the size of the typeface size used on such page for the Radio Affiliate's logo or name. Each Affiliate Website shall contain promotional links to the MP3 Website and appropriate links to the Band Pages. MP3 shall provide, at no cost to the Company or Radio Affiliates, genre-focused content, including graphical links to appropriate Band Pages, to be used on the Affiliate Websites (such as, for example, the "Free Music Area" section of the example Affiliate Website shown on page 5 of the Initial Business
Plan). Initially, each page shall include at least two banner and two sponsorship availabilities. The size, placement and frequency of the brand and these promotional links shall be mutually agreed upon by the Company and MP3, with the understanding that the final result must be consistent with the then current overall design strategy and implementation for the Affiliate Websites. The bottom of each page of an Affiliate Website may also be branded with any brand developed by the Company for purposes of branding its network of Affiliate Websites.

               13.1.4 Subject to the terms of this Section 13.1.4, each [***] Page shall be owned, produced, hosted and maintained by MP3 and all traffic on such pages shall be counted as traffic for MP3 for purposes of Audience Reach. Each [***] Page shall feature branding for the appropriate Affiliate Website from which end user traffic is linked. All advertising inventory on each [***] Page shall be available to the Company and all revenue generated by the sale of advertising inventory shall belong to the Company. All user data generated by the [***] Pages shall be available to both MP3 and the Company. MP3 shall provide monthly reports to the Company regarding click through rates and page view information for traffic to the [***] Pages that originates from the Affiliate Websites.

               13.1.5 The Company may share a portion of its advertising inventory on the Affiliate Website with Radio Affiliates, under such terms as may be determined by the Management Committee. For any advertising sold by the Company, the Company shall be responsible for the account management, billing and collections from the client. The Company shall control and set pricing for all sales of such advertising inventory. The Company will coordinate advertising placements in order to avoid conflicts between advertising displayed on the pages of the Affiliate Websites, the Radio Affiliates Pages, the Local Genre Pages, the Band Pages and the MP3 Website.

               13.1.6 The Company and MP3 shall reasonably cooperate to develop other mutually agreeable programs and opportunities to co-market and cross-promote the network of the Affiliate Websites and the MP3 Website. The Company shall use commercially reasonable efforts to promote the MP3.com brand as one of the purposes of this Agreement.


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        13.2 Additional Services and Licenses to be Provided by MP3

               13.2.1 MP3 shall provide the Company, at no cost to the Company, with content elements appropriate for each radio format for use by Affiliate Websites and with such tools, technical support and consultative services as may be reasonably requested by the Company to enable the Company to create its own content elements for the Affiliate Websites using MP3 File functionalities (such as, for example, the [***] section of the example Affiliate Website shown on page 5 of the Initial Business Plan). MP3 shall provide the Band Pages, at no cost to the Company, with all necessary facilities, servers, connectivity, software and related equipment, tools and technology required to permit the playback or downloading of MP3 Files. The resources to be provided by MP3 in this regard shall include tools and technology that will enable end users of the Band Pages to download, at no cost, any software typically required for end users to utilize the services proposed to be offered by the Band Pages; provided, however, that if special third party commercial software is required for any specific special or premium service participation, then the end users may be required to pay standard fees, if any, for such software and/or participation. Notwithstanding the foregoing, the parties specifically agree that the Company will not provide the playback, downloading or uploading of MP3 Files on its own servers.

               13.2.2 For the term of this Agreement, MP3 also shall make available to the Company, at a cost not to exceed MP3's direct incremental costs therefor, facilities, servers, connectivity, software and related equipment, and tools and technology currently available to MP3 (with MP3 to use its commercially reasonable efforts to develop additional [***] functionality to be made available on substantially similar terms to the Company), which is required to enable end users of the Affiliate Websites to link to [***]. Such [***] may originate from a website hosted on MP3's servers. In addition, for the term of this Agreement, MP3 shall make available to the Company, at a cost not to exceed MP3's direct incremental costs therefor, such facilities, servers, connectivity, software and related equipment, tools, technology and associated Intellectual Property rights or licenses as may be necessary to enable end users of the Affiliate Websites to create unique "Digital Audio Music" ("DAM") CDs (or similar successor technology) of material directly related to the broadcast business of the Radio Affiliates (all such DAM CDs, "Affiliate DAM CDs"), and MP3 shall provide back-end and fulfillment support for orders of such Affiliate DAM CDs. Affiliate DAM CDs may include material such as catalogs of top hits featured in the broadcasts of the Radio Affiliates, but any other material for Affiliate DAM CDs shall be as reasonably agreed to by MP3 and the Company. Such Affiliate DAM CD functionality may be provided by a link from the Affiliate Website to a website on MP3's servers or to the MP3 Website.

               13.2.3 MP3 hereby grants the Company a non-exclusive, royalty-free license, which license shall expire concurrently with the termination of this Agreement, at a cost not to exceed MP3's direct incremental costs therefor, to any software it has developed to date in connection with the development of website architecture and tools that will permit the Affiliate Websites to feature e-mail and listserve functionalities similar to those available on the MP3 Website. MP3 shall reasonably consult with the Company in connection with the development


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of such website architecture and tools that will permit the Affiliate Websites to feature e-mail and listserve functionalities similar to those available on the MP3 Website.

               13.2.4 Intellectual Property.

                      (a) Subject to the terms of this Agreement, MP3 hereby grants (or shall cause Michael L. Robertson, its Chief Executive Officer, to grant) to the Company an exclusive, worldwide, royalty-free license to use the MP3RADIO Mark (as defined below) as its trade name, its second-level domain name, and as a trademark and/or service mark solely in connection with the activities described in Section 4.1. The "MP3RADIO Mark" shall mean the trademark and/or service mark MP3RADIO.COM. MP3 acknowledges that the Company may register and use the MP3Radio.com domain name in its own name; however, the Company acknowledges MP3's ownership of the MP3RADIO Mark and acknowledges that the Company's use of the MP3RADIO Mark will not create in it, nor will it represent it has, any right, title or interest in or to the MP3RADIO Mark other than the license granted herein. The Company will not challenge the validity of or attempt to register the MP3RADIO Mark or its interest therein as a licensee, nor will it adopt any confusingly similar names, brands or marks or create any combination marks that incorporate the MP3RADIO Mark without the prior written consent of MP3, which consent shall not be unreasonably withheld. The Company may offer products and/or services using the MP3RADIO Mark that are made or provided at standards of quality reasonably comparable to those associated with MP3's own goods and services offered under the MP3.COM mark. If at any time such products or services shall, in the reasonable judgment of MP3, fail to conform to the required standards of quality, MP3 shall so notify the Company. Upon receipt of such notification, the Company shall immediately initiate steps to bring any quality substandard product or service up to the level reasonably required by MP3 and shall effect such conformance or cure within 60 days or such longer period of time as may be agreed to in writing by the parties. In the event that conformance or a cure is not effected within such 60 day period and such failure constitutes a material breach of this Agreement, then the license granted under this Section 13.2.4 (a) shall be terminated upon written notice from MP3 of termination, and the Company agrees to change its trade name to remove the MP3RADIO Mark therefrom and to refrain from marketing, selling, delivering and/or supporting any product or service which uses or reflects the MP3RADIO Mark. If, however, the Company disagrees with MP3's judgment that the Company has failed to conform with the required standards of quality and the Company institutes legal proceedings to challenge such determination by MP3, the license shall remain in effect until there is a final, non-appealable determination by a court of competent jurisdiction as to whether or not the Company has, in fact, conformed with the required standards of quality. Within 30 days of the effective date of such termination, the Company shall assign all rights in and to the MP3Radio.com domain name to MP3 and take all required action with InterNIC or its successor to effect such assignment. In the event of such termination, MP3.com shall reasonably cooperate in allowing limited use of the MP3RADIO Mark and the MP3Radio.com domain name by the Company during an interim transition period. Unless terminated in accordance with this Section 13.2.4(a), the license to the MP3RADIO Mark granted herein shall be perpetual and survive termination or expiration of this Agreement and the sale or transfer of all or substantially all of the Company's business.

                      (b) Subject to the terms and conditions of this Agreement, MP3 grants to the Company a non-exclusive worldwide royalty-free limited license to use the MP3

Trademarks (as defined below) solely in connection with the activities described in Section 4.1 of this Agreement. "MP3 Trademarks" shall mean the following trademarks and/or service marks and any associated logos or designs: (i) "D.A.M." (ii) "DIGITAL AUTOMATIC MUSIC" (iii) "POWERED BY MP3" (iv) "MP3.COM" and (v) any other marks identified in writing by MP3. The Company may offer products and/or services using the MP3 Trademarks that are made or provided at standards of quality reasonably comparable to those associated with MP3's own goods and services offered under the MP3.COM mark. If at any time such products or services shall, in the reasonable judgment of MP3, fail to conform to the required standards of quality, MP3 shall so notify the Company. Upon receipt of such notification, the Company shall immediately initiate steps to bring any quality substandard product or service up to the level reasonably required by MP3 and shall effect such conformance or cure within 60 days or such longer period of time as may be agreed to in writing by the parties. In the event that conformance or a cure is not effected within such 60 day period and such failure constitutes a material breach of this Agreement, then the license granted under this Section 13.2.4 (b) shall be terminated upon written notice from MP3 of termination. If, however, the Company disagrees with MP3's judgment that the Company has failed to conform with the required standards of quality and the Company institutes legal proceedings to challenge such determination by MP3, the license shall remain in effect until there is a final, non-appealable determination by a court of competent jurisdiction as to whether or not the Company has, in fact, conformed with the required standards of quality. The Company shall place a 7 or (tm) (as appropriate) with the MP3 Trademarks as requested by MP3. The Company acknowledges that the Company's use of the MP3 Trademarks will not create in it, nor will it represent it has, any right, title or interest in or to the MP3 Trademarks other than the license granted by MP3 above. The Company will not challenge the validity of or attempt to register any of the MP3 Trademarks or its interest therein as a licensee, nor will it adopt any confusingly similar names, brands or marks or create any combination marks with the MP3 Trademarks. The Company acknowledges MP3's ownership of the MP3 Trademarks and agrees that all goodwill arising as a result of the use of the MP3 Trademarks shall inure to the benefit of MP3. The Company shall be permitted to grant limited sublicenses to use of the MP3 Trademarks only to Radio Station Affiliates, and solely in connection with the activities described in Section
4.1 of this Agreement and subject to terms that shall be no less protective of MP3 than the terms provided for in this Section 13.4.2(b).

        13.3 User Data.

        MP3 shall reasonably consult with the Company in connection with the development of website architecture and tools for the collection and analysis of registration information and other end user data, traffic patterns and user feedback related to the Affiliate Websites (all such architecture and tools, "Database Marketing Functionality"). The Company shall develop policies regarding the confidential treatment of such data, consistent with industry standards on privacy and data use. MP3 hereby grants the Company a non-exclusive, royalty-free license, which license shall expire concurrently with the termination of this Agreement, at a cost not to exceed MP3's direct incremental costs therefor, to any software it now has that will enable the Company to implement Database Marketing Functionality. All end user data collected by the Company or its Radio Affiliates shall be owned and may be used by such parties, subject to such privacy and data use policies as the Company may implement, for the purposes of improving the services made available to end users of the Affiliate Websites, for targeting advertising, for communications to end users, in the aggregate for reporting information about the services of the Company and its Affiliates Websites and for any other purpose commonly available to the owners of such data. Both the Company and MP3 agree, in connection with end user data, to use commercially reasonable efforts to abide by the privacy policies of the other party as such polices are amended from time to time.

        13.4   E-Commerce Transactions Revenue.

               13.4.1 The Company shall receive [***] of the gross revenues actually received and collected by MP3 from MP3.com e-commerce transactions (which shall include, without limitation, sales of DAM CDs, concert tickets, music-oriented merchandise and paraphernalia and similar goods and services and other commercial transactions in which an end user purchases goods or services online through the MP3 Website, either directly from MP3 or from a third party with whom MP3 has a revenue or fee sharing relationship or other similar contractual relationship) that results from end user traffic during a session that originates from the Affiliate Websites and links directly to the MP3 Website (which shall include for purposes of this Section 13.4.1 the Local Genre Pages and the Radio Affiliates Pages). The Company may share a portion of such percentage of revenues with its Radio Affiliates, under such terms as may be determined by the Management Committee.

               13.4.2 MP3 shall receive [***] of the gross revenues actually received and collected by the Company from Company e-commerce transactions (which shall include, without limitation, sales of DAM CDs, concert tickets, music-oriented merchandise and paraphernalia and similar goods and services and other commercial transactions in which an end user purchases goods or services online through an Affiliate Website, either directly from the Company or from a third party with whom the Company has a revenue or fee sharing relationship or other similar contractual relationship) that results from end user traffic during a session that originates from the MP3 Website (which shall not include for purposes of this Section 13.4.2 the Local Genre Pages and the Radio Affiliates Pages) and links to the Affiliate Websites, either directly or through the Local Genre Pages or Radio Affiliates Pages.

               13.4.3 The revenue sharing arrangements specified herein shall not apply to any transaction involving a product where the gross revenues actually received and collected by such party with respect to such product is less than the direct cost to the seller.

               13.4.4 These arrangements for the sharing of revenues from MP3.com transactions and Company transactions shall be subject to review by the Company and MP3 every two years in order to determine whether such revenue-sharing arrangements remain equitable in light of other generally prevalent industry standards and practices with regard to revenue-sharing for comparable e-commerce transactions. If the parties mutually agree that such revenue-sharing arrangements should be modified, the parties shall negotiate in good faith to agree upon appropriate modifications.

        13.5   Payments; Audits.

               13.5.1 At the end of each quarter in which MP3 or the Company, respectively, actually receives payments of e-commerce transactions of the type described in Section 13.4 or advertising revenue of the type described in
Section 13.4 or advertising revenue of the type described in Section 13.1.2, MP3 or the Company, as the


                      * CONFIDENTIAL TREATMENT REQUEST(ED)
case may be, shall prepare a quarterly statement providing sufficient detail regarding the source of such e-commerce transaction or advertising revenue and will deliver such statement along with the required payment described therein to the Company or MP3, respectively, no less than thirty (30) calendar days following such date.

               13.5.2 MP3 and the Company shall each have the right, upon reasonable written notice to the other party, to inspect, or have its agent inspect, subject to such confidentiality requirements as may reasonably be imposed by the other party, such other party's books and records and all other documents and material in the possession of or under its control with respect to all amounts described in this Agreement at the place or places where such records are normally retained by MP3 or the Company, respectively. MP3 or the Company or their agents shall have free and full access thereto during normal business hours for such purposes and shall be permitted to be able to make copies thereof and extracts therefrom. In the event that an inspection reveals a discrepancy in the amount of any payments owed MP3 or the Company from what was actually paid, the Company or MP3 shall promptly pay such discrepancy. In the event that such discrepancy is in excess of five percent (5%) of the payments due for the period audited, the Company or MP3, as appropriate, shall reimburse the other party for the reasonable costs of performing the audit.

        13.6 Cox Radio Stations; Other Radio Affiliates

               13.6.1 Cox shall cause the commercial radio broadcast stations (collectively, the "Cox Radio Stations") owned and operated by Cox Radio Inc. ("CRI") to become Radio Affiliates of the Company (subject to CRI's reasonable determination as to suitability, based on radio station format, of such affiliation). As a group, the Cox Radio Stations that become Radio Affiliates shall have "most favored nation" status, relative to other commercial radio broadcast station groups that become Radio Affiliates and that are similarly situated to the Cox Radio Stations (in terms of market size, audience and/or advertising revenues), for their respective affiliation arrangements with the Company. The initial allocation of advertising inventory and revenue from e-commerce transactions on the Affiliate Websites of the Cox Radio Stations that become Radio Affiliates shall be set at [***].

               13.6.2 Cox shall use commercially reasonable efforts to solicit commercial radio broadcast stations (other than Cox Radio Stations) to become Radio Affiliates.

               13.6.3 The affiliation agreements between the Company and its Radio Affiliates shall generally be exclusive by format in each radio market. If CRI acquires a Cox Radio Station in a particular market in which the Company already has an exclusive affiliation agreement with another Radio Affiliate in the same format, the Cox Radio Station shall be permitted to become the Company's exclusive Radio Affiliate for such format within that radio market upon the expiration or earlier termination of the affiliation agreement of such other Radio Affiliate and the Company shall not renew any affiliation agreement of a Radio Affiliate in a particular market following the acquisition by CRI of a Cox Radio Station in such market having the same format as such Radio Affiliate.



                      * CONFIDENTIAL TREATMENT REQUEST(ED)

                                   ARTICLE 14

                            Miscellaneous Provisions

        14.1 Incorporation; Public Offering.

               14.1.1 The Management Committee, upon approval by a Supermajority Vote, may in connection with a proposed initial public offering by the Company, cause the incorporation of the Company or all of the Company's assets into a corporate form pursuant to a Reorganization. As used herein, a "Reorganization" shall include each of the following transactions:

                      (a) The contribution and/or sale, exchange, lease, transfer, disposition or conveyance to any Person(s) formed by the Company or its Affiliates for the purpose of effecting the Reorganization of all or substantially all of the Company's (and, if appropriate, its Subsidiaries') assets and liabilities;

                      (b) The merger or consolidation of the Company with or into any Person(s) formed by the Company or its Affiliates for the purpose of effecting the Reorganization;

                      (c) The contribution, transfer, disposition or conveyance to any Person(s) formed by the Company or its Affiliates for the purpose of effecting the Reorganization of all of the Interests in the Company; or

                      (d) Any other transaction or series of transactions involving the Company that has the effect of any of the transactions described in (a), (b) or (c) above, or which otherwise causes or results in the incorporation of the Company or the Company's (and, if appropriate, its Subsidiaries') assets.

Any Person that succeeds to the assets of the Company (and/or its Subsidiaries, if appropriate) is hereinafter referred to as the "Successor".

               14.1.2 Upon any Reorganization, if determined by the Management Committee (subject to approval by a Supermajority Vote) to be appropriate under the circumstances, the Company shall be liquidated, and the consideration received as part of the Reorganization shall be distributed to the Members in accordance with the provisions of Article 11.

               14.1.3 Following the approval of a Reorganization pursuant to this Section 14.1, the Members shall, subject to the other provisions of this
Section 14.1, execute all instruments and documents that may be required to best effectuate such Reorganization, consistent with the terms and conditions of this Agreement, while continuing in full force and effect the terms, provisions and conditions of this Agreement, to the fullest extent consistent with such Reorganization, as determined by the Management Committee (subject to approval by a Supermajority Vote).

               14.1.4 Following the approval of a Reorganization pursuant to this Section 14.1, the Management Committee shall cause a registration for a public offering or sale of Capital

Stock of the Company (or the Successor, as the case may be) to be effected in accordance with the terms and conditions of this Agreement and such additional terms and conditions, consistent therewith, as may be determined by the Management Committee (subject to approval by a Supermajority Vote). At the request of the Management Committee, the Members shall execute all documents as may be determined by the Management Committee to be reasonably necessary in connection with any such public offering.

               14.1.5 Notwithstanding anything to the contrary continued herein, in the event of any registration for public offering or sale of Capital Stock of the Company or the Successor, effective upon the consummation of such public offering, this Agreement and any instruments or documents executed in connection with a Reorganization (including all documents and instruments entered into pursuant to Section 14.1.3 above) shall be amended or modified (i) to modify or eliminate all special consent or voting rights or other powers or voting rights given to Members or Representatives, (ii) to change the provisions relating to expiration of the term of the Company (or the Successor); (iii) to modify or eliminate any other provisions, in each case to the extent that any such modifications are approved by the Management Committee, by a Supermajority Vote, and determined to be beneficial to the proposed public offering in the judgment of the managing underwriter (as chosen for participation in the public offering by the Management Committee, by a Supermajority Vote); and (iv) to eliminate
Article 10 of this Agreement. In the event of such approval by the Management Committee and such determination by the underwriter, each Member shall be bound by such approval and determination, and the Management Committee shall be authorized to execute, on behalf of such Members, the appropriate amendments or modifications to such agreements, documents and instruments.

               14.1.6 Notwithstanding anything contained in this Section 14.1 to the contrary, it is understood and agreed that in connection with a registration for a public offering or sale of Capital Stock of the Company or the Successor that (i) the Capital Stock received by each Member in respect of its Units shall be the same Capital Stock being offered to the public; (ii) any limitations imposed on shares of Capital Stock pursuant to a "lock-up" or similar agreement required by the managing underwriter shall be on terms customary in initial public offerings or secondary public offerings; and (iii) a Member shall have the right to participate, pro rata relative to its Percentage Interests, in any registration rights that the Management Committee may determine, by a Supermajority Vote, to provide for in connection with the Reorganization.

        14.2 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly signed or made as of the date delivered if delivered personally or by overnight courier, when confirmed by telephone if delivered by facsimile, or three (3) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

                            if to Cox:

                            Cox Enterprises, Inc.
                            1400 Lake Hearn Drive
                            Atlanta, GA  30319
                            Attention:  Mr. William L. Killen, Jr.

                            with a copy to:

                            Dow, Lohnes & Albertson, PLLC
                            1200 New Hampshire Avenue, NW
                            Washington, D.C.  20036
                            Attention:  Edward J. O'Connell, Esq.

                            if to MP3:

                            MP3.com, Inc.
                           10350 Science Center Drive
                           Building 14
                           San Diego, California  92121
                           Attention:  President

                           with a copy to:

                            Cooley Godward LLP
                            4365 Executive Drive
                            Suite 1100
                            San Diego, California  92121
                            Attention: Frederick T. Muto, Esq.

                           if to the Company:

                           MP3Radio.com L.L.C.
                           c/o Cox Interactive Media, Inc.
                           1400 Lake Hearn Drive
                           Atlanta, Georgia 30319
                           Attention:

        14.3 Application of Delaware Law. This Agreement, and the application or interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Delaware, and specifically the Delaware Act.

        14.4 Waiver of Action for Partition. Except as otherwise expressly provided in this Agreement, the Members hereby specifically renounce, waive and forfeit all rights, whether arising under contract or statute or by operation of law, to seek, bring or maintain any action in any court of law or equity for partition of the Company, or any interest that is considered to be Company property, regardless of the manner in which title to any such property may be held.

        14.5 Amendments. This Agreement may be amended, and any provisions hereof may be waived, only by the prior written consent of each of Cox and MP3; provided, however, that once either Cox or MP3 holds a Percentage Interest of less than 15%, this Agreement may be amended by a Supermajority Vote of the Management Committee.

        14.6 Execution of Additional Instruments; Power of Attorney.

               14.6.1 Each Member agrees to execute, with acknowledgment or affidavit, if required, any and all documents and writings that may be expedient in connection with the continuance of the Company and the achievement of its purposes, specifically including (i) all amendments of this Agreement adopted pursuant to this Agreement, (ii) any certificates and other documents as the Manager reasonably deems necessary or appropriate to qualify the Company to do business as a limited liability company in all jurisdictions in which the Company conducts or plans to conduct business or owns or plans to own property and (iii) all such agreements, certificates, tax statements, tax returns and other documents as may be required of the Company or its Members by the laws of the United States of America and the State of Delaware, or any other State in which the Company conducts or plans to conduct business or owns or plans to own property, or any political subdivision or agency thereof.

               14.6.2 Compliance with Laws. At all times during the term of this Agreement, the Company shall obtain and maintain all permits, licenses and approvals as may be required by applicable law in order to engage in its business as described herein, and shall otherwise engage in business in such a manner so as to comply with all federal, state and local laws that may be applicable to the Company or its business.

               14.6.3 Headings. The headings in this Agreement are for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any of its provisions.

               14.6.4 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, that would have originally constituted a violation, from having the effect of an original violation.

               14.6.5 Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

        14.7 Severability. If any provision of this Agreement or portion thereof, or the application of such provision or portion thereof to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision or portion thereof to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

        14.8 Successors, and Assigns. Each and all of the covenants, terms, provisions, and agreements contained in this Agreement shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective successors and assigns. Neither party may assign this Agreement (by operation of law or otherwise) to any Person (other than an Affiliate) without the prior written consent of the other party except in connection with a sale of all or substantially all of such first party's business.

        14.9 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company.

        14.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

        14.11 Private Placement. These Units have been issued in reliance on an exemption from the registration requirements of the Securities Act.

        14.12 Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                   COX INTERACTIVE MEDIA, INC.


                                   By:________________________________________
                                      Name:
                                      Title:



                                   MP3 COM, INC.


                                   By:_________________________________________
                                      Name:
                                      Title:

                                    EXHIBIT A

                              MP3Radio.com L.L.C.


--------------------------------------------------------------------------------------------
                                                                               INITIAL MEMBER
                                     INITIAL CAPITAL        INITIAL              PERCENTAGE
MEMBER                           CONTRIBUTION COMMITMENT     UNITS                INTEREST
--------------------------------------------------------------------------------------------
Cox Interactive Media, Inc.            $16,050,000            535                   53.5%
1400 Lake Hearn Drive, N.E.
Atlanta, Georgia  30319
--------------------------------------------------------------------------------------------
MP3Com, Inc.                           $13,950,000            465                   46.5%
10350 Science Center Drive
Building 14
San Diego, California 92121
--------------------------------------------------------------------------------------------
TOTAL                                  $30,000,000            1,000              100.0%
--------------------------------------------------------------------------------------------

                                   Exhibit-A

                                   Exhibit B

                                 Business Plan

                                 MP3 RADIO.COM

                                 BUSINESS PLAN

                     - CONFIDENTIAL -         MAY 14, 1999

MP3 RADIO.COM FORMAT SITES
EXTEND MP3.COM TO RADIO

[Graphic showing
mp3.com's formats]

[***] Rock Stations
[***] Country Stations
[***] Contemporary Stations
[***] Jazz Stations
[***] Urban Stations


[***] CONFIDENTIAL TREATMENT REQUEST(ED)

SITE DESIGN & CONTENT

# Sites will be templated rather than customized
     # Highly formatted . . . No local HTML
# Sites will be templated by genre
     # Editorially oriented to the music format
# Sites will promote Internet music culture as opposed to radio music culture # Licensed use of certain MP3.com technology

#  Branding of sites will include "powered by MP3.com"

# Co-branded with radio station and "salted" with local content elements to be done by radio station using MP3 Radio.com publishing tools

#  Community tools

#  [***]

#  Content packages with a [***] sponsor and space for a [***] sponsor

#  URL: www.krld.mp3radio.com
   #  "MP3 Radio.com" name licensed to Joint Venture

[***] Confidential Treatment Request(ed)

                          MP3 TRAFFIC TO MP3 RADIO.COM

[Graphic showing how traffic flows among the venture's web pages and the distribution of revenues among the partners.]

                             EXAMPLE OF SITE DESIGN



    [Graphic showing design of two web pages in the joint venture's website]

ADVERTISING & ECOMMERCE ON
MP3 RADIO.COM

# Each page will include at least [***] banner and [***] sponsorship advertising opportunities

# [***] of ad inventory will be controlled by MP3 Radio.com

  # Initially, [***] of inventory will be allocated to the affiliated radio station

# MP3 Radio.com will receive [***] of the gross revenue to MP3.com on transactions from MP3 Radio.com's traffic
  (MP3.com will receive [***] of the gross revenue to MP3
  Radio.com on transactions from MP3.com's traffic)

# Other third-party eCommerce opportunities to be negotiated



[***] CONFIDENTIAL TREATMENT REQUEST(ED)

TRAFFIC FROM MP3 RADIO.COM
TO MP3.COM "BAND PAGES"


# Traffic in the [***] will be counted as traffic and reach for MP3.com by standard reporting agencies, e.g., Media Metrix

  - I.e, MP3.com will serve these co-branded pages

# [***] of ad inventory will be controlled by MP3 Radio.com

  - Initially, [***] of inventory will be allocated to the affiliated radio station

# MP3 Radio.com will receive [***] of the gross revenue to MP3.com on transactions from MP3 Radio.com's traffic (MP3.com will receive [***] of the gross revenue to MP3 Radio.com on transactions from MP3.com's traffic)


[***] CONFIDENTIAL TREATMENT REQUEST(ED)

PITCH TO RADIO STATIONS


#  Use "free music" to connect with listeners

#  Get data on your listener
   -  E-mail "acquisition & retention"

#  Free first rate website
   -  Station branding
   -  [***]

#  Initial [***] split of ad avails on local traffic

#  Initial [***] split of eCommerce on station's traffic

#  Coop marketing $ in market

# Unlimited promotional opportunities


[***] Confidential Treatment Request(ed)

ROLE OF RADIO STATIONS



# Provide pre-determined level of on-air promotion to MP3 Radio.com site

# If desired, sell its initial [***] allocation of ad inventory

# If desired, radio station staff provides local content






[***] CONFIDENTIAL TREATMENT REQUEST(ED)